================================================================================

                                                                     Exhibit 4.2

                            Hewlett-Packard Company

                                    Issuer,

                                      and

                       Chase Trust Company of California

                                    Trustee


                    Liquid Yield Option /TM/ Notes due 2017
                          (Zero Coupon--Subordinated)


                            _______________________


                                   INDENTURE

                          Dated as of October 14, 1997


                            _______________________


================================================================================



/TM/ Trademark of Merrill Lynch & Co., Inc.

                               TABLE OF CONTENTS


NOTE: This Table of Contents shall not, for any purpose, be deemed to be part of the Indenture.

                                                                                        Page
                                                                                        ----
ARTICLE I.    DEFINITIONS AND INCORPORATION BY REFERENCE
        SECTION 1.01.   Definitions....................................................   1
        SECTION 1.02.   Other Definitions..............................................   7
        SECTION 1.03.   Incorporation by Reference of Trust Indenture Act..............   8
        SECTION 1.04.   Rules of Construction..........................................   9

ARTICLE II.   THE SECURITIES

        SECTION 2.01.   Form and Dating................................................   9
        SECTION 2.02.   Execution and Authentication...................................  12
        SECTION 2.03.   Registrar, Paying Agent and Conversion Agent...................  13
        SECTION 2.04.   Paying Agent To Hold Money and Securities in Trust.............  13
        SECTION 2.05.   Securityholder Lists...........................................  14
        SECTION 2.06.   Transfer and Exchange..........................................  14
        SECTION 2.07.   Replacement Securities.........................................  16
        SECTION 2.08.   Outstanding Securities; Determinations of Holders' Action......  17
        SECTION 2.09.   Temporary Securities...........................................  18
        SECTION 2.10.   Cancellation...................................................  18
        SECTION 2.11.   Global Securities; Temporary Securities........................  19
        SECTION 2.12.   CUSIP Numbers..................................................  27

ARTICLE III.  REDEMPTION AND PURCHASES

        SECTION 3.01.   Right to Redeem; Notices to Trustee............................  28
        SECTION 3.02.   Selection of Securities to Be Redeemed.........................  28
        SECTION 3.03.   Notice of Redemption...........................................  29
        SECTION 3.04.   Effect of Notice of Redemption.................................  30
        SECTION 3.05.   Deposit of Redemption Price....................................  30
        SECTION 3.06.   Securities Redeemed in Part....................................  30
        SECTION 3.07.   Conversion Arrangement on Call for Redemption..................  30
        SECTION 3.08.   Purchase of Securities at the Option of the Holder.............  31
        SECTION 3.09.   Purchase of Securities at Option of the Holder upon Change in Control.....................................................  38
        SECTION 3.10.   Effect of Purchase Notice or Change in Control Purchase
                        Notice.........................................................  41

        SECTION 3.11.   Deposit of Purchase Price or Change in Control Purchase
                        Price..........................................................  43
        SECTION 3.12.   Securities Purchased in Part...................................  43
        SECTION 3.13.   Covenant to Comply with Securities Laws upon Purchase of
                        Securities.....................................................  43
        SECTION 3.14.   Repayment to the Company.......................................  44

ARTICLE IV.   COVENANTS

        SECTION 4.01.   Payment of Securities..........................................  44
        SECTION 4.02.   SEC Reports....................................................  45
        SECTION 4.03.   Compliance Certificate; Notice of Defaults.....................  45
        SECTION 4.04.   Further Instruments and Acts...................................  46
        SECTION 4.05.   Maintenance of Office or Agency................................  46
        SECTION 4.06.   Calculation of Original Issue Discount.........................  46
        SECTION 4.07.   144A Information Requirement...................................  47

ARTICLE V.    SUCCESSOR CORPORATION

        SECTION 5.01.   When Company May Merge or Transfer Assets......................  47
        SECTION 5.02.   Successor Company Substituted..................................  48

ARTICLE VI.   DEFAULTS AND REMEDIES

        SECTION 6.01.   Events of Default..............................................  48
        SECTION 6.02.   Acceleration...................................................  50
        SECTION 6.03.   Other Remedies.................................................  51
        SECTION 6.04.   Waiver of Past Defaults........................................  51
        SECTION 6.05.   Control by Majority............................................  51
        SECTION 6.06.   Limitation on Suits............................................  51
        SECTION 6.07.   Rights of Holders to Receive Payment...........................  52
        SECTION 6.08.   Collection Suit by Trustee.....................................  52
        SECTION 6.09.   Trustee May File Proofs of Claim...............................  52
        SECTION 6.10.   Priorities.....................................................  53
        SECTION 6.11.   Undertaking for Costs..........................................  54
        SECTION 6.12.   Notice of Defaults.............................................  54
        SECTION 6.13.   Waiver of Stay, Extension or Usury Laws........................  54

ARTICLE VII.  TRUSTEE

        SECTION 7.01.   Rights of Trustee..............................................  55


        SECTION 7.02.   Individual Rights of Trustee...................................  56
        SECTION 7.03.   Trustee's Disclaimer...........................................  56
        SECTION 7.04.   Notice of Defaults.............................................  56
        SECTION 7.05.   Reports by Trustee to Holders..................................  57
        SECTION 7.06.   Compensation and Indemnity.....................................  57
        SECTION 7.07.   Replacement of Trustee.........................................  58
        SECTION 7.08.   Successor Trustee by Merger....................................  59
        SECTION 7.09.   Eligibility; Disqualification..................................  59
        SECTION 7.10.   Preferential Collection of Claims Against Company..............  59
        SECTION 7.11.   Money Held in Trust............................................  59
        SECTION 7.12.   Appointment of Authenticating Agent............................  60
        SECTION 7.13.   Trustee's Application for Instructions from the Company........  61
        SECTION 7.14.   Reports by Trustee.............................................  61

ARTICLE VIII. DISCHARGE OF INDENTURE

        SECTION 8.01.   Discharge of Liability on Securities...........................  62
        SECTION 8.02.   Repayment to the Company.......................................  62

ARTICLE IX.   AMENDMENTS

        SECTION 9.01.   Without Consent of Holders.....................................  63
        SECTION 9.02.   With Consent of Holders........................................  63
        SECTION 9.03.   Compliance with Trust Indenture Act............................  65
        SECTION 9.04.   Revocation and Effect of Consents, Waivers and Actions.........  65
        SECTION 9.05.   Notation on or Exchange of Securities..........................  65
        SECTION 9.06.   Trustee to Sign Supplemental Indentures........................  66
        SECTION 9.07.   Effect of Supplemental Indentures..............................  66

ARTICLE X.    CONVERSION

        SECTION 10.01.  Conversion Privilege...........................................  66
        SECTION 10.02.  Conversion Procedure...........................................  68
        SECTION 10.03.  Fractional Shares..............................................  69
        SECTION 10.04.  Taxes on Conversion............................................  70
        SECTION 10.05.  Company to Provide Stock.......................................  70
        SECTION 10.06.  Adjustment for Change in Capital Stock.........................  70
        SECTION 10.07.  Adjustment for Rights Issue....................................  71
        SECTION 10.08.  Adjustment for Other Distributions.............................  72
        SECTION 10.09.  When Adjustment May Be Deferred................................  75
        SECTION 10.10.  When No Adjustment Required....................................  75



        SECTION 10.11.  Notice of Adjustment...........................................  76
        SECTION 10.12.  Voluntary Increase.............................................  76
        SECTION 10.13.  Notice of Certain Transactions.................................  76
        SECTION 10.14.  Reorganization of Company; Special Distributions...............  77
        SECTION 10.15.  Company Determination Final....................................  78
        SECTION 10.16.  Trustee's Adjustment Disclaimer................................  78
        SECTION 10.17.  Simultaneous Adjustments.......................................  78
        SECTION 10.18.  Successive Adjustments.........................................  78

ARTICLE XI.   SUBORDINATION

        SECTION 11.01.  Securities Subordinate to Senior Indebtedness..................  78
        SECTION 11.02.  Payment Over of Proceeds Upon Dissolution, Etc.................  79
        SECTION 11.03.  Payment Permitted If No Default................................  80
        SECTION 11.04.  Subrogation to Rights of Holders of Senior Indebtedness........  80
        SECTION 11.05.  Provisions Solely to Define Relative Rights....................  81
        SECTION 11.06.  Trustee to Effectuate Subordination............................  81
        SECTION 11.07.  No Waiver of Subordination Provisions..........................  82
        SECTION 11.08.  Reliance on Judicial Order or Certificate of Liquidating Agent.  82
        SECTION 11.09.  Trustee Not Fiduciary for Holders of Senior Indebtedness.......  82
        SECTION 11.10.  Rights of Trustee as Holders of Senior Indebtedness;
                        Preservation of Trustee's Rights...............................  83
        SECTION 11.11.  Article XI Applicable to Paying Agents.........................  83

ARTICLE XII.  SPECIAL TAX EVENT CONVERSION

        SECTION 12.01.  Optional Conversion to Semiannual Coupon Note Upon Tax
                        Event..........................................................  83
        SECTION 12.02.  Payment of Interest; Interest Rights Preserved.................  84

ARTICLE XIII. MISCELLANEOUS

        SECTION 13.01.  Trust Indenture Act Controls...................................  85
        SECTION 13.02.  Notices........................................................  86
        SECTION 13.03.  Communication by Holders with Other Holders....................  86
        SECTION 13.04.  Certificate and Opinion as to Conditions Precedent.............  87
        SECTION 13.05.  Statements Required in Certificate or Opinion..................  87
        SECTION 13.06.  Separability Clause............................................  87
        SECTION 13.07.  Rules By Trustee, Paying Agent, Conversion Agent and
                        Registrar......................................................  87

        SECTION 13.08.  Legal Holiday..................................................  88
        SECTION 13.09.  GOVERNING LAW..................................................  88
        SECTION 13.10.  No Recourse Against Others.....................................  88
        SECTION 13.11.  Successors.....................................................  88
        SECTION 13.12.  Multiple Originals.............................................  88
        SECTION 13.13   Registration Rights............................................  88
        SECTION 13.14   Section References.............................................  88


SIGNATURES.............................................................................  89

EXHIBIT A FORM OF FACE OF NOTE......................................................... A-1
EXHIBIT B FORM OF TRANSFER CERTIFICATES................................................ B-1

     INDENTURE, dated as of October 14, 1997, between Hewlett-Packard Company, a California corporation ("Company"), and Chase Trust Company of California, as
                         -------
trustee (the "Trustee").
              -------

     Each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Holders of the Company's Liquid Yield Option Notes due 2017 (Zero Coupon--Subordinated):


                                   ARTICLE I.

                   DEFINITIONS AND INCORPORATION BY REFERENCE


      SECTION 1.01.  DEFINITIONS.
                     -----------

     "AFFILIATE" of any specified person means any other person directly or
      ---------
indirectly controlling or controlled by or under direct or indirect common control with such specified person. For the purposes of this definition, "control", when used with respect to any specified person, means the power to
--------
direct or cause the direction of the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have
                                      -----------       ----------
meanings correlative to the foregoing.

     "APPLICABLE PROCEDURES" means, with respect to any transfer or exchange of
      ---------------------
beneficial ownership interests in a Global Security, the rules and procedures of the DTC, Euroclear and Cedel that are applicable to such transfer or exchange.

     "AUTHENTICATING AGENT" means any Person authorized by the Trustee pursuant
      --------------------
to Section 7.12 to act on behalf of the Trustee to authenticate Securities.

     "BANKRUPTCY LAW" means Title 11, United States Code, or any similar Federal
      --------------
or state law for the relief of debtors generally.

     "BOARD OF DIRECTORS" or "BOARD" means, with respect to any matter, either
      ------------------      -----
the board of directors of the Company or any committee of such board duly authorized, with respect to such matter, to exercise the powers of such board.

     "BUSINESS DAY" means each day of the year on which banking institutions in
      ------------
The City of New York are not required or authorized to close.

     "CAPITAL STOCK" for any corporation means any and all shares, interests,
      -------------
rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) capital stock issued by that corporation.

     "CASH" or "CASH" means such coin or currency of The United States of
      ----      ----
America as at any time of payment is legal tender for the payment of public and private debts.

     "CEDEL" means Centrale de Livraison de Valeurs Mobilieres, S.A., or its
      -----
successor.

     "COMMON STOCK" means the Common Stock, $1.00 par value per share, of the
      ------------
Company as it exists on the date of this Indenture or any other shares of capital stock of the Company into which such common stock shall be reclassified or changed.

     "COMPANY" means the party named as the "Company" in the first paragraph of
      -------
this Indenture until a successor replaces it pursuant to the applicable provisions of this Indenture and, thereafter, shall mean such successor. The foregoing sentence shall likewise apply to any subsequent such successor or successors.

     "COMPANY REQUEST" or "COMPANY ORDER" means a written request or order
      ---------------      -------------
signed in the name of the Company by any authorized officer of the Company.

     "CONSOLIDATED SUBSIDIARY" means, at any date, any Subsidiary the accounts
      -----------------------
of which are consolidated with those of the Company as of such date for public financial reporting purposes.

     "CUSTODIAN" means any receiver, trustee, assignee, liquidator, custodian or
      ---------
similar official under any Bankruptcy Law.

     "DEFAULT" means any event that is, or after notice or passage of time or
      -------
both would be, an Event of Default.

     "DEFINITIVE SECURITIES" means Securities that are in the form of Security
      ---------------------
attached hereto as Exhibit A that does not include the paragraph and schedule referred to in footnotes 1 and 2, respectively.

     "DEPOSITARY" means, with respect to the Securities issuable or issued in
      ----------
whole or in part in global form, the person specified in Section 2.03 as the Depositary with respect to the Securities, until a successor shall have been appointed and become such pursuant to the applicable provision of this Indenture, and, thereafter, "Depositary" shall mean or include such successor.

     "EUROCLEAR" means Morgan Guaranty Trust Company of New York, Brussels
      ---------
Office, or its successor as operator of the Euroclear System.

     "GLOBAL SECURITIES" means, individually and collectively, the Regulation S
      -----------------
Temporary Global Security, the Regulation S Permanent Global Security and the Restricted Global Security.

     "HOLDER" or "SECURITYHOLDER" means a person in whose name a Security is
      ------      --------------
registered on the Registrar's books.

     "INDENTURE" means this Indenture as amended or supplemented from time to
      ---------
time in accordance with the terms hereof, including the provisions of the TIA that are deemed to be a part hereof.

     "INITIAL PURCHASER" means Merrill Lynch & Co., Merrill Lynch, Pierce,
      -----------------
Fenner & Smith Incorporated.

     "ISSUE DATE" of any Security means the date on which the Security was
      ----------
originally issued or deemed issued as set forth on the face of the Security.

     "ISSUE PRICE" of any Security means, in connection with the original
      -----------
issuance of such Security, the initial issue price at which the Security is sold as set forth on the face of the Security.

     "MARKET PRICE" means the average of the Sale Price of the Common Stock for
      ------------
the five Trading Day period ending on and including the third Trading Day immediately prior to but not including, the applicable Purchase Date appropriately adjusted to take into account the actual occurrence, during the seven Trading Days preceding such Purchase Date, of any event described in
Section 10.06, 10.07 or 10.08; subject, however, to the conditions set forth in
                               -------  -------
Sections 10.09 and 10.10.

     "OFFICER" means either Chairman or Vice Chairman of the Board, the
      -------
President, any Vice President, the Treasurer, the Secretary, any Assistant Treasurer or Assistant Secretary of the Company.

     "OFFICER'S CERTIFICATE" means a written certificate containing the
      ---------------------
information specified in Sections 13.04 and 13.05, (i) signed in the name of the Company by any of its Chairman of the Board, Vice Chairman of the Board, the President, any Vice President, the Treasurer, any

Assistant Treasurer, the Controller, any Assistant Controller, its Secretary or any Assistant Secretary, and delivered to the Trustee.

     "OPINION OF COUNSEL" means a written opinion containing the information
      ------------------
specified in Sections 13.04 and 13.05, if applicable, rendered by legal counsel who may be (i) an employee of, or counsel to, the Company or (ii) other counsel designated by the Company and reasonably acceptable to the Trustee.

     "ORIGINAL ISSUE DISCOUNT" of any Security means the difference between the
      -----------------------
Issue Price and the Principal Amount of the Security as set forth on the face of the Security.

     "PERSON" means any individual, corporation, partnership, joint venture,
      ------
association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     "PRINCIPAL," "PRINCIPAL AMOUNT" OR "PRINCIPAL AMOUNT" of a Security means
      ---------    ----------------      ----------------
the principal amount due at the maturity date of the Security as set forth on the face of the Security.

     "PURCHASE AGREEMENT" means the agreement dated October 7, 1997 between the
      ------------------
Company and the Initial Purchaser relating to the offer and sale of the Securities.

     "REDEMPTION DATE" or "REDEMPTION DATE" shall mean the date specified for
      ---------------      ---------------
redemption of any of the Securities in accordance with the terms of the Securities and this Indenture.

     "REDEMPTION PRICE" or "REDEMPTION PRICE" shall have the meaning set forth
      ----------------      ----------------
in paragraph 5 of the Securities.

     "REGISTRATION RIGHTS AGREEMENT" means that certain agreement among the
      -----------------------------
Company and the Initial Purchaser of even date herewith relating to the registration of the Securities under the Securities Act.

     "REGULATION S" means Regulation S promulgated under the Securities Act.
      ------------

     "REGULATION S GLOBAL SECURITY" means a Regulation S Temporary Global
      ----------------------------
Security or Regulation S Permanent Global Security, as appropriate.

     "REGULATION S PERMANENT GLOBAL SECURITY" means a permanent Global Security
      --------------------------------------
that contains the paragraph referred to in footnote 1, the paragraphs referred to in footnote 2, the paragraph referred to in footnote 3 and the additional schedule referred to in footnote 4 to the form of the Security attached hereto as Exhibit A-2, and that is deposited with and registered in the name of the Depositary, representing the Securities and in reliance on Regulation S.

     "REGULATION S TEMPORARY GLOBAL SECURITY" means a single temporary Global
      --------------------------------------
Security that contains the paragraph referred to in footnote 1, the paragraphs referred to in footnote 2, the paragraph referred to in footnote 3 and the additional schedule referred to in footnote 4 to the form of the Security attached hereto as Exhibit A-2 that is deposited with and registered in the name of the Depositary, representing Securities sold in reliance on Regulation S.

     "RESTRICTED GLOBAL SECURITY" means a permanent Global Security that
      --------------------------
contains the paragraph referred to in footnote 1, the paragraphs referred to in footnote 2, the paragraph referred to in footnote 3 and the additional schedule referred to in footnote 4 to the form of the Security attached hereto as Exhibit A-1, and that is deposited with and registered in the name of the Depositary.

     "SALE PRICE" of a single share of Common Stock on any Trading Day means the
      ----------
closing per share sale price for the Common Stock (or if no closing sale price is reported, the average of the bid and ask prices or, if more than one in either case the average of the average bid and the average ask prices) on such Trading Day as reported in composite transactions for the principal United States securities exchange on which the Common Stock is traded or, if the Common Stock is not listed on a United States national or regional stock exchange, as reported by the National Association of Securities Dealers Automated Quotation System.

     "SEC" means the Securities and Exchange Commission.
      ---

     "SECURITIES" or "SECURITY" means any of the Company's Liquid Yield
      ----------      --------
Option/TM*/ Notes due 2017, as amended or supplemented from time to time in accordance with the terms hereof, issued under this Indenture.


     "SECURITIES CUSTODIAN" means the Registrar as custodian with respect to the
      --------------------
Securities in global form, or any successor entity thereto.


-----------------------
/*/  /TM/Trademark of Merrill Lynch & Co., Inc.

     "SECURITYHOLDER" or "HOLDER" means a person in whose name a Security is
      --------------      ------
registered on the Registrar's books.

     "SENIOR INDEBTEDNESS" means, without duplication, the principal, premium
      -------------------
(if any) and unpaid interest on all present and future (i) indebtedness of the Company for borrowed money, (ii) obligations of the Company evidenced by bonds, debentures, notes or similar instruments, (iii) all obligations of the Company under (a) interest rate swaps, caps, collars, options, and similar arrangements,
(b) any foreign exchange contract, currency swap contract, futures contract, currency option contract, or other foreign currency hedge, and (c) credit swaps, caps, floors, collars and similar arrangements, (iv) indebtedness incurred, assumed or guaranteed by the Company in connection with the acquisition by it or a Subsidiary of any business, properties or assets (except purchase money indebtedness classified as accounts payable under generally accepted accounting principles), (v) all obligations and liabilities (contingent or otherwise) in respect of leases of the Company required, in conformity with generally accepted accounting principles, to be accounted for as capitalized lease obligations on the balance sheet of the Company and all obligations and liabilities (contingent or otherwise) under any lease or related document (including a purchase agreement) in connection with the lease of real property which provides that the Company is contractually obligated to purchase or cause a third party to purchase the leased property and thereby guarantee a minimum residual value of the leased property to the lessor and the obligations of the Company under such lease or related document to purchase or to cause a third party to purchase such leased property, (vi) reimbursement obligations of the Company in respect of letters of credit relating to indebtedness or other obligations of the Company that qualify as indebtedness or obligations of the kind referred to in clauses
(i) through (v) above, and (vii) obligations of the Company under direct or indirect guaranties in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise assure a creditor against loss in respect of, indebtedness or obligations of others of the kinds referred to in clauses (i) through (vi) above, in each case unless the instrument creating or evidencing the indebtedness or obligation or pursuant to which the same is outstanding provides that such indebtedness or obligation is not senior in right of payment to the Securities.

     "STATED MATURITY", when used with respect to any Security, means the date
      ---------------
specified in such Security as the final fixed date on which the Principal of such Security is due and payable.

     "SUBSIDIARY" means (i) a corporation, a majority of whose Capital Stock
      ----------
with voting power, under ordinary circumstances, to elect directors is, at the date of determination, directly or indirectly owned by the Company, by one or more subsidiaries of the Company or by the Company and one or more subsidiaries of the Company, (ii) a partnership in which the Company or a subsidiary of the Company holds a majority interest in the equity capital or profits of such partnership, or (iii) any other person (other than a corporation) in which the Company, a subsidiary of the Company or the Company and one or more subsidiaries of the Company, directly or indirectly, at the date of determination, has (x) at least a majority ownership interest or (y) the power to elect or direct the election of a majority of the directors or other governing body of such person.

     "TAX EVENT" means that the Company shall have received an opinion from
      ---------
independent tax counsel experienced in such matters to the effect that, on or after the date of this Indenture, as a result of (a) any amendment to, or change (including any announced prospective change) in, the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein or (b) any amendment to, or change in, an interpretation or application of such laws or regulations by any legislative body, court, governmental agency or regulatory authority, in each case which amendment or change is enacted, promulgated, issued or announced or which interpretation is issued or announced or which action is taken, on or after the date of this Indenture, there is more than an insubstantial risk that interest (including Original Issue Discount) payable on the Securities either (i) would not be deductible on a current accrual basis or (ii) would not be deductible under any other method, in either case in whole or in part, by the Company (by reason of deferral, disallowance, or otherwise) for United States federal income tax purposes.

     "TIA" means the Trust Indenture Act of 1939, as amended by the Trust
      ---
Indenture Reform Act of 1990, and as in effect on the date of this Indenture, except as provided in Section 9.03.

     "TIME OF DETERMINATION" means the time and date of the determination of
      ---------------------
stockholders entitled to receive rights, warrants, options or a distribution, in each case, to which Sections 10.07 or 10.08 apply.

     "TRADING DAY" means each day on which the primary securities exchange or
      -----------
quotation system which is used to determine the Sale Price is open for trading or quotation.

     "TRUST OFFICER" means any officer of the Trustee assigned by the Trustee to
      -------------
administer its corporate trust matters.

     "TRUSTEE" means the party named as the "Trustee" in the first paragraph of
      -------
this Indenture until a successor replaces it pursuant to the applicable provisions of this Indenture and, thereafter, shall mean such successor.

      SECTION 1.02.  OTHER DEFINITIONS.
                     -----------------

                                                              Defined in
            Term                                               Section
            ----                                              ----------
"Associate"................................................   3.09(a)
"Agent Members"............................................   2.01(d)
"beneficial owner".........................................   3.09(a)
"Change in Control"........................................   3.09(a)
"Change in Control Purchase Date"..........................   3.09(a)
"Change in Control Purchase Notice"........................   3.09(c)
"Change in Control Purchase Price".........................   3.09(a)
"Company Notice"...........................................   3.08(e)
"Company Notice Date"......................................   3.08(e)
"Conversion Agent".........................................      2.03
"Conversion Date"..........................................     10.02
"Conversion Rate"..........................................     10.01
"Defaulted Interest".......................................     12.02
"DTC"......................................................      2.03
"Event of Default".........................................      6.01
"Exchange Act".............................................   3.08(d)
"Ex-Dividend Time".........................................     10.01
"Extraordinary Cash Dividend"..............................     10.08
"Interest Payment Date"....................................     12.01
"Legal Holiday"............................................     11.08
"Legend"...................................................   2.06(d)
"Notice of Default"........................................      6.01
"Option"...................................................      2.02
"Option Exercise Date".....................................     12.01
"Paying Agent".............................................      2.03
"Purchase Date"............................................   3.08(a)
"Purchase Notice"..........................................   3.08(a)
"Purchase Price"...........................................   3.08(a)
"Registrar"................................................      2.03
"Regular Record Date"......................................     12.01
"Restated Principal Amount"................................     12.01
"Securities Act"...........................................   3.08(d)
"Tax Event Date"...........................................     12.01
"Time of Determination"....................................     10.01
"Transfer Restricted Security".............................   2.11(f)

      SECTION 1.03.  INCORPORATION BY REFERENCE OF TRUST INDENTURE ACT.
                     -------------------------------------------------
Whenever this Indenture refers to a provision of the TIA, such provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

     "COMMISSION" means the SEC.
      ----------

     "INDENTURE SECURITIES" means the Securities.
      --------------------

     "INDENTURE SECURITY HOLDER" means a Securityholder.
      -------------------------

     "INDENTURE TO BE QUALIFIED" means this Indenture.
      -------------------------

     "INDENTURE TRUSTEE" or "INSTITUTIONAL TRUSTEE" means the Trustee.
     ------------------      ---------------------

     "OBLIGOR" on the indenture securities means the Company.
      -------

     All other TIA terms used in this Indenture that are defined by the TIA or defined by TIA reference to another statute or regulation have the meanings assigned to them by such definitions.

      SECTION 1.04.  RULES OF CONSTRUCTION.  Unless the context otherwise
                     ---------------------
requires:

            1. a term has the meaning assigned to it;

            2. an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles as in effect from time to time in The United States of America;

            3. "or" is not exclusive;

            4. "including" means including, without limitation; and

            5. words in the singular include the plural, and words in the plural include the singular.

                                  ARTICLE II.

                                 THE SECURITIES


      SECTION 2.01.  FORM AND DATING.  The Securities and the Trustee's
                     ---------------
certificate of authentication shall be substantially in the form of Exhibit A, which is a part of this Indenture. The Securities may have notations, legends or endorsements required by law, stock exchange rule or usage (provided that any
                                                            --------
such notation, legend or endorsement required by usage is in a form acceptable to the Company and the Trustee). Each Security shall be dated the date of its authentication.

     The Securities are being offered and sold by the Company pursuant to a Purchase Agreement, dated October 7, 1997, between the Company and the Initial Purchaser (the "Purchase Agreement").
                ------------------

          (a) Restricted Global Securities.  Securities offered and sold within
              ----------------------------
the United States to qualified institutional investors, as defined in Rule 144A ("QIBs"), in reliance on Rule 144A under the Securities Act shall be issued,
  ----
initially in the form of a Restricted Global Security, which shall be deposited on behalf of the purchasers of the Securities represented thereby with DTC or the nominee thereof duly executed by the Company and authenticated by the Trustee as hereinafter provided. The aggregate principal amount of the Restricted Global Securities may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Depositary as hereinafter provided.

          (b) Regulation S Global Securities.  Securities offered and sold in
              ------------------------------
reliance on Regulation S shall be issued initially in the form of the Regulation S Temporary Global Security, which shall be deposited on behalf of the purchasers of the Securities represented thereby with the Trustee, at its Corporate Trust Office, as custodian for the Depositary, and registered in the name of the Depositary, duly executed by the Company and authenticated by the Trustee as hereinafter provided. The "40-day restricted period" (as defined in Regulation S) shall be terminated upon the receipt by the Trustee of (i) a written certificate from the Depositary certifying that it has received certification of non-U.S. beneficial ownership of 100% of the aggregate principal amount of the Regulation S Temporary Global Security (except to the extent of any beneficial owners thereof who acquired an interest therein pursuant to another exemption from registration under the Securities Act and who will take delivery of a beneficial ownership interest in a Restricted Global Security, all as contemplated by Section 2.11(a)(ii) hereof), and (ii) an Officer's Certificate from the Company. Following the termination of the 40-day restricted period, beneficial interests in the Regulation S Temporary Global

Security shall be exchanged for beneficial interests in Regulation S Permanent Global Securities pursuant to the Applicable Procedures. Simultaneously with the authentication of Regulation S Permanent Global Securities, the Trustee shall cancel the Regulation S Temporary Global Security. The aggregate principal amount of the Regulation S Temporary Global Security and the Regulation S Permanent Global Securities may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Depositary, as the case may be, in connection with transfers of interest as hereinafter provided.

          (c) Global Securities in General.   Each global Security shall
              ----------------------------
represent such of the outstanding Securities as shall be specified therein and each shall provide that it shall represent the aggregate amount of outstanding Securities from time to time endorsed thereon and that the aggregate amount of outstanding Securities represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges and redemptions. Any endorsement of a global Security to reflect the amount of any increase or decrease in the amount of outstanding Securities represented thereby shall be made by the Trustee in accordance with instructions given by the Holder thereof as required by Section 2.11.

          (d) Book-Entry Provisions.  This Section 2.01(d), shall apply only to
              ---------------------
Restricted Global Securities and the Regulation S Permanent Global Securities deposited with or on behalf of the Depositary.

     The Company shall execute and the Trustee shall, in accordance with this
Section 2.01(d), authenticate and deliver initially one or more global Securities that (a) shall be registered in the name of the Depositary, (b) shall be delivered by the Trustee to the Depositary or pursuant to the Depositary's instructions and (c) shall bear legends substantially to the following effect:

     "UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO.), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS, IN WHOLE BUT NOT IN PART, TO NOMINEES OF THE DEPOSITORY TRUST COMPANY OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN ARTICLE TWO OF THE INDENTURE REFERRED TO ON THE REVERSE HEREOF."

     Members of, or participants in, the Depositary ("Agent Members") shall have
                                                      -------------
no rights under this Indenture with respect to any global Security held on their behalf by the Depositary or under the global Security, and the Depositary may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of such global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall (A) prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or (B) impair, as between the Depositary and its Agent Members, the operation of customary practices governing the exercise of the rights of a holder of any Security.

       SECTION 2.02.  EXECUTION AND AUTHENTICATION.  The Securities shall be
                      ----------------------------
executed by the Company by any authorized officer, under its corporate seal reproduced thereon attested by its Corporate Counsel. The signature of any of these officers on the Securities may be manual or facsimile.

     Securities bearing the manual or facsimile signatures of individuals who were at any time the proper Officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the Issue Date of such Securities.

     No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein duly executed by the Trustee by manual signature of an authorized signatory, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder.

     The Trustee shall authenticate and deliver Securities for original issue in an aggregate Principal Amount of up to $1,800,000,000 upon a Company Order without any further action by the Company; provided, however, that in the event
                                           --------  -------
that the Initial Purchaser buys any Additional Securities pursuant to the overallotment option (the "Option") granted pursuant to the Purchase Agreement,
                           ------
then the Trustee shall authenticate and deliver Securities for original issue in an aggregate Principal Amount of up to $1,800,000,000 plus up to $200,000,000 in aggregate Principal Amount or such lesser amount of Securities in either case, sold pursuant to the Option upon a Company Order. The aggregate Principal Amount of Securities outstanding at any time may not exceed the amount set forth in the foregoing sentence, subject to the proviso set forth therein, except as provided in Section 2.07.

     The Securities shall be issued only in registered form without coupons in minimum denominations of $1,000 Principal Amount at maturity and in integral multiples of $1,000 Principal Amount at maturity in excess thereof.

      SECTION 2.03.  REGISTRAR, PAYING AGENT AND CONVERSION AGENT.  The Company
                     --------------------------------------------
shall maintain an office or agency where Securities may be presented for registration of transfer or for exchange ("Registrar"), an office or agency
                                           ---------
where Securities may be presented for purchase or payment ("Paying Agent") and
                                                            ------------
an office or agency where Securities may be presented for conversion ("Conversion Agent"). The Registrar shall keep a register of the Securities and
------------------
of their transfer and exchange. The Company may have one or more co-registrars, one or more additional paying agents and one or more additional conversion agents. The term Paying Agent includes any additional paying agent. The term Conversion Agent includes any additional conversion agent.

     The Company shall enter into an appropriate agency agreement with any Registrar, Paying Agent, Conversion Agent or co-registrar other than the Trustee. The agreement shall implement the provisions of this Indenture that relate to such agent. The Company shall notify the Trustee and the Holders of the name and address of any such agent and of any change in the office or agency referred to in Section 4.05. If the Company fails to maintain a Registrar, Paying Agent or Conversion Agent, the Trustee shall act as such and shall be entitled to appropriate compensation therefor pursuant to Section 7.06. The Company or any Subsidiary or an Affiliate of either of them may act as Paying Agent, Registrar, Conversion Agent or co-registrar.

     The Company initially appoints the Trustee as Registrar, Conversion Agent and Paying Agent in connection with the Securities.

     The Company initially appoints The Depository Trust Company ("DTC") to act
                                                                   ---
as Depositary with respect to the Global Securities.

     The Company initially appoints the Registrar to act as Securities Custodian with respect to the Global Securities.

      SECTION 2.04.  PAYING AGENT TO HOLD MONEY AND SECURITIES IN TRUST.  In
                     --------------------------------------------------
accordance with Section 4.05 and except as otherwise provided herein, prior to 12:00 noon, New York City time, or on each due date of payments in respect of any Security, the Company shall deposit with the Paying Agent a sum of money or, if permitted by the terms hereof, securities sufficient to make such payments when so becoming due. The Company shall require each Paying Agent (other than the Trustee) to agree in writing that the Paying Agent shall hold in trust for the benefit of Securityholders or the Trustee all money and securities held by the Paying Agent for the making of payments in respect of the Securities and shall notify the Trustee of any default by the Company in making any such payment. At any time during the continuance of any default by the Company in making any payments in respect of the Securities, the Paying Agent shall, upon the written request of the Trustee, forthwith pay to the Trustee all money and securities so held in trust. If the Company, a Subsidiary or an Affiliate of any of them acts as Paying Agent, it shall segregate the money and securities held by it as Paying Agent and hold it as a separate trust fund. The Company at any time may require a Paying Agent to pay all money and securities held by it to the Trustee and to account for any money and securities disbursed by it.
Upon doing so, the Paying Agent shall have no further liability for the money and securities.

      SECTION 2.05.  SECURITYHOLDER LISTS.  The Trustee shall preserve in as
                     --------------------
current a form as is reasonably practicable the most recent list available to it of the names and addresses of Securityholders. If the Trustee is not the Registrar, the Company shall furnish or cause to be furnished to the Trustee (i) at least semiannually on June 1 and December 1 a list of the names and addresses of Securityholders dated within 15 days of the date on which the list is furnished and (ii) at such other times as the Trustee may request in writing a list, in such form and as of such date as the Trustee may reasonably require, of the names and addresses of Securityholders.

      SECTION 2.06.  TRANSFER AND EXCHANGE.
                     ---------------------

     (a) Transfer and Exchange.  Upon surrender for registration of transfer of
         ---------------------
any Security, together with a written instrument of transfer satisfactory to the Trustee duly executed by the Securityholder or such Securityholder's attorney duly authorized in writing, at the office or agency of the Company designated as Registrar or co-registrar pursuant to Section 2.03 or at the office or agency referred to in Section 4.05, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of any authorized denomination or denominations, of a like aggregate Principal Amount. The Company shall not charge a service charge for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to pay all taxes, assessments or other governmental charges that may be imposed in connection with the transfer or exchange of the Securities from the Securityholder requesting such transfer or exchange (other than any exchange of a temporary Security for a Security not involving any change in ownership).

     (b) Obligations with respect to Transfers and Exchanges.  At the option of
         ---------------------------------------------------
the Holder, Securities may be exchanged for other Securities of any authorized denomination or denominations, of a like aggregate Principal Amount, upon surrender of the Securities to be exchanged, together with a written instrument of transfer satisfactory to the Registrar duly executed by the Securityholder or such Securityholder's attorney duly authorized in writing, at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

     The Company shall not be required to make, and the Registrar need not register, transfers or exchanges of (i) Definitive Securities selected for redemption (except, in the case of Securities to be redeemed in part, the portion thereof not to be redeemed), (ii) any Securities in respect of which a Purchase Notice or a Change in Control Purchase Notice has been given and not withdrawn by the Holder thereof in accordance with the terms of this Indenture (except, in the case of Securities to be purchased in part, the portion thereof not to be purchased) or (iii) any Securities for a period of 15 days before the mailing of a notice of redemption.

     Successive registrations and registrations of transfers and exchanges as aforesaid may be made from time to time as desired, and each such registration shall be noted on the register for the Securities.

     Any Registrar appointed pursuant to Section 2.03 shall provide to the Trustee such information as the Trustee may reasonably require in connection with the delivery by such Registrar of Securities upon transfer or exchange of Securities.

     No Registrar shall be required to make registrations of transfer or exchange of Securities during any periods designated in the text of the Securities or in this Indenture as periods during which such registration of transfers and exchanges need not be made.

     (c) Restrictions on Transfer and Exchange of Global Securities.
         ----------------------------------------------------------
Notwithstanding any provision to the contrary herein, so long as a global Security remains outstanding and is held by or on behalf of the Depositary, transfers of a global Security, in whole or in part, shall be made only in accordance with Section 2.11 and this Section 2.06(c). Transfers of a global Security shall be limited to transfers of such global Security in whole, or in part, to nominees of the Depositary or to a successor of the Depositary or such successor's nominee.

     (d) Legends.  If Securities are issued upon the transfer, exchange or
         -------
replacement of Securities subject to restrictions on transfer and bearing the legends set forth on the form of Security attached hereto as Exhibit A-1 setting forth such restrictions (collectively, the "Legend"), or if a request is made to
                                            ------
remove the Legend on a Security, the Securities so issued shall bear the Legend, or the Legend shall not be removed, as the case may be, unless (i) there is delivered to the Company and the Registrar such satisfactory evidence, which shall include an Opinion of Counsel, as may be reasonably required by the Company and the Registrar, that neither the Legend nor the restrictions on transfer set forth therein are required to ensure that transfers thereof comply with the provisions of Rule 144A, Rule 144 or Regulation S under the Securities Act or that such Securities are not "restricted" within the meaning of Rule 144 under the Securities Act. Upon (i) provision of such satisfactory evidence, or
(ii) notification by the Company to the Trustee and Registrar of effectiveness of a registration statement with respect to the Securities, the Trustee, at the written direction of the Company, shall authenticate and deliver a Security that does not bear the Legend. If a Legend is removed from the face of a Security and the Security is subsequently held by an Affiliate of the Company, the Legend shall be reinstated.

      SECTION 2.07.  REPLACEMENT SECURITIES.  If (a) any mutilated Security is
                     ----------------------
surrendered to the Company or the Trustee, or (b) the Company and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Security, and there is delivered to the Company and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute, and upon its
              ---- ----
written request the Trustee shall authenticate and deliver, in exchange for any such mutilated Security or in lieu of any such destroyed, lost or stolen Security, a new Security of like tenor and Principal Amount, bearing a number not contemporaneously outstanding.

     In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, or is about to be purchased by the Company pursuant to Article III, the Company in its discretion may, instead of issuing a new Security, pay or purchase such Security, as the case may be.

     Upon the issuance of any new Securities under this Section 2.07, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) in connection therewith.

     Every new Security issued pursuant to this Section in lieu of any mutilated, destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

     The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

      SECTION 2.08.  OUTSTANDING SECURITIES; DETERMINATIONS OF HOLDERS' ACTION.
                     ---------------------------------------------------------
Securities outstanding at any time are all the Securities authenticated by the Trustee (including any Security represented by a Global Security), except for those cancelled by it, those delivered to it for cancellation, mutilated, destroyed, lost or stolen Securities for which the Trustee has authenticated and delivered a new Security in lieu therefor pursuant to Section 2.07, those paid pursuant to Section 2.07, and those described in this Section 2.08 as not outstanding. A Security does not cease to be outstanding because the Company or an Affiliate thereof holds the Security; provided, however, that in determining
                                         --------  -------
whether the Holders of the requisite Principal Amount of Securities have given or concurred in any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor shall be disregarded and deemed not to be outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee actually knows to be so owned shall be so disregarded. Subject to the foregoing, only Securities outstanding at the time of such determination shall be considered in any such determination (including, without limitation, determinations pursuant to Articles VI and IX).

     If a Security is replaced pursuant to Section 2.07, it ceases to be outstanding, unless the Trustee receives proof satisfactory to it that the replaced Security is held by a bona fide purchaser.
                               ---- ----

     If the Paying Agent holds, in accordance with this Indenture, on a Redemption Date, or on the Business Day following a Purchase Date or a Change in Control Purchase Date, or at Stated Maturity, money or, if permitted by the terms hereof including, without limitation, Section 3.08, securities sufficient to pay the Securities payable on that date, then on and after that date such Securities shall cease to be outstanding and Original Issue Discount and interest, if any (including, if such Securities have been converted to semiannual coupon notes following the occurrence of a Tax Event, interest on such notes), on such Securities shall cease to accrue and all other rights of the Holder shall terminate (other than the right to receive the applicable Redemption Price, Purchase Price or Change in Control Purchase Price, as the case may be, upon delivery of the Security in accordance with the terms of this Indenture); provided that if such Securities are to be
                                   --------
redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made.

     If a Security is converted in accordance with Article X, then from and after the Conversion Date such Security shall cease to be outstanding and Original Issue Discount and interest, if any (including, if such Securities have been converted to semiannual coupon notes following the occurrence of a Tax Event, interest on such notes), shall cease to accrue on such Security.

      SECTION 2.09.  TEMPORARY SECURITIES.  Pending the preparation of
                     --------------------
definitive Securities, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the Officers executing such Securities may determine, as conclusively evidenced by their execution of such Securities.

     If temporary Securities are issued, the Company will cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at the office or agency of the Company designated for such purpose pursuant to Section 2.03 or 4.05, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like Principal Amount of definitive Securities of authorized denominations. Until so exchanged the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.

      SECTION 2.10.  CANCELLATION.  All Securities surrendered for payment,
                     ------------
redemption or purchase by the Company pursuant to Article III, conversion pursuant to Article X, registration of transfer or exchange shall, if surrendered to any person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly cancelled by the Trustee. The Company may not issue new Securities to replace Securities it has paid or delivered to the Trustee for cancellation or that any Holder has converted pursuant to Article X. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section 2.10, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be disposed of by the Trustee in accordance with its standard procedures, and evidence of and disposition shall be delivered to the Company unless the Company directs by prior Company Order that the Trustee deliver cancelled Securities to the Company.

      SECTION 2.11.  GLOBAL SECURITIES; TEMPORARY SECURITIES.
                     ---------------------------------------

     (a) Transfer and Exchange of Global Securities.  A global Security
         ------------------------------------------
deposited with the Depositary pursuant to Section 2.01 shall be transferred to the beneficial owners thereof only if such transfer complies with Section 2.06(b) or 2.06(c) and (i) the Depositary notifies the Company that it is unwilling or unable to continue as depositary for such global Security or if at any time ceases to be a "clearing agency" registered under the Exchange Act and a successor depositary is not appointed by the Company within 90 days after such notice, or (ii) an Event of Default has occurred and is continuing with respect to the Securities. In either case, the Company will promptly make available to the Trustee a reasonable supply of Certificated Securities in definitive, fully registered form without interest coupons in accordance with the provisions of
Section 2.09.

     Any global Security that is transferable to the beneficial owners thereof pursuant to this Section 2.11 shall be surrendered by the Depositary to the Trustee located in the Borough of Manhattan, The City of New York, to be so transferred, in whole or from time to time in part, without charge, and the Trustee shall authenticate and deliver, upon such transfer of each portion of such global Security, an equal aggregate Principal Amount at Stated Maturity of Securities of authorized denominations. Any portion of a global Security transferred pursuant to this Section 2.11 shall be executed, authenticated and delivered only in the denominations specified in the form of Security attached as Exhibit A-I hereto and registered in such names as the Depositary shall direct. Any Security delivered in exchange for an interest in the Restricted Global Security shall bear the legend regarding transfer restrictions applicable to the Restricted Global Security set forth on the form of Security attached as Exhibit A-I hereto.

     Subject to the provisions of this Section 2.11(a), the Holder may grant proxies and otherwise authorize any Person, including Agent Members and Persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under this Indenture or the Securities.

          (i) Restricted Global Security to Regulation S Global Security.  If,
              ----------------------------------------------------------
at any time, an owner of a beneficial interest in a Restricted Global Security deposited with the Depositary wishes to transfer its interest in such Restricted Global Security to a person who is required or permitted to take delivery thereof in the form of a beneficial interest in a Regulation S Global Security, such owner shall, subject to the Applicable Procedures, exchange or cause the exchange of such interest for an equivalent beneficial interest in a Regulation S Global Security as provided in this Section 2.11(a)(i). Upon receipt by the Trustee, as Registrar, at the Corporate Trust Office, of (1) instructions given in accordance with the Applicable Procedures from an Agent Member directing the Trustee to credit or cause to be credited a beneficial interest in the Regula tion S Global Security in an amount equal to the beneficial interest in the Restricted Global Security to be exchanged, (2) a written order given in accordance with the Applicable Procedures containing information regarding the participant account of the Depositary to be credited with such increase and the participant account of the Depositary to be debited for, such beneficial interest, (3) a certificate in the form of Exhibit B-1 hereto given by the Holder of such beneficial interest stating that the transfer of such interest has been made in compliance with the transfer restrictions applicable to the global Securities and pursuant to and in accordance with Rule 903 or Rule 904 of Regulation S, then the Trustee, as Registrar, shall instruct the Depositary to reduce or cause to be reduced the aggregate principal amount at maturity of the applicable Restricted Global Security and to increase or cause to be increased the aggregate principal amount at maturity of the applicable Regulation S Global Security by the principal amount at maturity of the beneficial interest in the Restricted Global Security to be exchanged, to credit or cause to be credited to the account of the person specified in such instructions (which shall be the agent member for Euroclear or Cedel or both, as the case may be) a beneficial interest in the Regulation S Global Security equal to the reduction in the aggregate principal amount at maturity of the Restricted Global Security, and to debit, or cause to be debited, from the account of the person making such exchange or transfer the beneficial interest in the Restricted Global Security that is being exchanged or transferred.

          (ii) Regulation S Global Security to Restricted Global Security.  If,
               ----------------------------------------------------------
at any time, an owner of a beneficial interest in a Regulation S Global Security deposited with the Depositary wishes to transfer its interest in such Regulation S Global Security to a person who is required or permitted to take delivery thereof in the form of an interest in a Restricted Global Security, such owner shall, subject to the Applicable Procedures and only in accordance with this
Section 2.11(a)(ii), exchange or cause the exchange of such interest for an equivalent beneficial interest in a Restricted Global Security. Upon receipt by the Trustee, as Registrar, at the Corporate Trust Office, of (1) written instructions from the Depositary, directing the Trustee, as Registrar, to credit or cause to be credited a beneficial interest in the Restricted Global Security equal to the beneficial interest in the Regulation S Global Security to be exchanged, such instructions to contain information regarding the participant account with the Depositary to be credited with such increase, (2) a written order given in accordance with the Applicable Procedures containing information regarding the participant account of the Deposi

-tary to be credited with, and the account of the Depositary (or, if such account is held for Euroclear or Cedel, the Euroclear or Cedel account, as the case may be) to be debited with, such beneficial interest and (3) a certificate in the form of Exhibit B-2 attached hereto given by the owner of such beneficial interest stating (A) if the transfer is pursuant to Rule 144A, that the person transferring such interest in a Regulation S Global Security reasonably believes that the person acquiring such interest in a Re stricted Global Security either is a QIB or an institutional "Accredited Investor" within the meaning of subparagraph (A)(1), (2), (3) or (7) of Rule 401 under the Securities Act that is acquiring the security for investment purposes and not with a view to, or for offer or sale in connection with any distribution and that the person is obtaining such beneficial interest in a transaction meeting the requirements of Rule 144A and any applicable blue sky or securities laws of any state of the United States, (B) that the transfer complies with the requirements of Rule 144 under the Securities Act and any applicable blue sky or securities laws of any state of the United States or (C) if the transfer is pursuant to any other exemption from the registration requirements of the Securities Act, that the transfer of such interest has been made in compliance with the transfer restrictions applicable to the global Securities and pursuant to and in accordance with the requirements of the exemption claimed, such statement to be supported by an Opinion of Counsel from the transferee or the transferor in form reasonably acceptable to the Company and to the Registrar; provided, however,
                                                           --------  -------
that any Regulation S temporary Global Security may only be transferred to a Restricted Global Security pursuant to Section 3(A) above, then the Trustee, as Registrar, shall instruct the Depositary to reduce or cause to be reduced the aggregate principal amount at maturity of such Regulation S Global Security and to increase or cause to be increased the aggregate principal amount at maturity of the applicable Restricted Global Security by the principal amount at maturity of the beneficial interest in the Regulation S Global Security to be exchanged, and the Trustee, as Registrar, shall instruct the Depositary, concurrently with such reduction, to credit or cause to be credited to the account of the person specified in such instructions a beneficial interest in the applicable Restricted Global Security equal to the reduction in the aggregate principal amount at maturity of such Regulation S Global Security and to debit or cause to be debited from the account of the person making such transfer the beneficial interest in the Regulation S Global Security that is being transferred.

     (b) Transfer and Exchange of Certificated Securities.  When Certificated
         ------------------------------------------------
Notes are presented by a Holder to the Registrar with a request:

               (x) to register the transfer of the Certificated Securities; or

               (y) to exchange such Certificated Securities for an equal principal amount of Certificated Securities of other authorized denominations, the Registrar shall register the transfer or make the exchange as requested; provided, however, that the Certificated Securities presented or surrendered for
--------  -------
register of transfer or exchange:

          (i) shall be duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Registrar duly executed by such Holder or by such Holder's attorney, duly authorized in writing; and

          (ii) in the case of a Certificated Security that is a Transfer Restricted Security, such request shall be accompanied by the following additional information and documents, as applicable:

               (A) if such Transfer Restricted Security is being delivered to the Registrar by a Holder for registration in the name of such Holder, without transfer, or such Transfer Restricted Security is being transferred to the Company, a certification to that effect from such Holder (in substantially the form of Exhibit B-3 hereto);

               (B) if such Transfer Restricted Security is being transferred to either a QIB or an institutional "Accredited Investor" within the meaning of subparagraph (A)(1), (2), (3) or (7) of Rule 401 under the Securities Act that is acquiring the security for investment purposes and not with a view to, or for offer or sale in connection with any distribution in accordance with Rule 144A under the Securities Act or pursuant to an exemption from registration in accordance with Rule 144 under the Securities Act or pursuant to an effective registration statement under the Securities Act, a certification to that effect from such Holder (in substantially the form of Exhibit B-3 hereto); or

               (C) if such Transfer Restricted Security is being transferred in reliance on any other exemption from the registration requirements of the Securities Act (including Rule 904 thereunder), a certification to that effect from such Holder (in substantially the form of Exhibit B-3 hereto) and an Opinion of Counsel from such Holder or the transferee reasonably acceptable to the Company and to the Registrar to the effect that such transfer is in compliance with the Securities Act.

     (c) Transfer of a Beneficial Interest in a Restricted Global Security or
         --------------------------------------------------------------------
Regulation S Permanent Global Security for a Certificated Security.
------------------------------------------------------------------

          (i) Any person having a beneficial interest in a Restricted Global Security or Regulation S Permanent Global Security may upon request, subject to the Applicable Procedures, exchange such beneficial interest for a Certificated Security. Upon receipt by the Trustee of written instructions or such other form of instructions as is customary for the

Depositary, from the Depositary on behalf of any person having a beneficial interest in a Restricted Global Security or Regulation S Permanent Global Security, the following additional information and documents (all of which may be submitted by facsimile):

               (A) if such beneficial interest is being transferred to the person designated by the Depositary as being the beneficial owner, a certification to that effect from such person (in substantially the form of Exhibit B-4 hereto);

               (B) if such beneficial interest is being transferred to either a QIB or an institutional "Accredited Investor" within the meaning of subparagraph (A)(1), (2), (3) or (7) of Rule 401 under the Securities Act that is acquiring the security for investment purposes and not with a view to, or for offer or sale in connection with any distribution in accordance with Rule 144A under the Securities Act or pursuant to an exemption from registration in accordance with Rule 144 under the Securities Act or pursuant to an effective registration statement under the Securities Act, a certification to that effect from the transferor (in substantially the form of Exhibit B-4 hereto); or

               (C) if such beneficial interest is being transferred in reliance on any other exemption from the registration requirements of the Securities Act (including Rule 904 thereunder), a certification to that effect from the transferor (in substantially the form of Exhibit B-4 hereto) and an Opinion of Counsel from the transferee or the transferor reasonably acceptable to the Company and to the Trustee, as Registrar, to the effect that such transfer is in compliance with the Securities Act, in which case the Trustee shall cause the aggregate principal amount of Restricted Global Securities or Regulation S Permanent Global Securities, as applicable, to be reduced accordingly and, following such reduction, the Company shall execute and the Trustee shall authenticate and deliver to the transferee a Certificated Note in the appropriate principal amount.

          (ii) Certificated Securities issued in exchange for a beneficial interest in a Restricted Global Security or Regulation S Permanent Global Security, as applicable, pursuant to this Section 2.11(c) shall be registered in such names and in such authorized denominations as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Certificated Securities to the persons in whose names such Securities are so registered. Following any such issuance of Certificated Securities, the Trustee, as Registrar, shall instruct the Depositary to reduce or cause to be reduced the aggregate principal amount at maturity of the applicable global Security to reflect the transfer.

     (d) Transfer and Exchange of a Certificated Security for a Beneficial
         -----------------------------------------------------------------
Interest in a Global Security.  Holders of Certificated Securities may offer,
-----------------------------
resell or otherwise transfer such Securities only pursuant to an effective registration statement under the Securities Act, inside the United States to a QIB in a transaction meeting the requirements of Rule 144A, in a transaction meeting the requirements of Rule 144 under the Securities Act, outside the United States in a transaction meeting the requirements of Rule 904 under the Securities Act or to the Company, in each case in compliance with any applicable securities laws of any state of the United States or any other applicable jurisdiction.

     When Certificated Securities are presented by a Holder to the Registrar with a request (x) to register the transfer of the Certificated Securities or
(y) to exchange such Certificated Securi ties for an equal principal amount of Certificated Securities of other authorized denominations, the Registrar shall register the transfer or make the exchange as requested if its requirements for such transactions are met; provided, however, that the Certificated Securities presented or surrendered for register of transfer or exchange:

          (i) shall be duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Registrar duly executed by such Holder or by his or her attorney, duly authorized in writing, which instructions, if applicable, shall direct the Trustee (A) to cancel any Certificated Security being exchanged for another Certificated Security or a beneficial interest in a global Security in accordance with Section 2.10, and (B) to make, or to direct the Registrar to make, an endorsement on the appropriate global Security to reflect an increase in the aggregate principal amount of the Securities represented by such global Security; and

          (ii) such request shall be accompanied by the following additional information and documents, as applicable:

               (A) if such Certificated Security is being delivered to the Registrar by a Holder for registration in the name of such Holder, without transfer, a certification to that effect from such Holder (in substantially the form of Exhibit B-5 hereto); or

               (B) if such Certificated Security is being transferred to either a QIB or an institutional "Accredited Investor" within the meaning of subparagraph (A)(1), (2), (3) or (7) of Rule 401 under the Securities Act that is acquiring the security for investment purposes and not with a view to, or for offer or sale in connection with any distribution in accordance with Rule 144A, pursuant to Rule 144 under the Securities Act or pursuant to an exemption from registration in accordance with Rule 904 under the Securities

     Act or pursuant to an effective registration statement under the Securities Act, a certification to that effect from such Holder (in substantially the form of Exhibit B-5 hereto).

     (e) Authentication of Certificated Securities in Absence of Depositary.  If
         ------------------------------------------------------------------
at any time:

          (i) the Depositary notifies the Company that the Depositary is unwilling or unable to continue as the depositary for the global Securities and a successor Depositary for the Global Securities is not appointed by the Company within 90 days after delivery of such notice; or

          (ii) the Company delivers to the Trustee an Officer's Certificate or an order signed by two Officers of the Company notifying the Trustee that the Company elects to cause the issuance of Certificated Securities under this Indenture, then the Company shall execute, and the Trustee shall, upon receipt of a Company Order in accordance with Section 2.02 hereof, authenticate and deliver, Certificated Securities in an aggregate principal amount equal to the principal amount of the global Securities in exchange for such global Securities.

     (f)    Legends.
            -------

          (i)  Except as permitted by the following paragraphs (ii), (iii) and
(iv), each global Security and Certificated Security (and all Securities issued in exchange therefor or substitution thereof) shall bear a legend in substantially the following form (each a "Transfer Restricted Security"):
                                          ----------------------------

     THIS SECURITY AND THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION OF THIS SECURITY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY, THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION OF THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN OR THEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

     THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE"), WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF ANY SECURITY (OR ANY PREDECESSOR OR SUCCESSOR OF SUCH SECURITY) ONLY (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHICH NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (C)TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (A)(1), (2), (3) OR (7) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL "ACCREDITED INVESTOR," FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, (D) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (E) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (C), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO THE COMPANY, AND IN EACH OF THE FOREGOING CASES, A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRUSTEE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

          (ii) Upon any sale or transfer of a Transfer Restricted Security (including any Transfer Restricted Security represented by a global Security) pursuant to Rule 144 under the Securities Act or pursuant to an effective registration statement under the Securities Act:

               (A) in the case of any Transfer Restricted Security that is a Certificated Security, the Registrar shall permit the Holder thereof to exchange such Transfer Restricted Security for a Certificated Security that does not bear the legend set forth in (i) above and rescind any restriction on the transfer of such Transfer Restricted Security upon receipt of a certification from the transferring Holder substantially in the form of Exhibit B-4 hereto; and

               (B) in the case of any Transfer Restricted Security represented by a global Security, such Transfer Restricted Security shall not be required to bear the legend set forth in paragraph (i) above, but shall continue to be subject to the provisions of Sections 2.11(a) and (b) of; provided, however, that with respect to any request for an exchange of a
     --------  -------
     Transfer Restricted Security that is represented by a global Security for a Certificated Security that does not bear the legend set forth in paragraph
     (i) above, which request is made in reliance upon Rule 144, the Holder thereof shall certify in writing to the Registrar that such request is being made pursuant to Rule 144 (such certification to be substantially in the form of Exhibit B-4 hereto).

          (iii) Upon any sale or transfer of a Transfer Restricted Security (including any Transfer Restricted Security represented by a global Security) in reliance on any exemption from the registration requirements of the Securities Act (other than exemptions pursuant to Rule 144A or Rule 144 under the Securities Act) in which the Holder or the transferee provides an Opinion of Counsel to the Company and the Registrar in form and substance reasonably acceptable to the Company and the Registrar (which Opinion of Counsel shall also state that the transfer restrictions contained in the legend are no longer applicable):

               (A) in the case of any Transfer Restricted Security that is a Certificated Security, the Registrar shall permit the Holder thereof to exchange such Transfer Restricted Security for a Certificated Security that does not bear the legend set forth in paragraph (i) above and rescind any restriction on the transfer of such Transfer Restricted Security; and

               (B) in the case of any Transfer Restricted Security represented by a global Security, such Transfer Restricted Security shall not be required to bear the legend set forth in (i) above, but shall continue to be subject to the provisions of Sections 2.11(a) and (b).

      SECTION 2.12.  CUSIP NUMBERS.  The Company in issuing the Securities may
                     -------------
use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided that any such notice
--------
may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Trustee of any change in the CUSIP numbers.


                                  ARTICLE III

                            REDEMPTION AND PURCHASES


      SECTION 3.01.  RIGHT TO REDEEM; NOTICES TO TRUSTEE.  The Company, at its
                     -----------------------------------
option, may redeem the Securities for cash in accordance with the provisions set forth in paragraphs 5 and 7 of the Securities. If the Company elects to redeem Securities pursuant to paragraph 5 of the Securities, it shall notify the Trustee in writing of the Redemption Date, the Principal Amount of Securities to be redeemed and the Redemption Price.

     The Company shall give the notice to the Trustee provided for in this
Section 3.01 at least 15 days but not more than 60 days before the Redemption Date (unless a shorter notice shall be satisfactory to the Trustee). If fewer than all the Securities are to be redeemed, the record date relating to such redemption shall be selected by the Company and given to the Trustee.

      SECTION 3.02.  SELECTION OF SECURITIES TO BE REDEEMED.  If less than all
                     --------------------------------------
the Securities are to be redeemed, the Trustee shall select the Securities to be redeemed by lot, pro rata or by any other method the Trustee considers fair and
                 --------
appropriate. The Trustee shall make the selection at least 15 but not more than 60 days before the Redemption Date from outstanding Securities not previously called for redemption. Securities and portions of them the Trustee selects shall be in Principal Amounts of $1,000 or an integral multiple of $1,000. Provisions of this Indenture that apply to Securities called for redemption also apply to portions of Securities called for redemption. The Trustee shall notify the Company promptly of the Securities or portions of Securities to be redeemed.

     If any Security selected for partial redemption is thereafter surrendered for conversion in part before termination of the conversion right with respect to the portion of the Security so selected, the converted portion of such Security shall be deemed (so far as may be), solely for purposes of determining the aggregate Principal Amount of Securities to be redeemed by the Company, to be the portion selected for redemption. Securities that have been converted during a selection of Securities to be redeemed may be treated by the Trustee as outstanding for the purpose of such selection. Nothing in this Section 3.02 shall affect the right of any Holder to convert any Security pursuant to Article X before the termination of the conversion right with respect thereto.

      SECTION 3.03.  NOTICE OF REDEMPTION.  At least 15 days but not more than
                     --------------------
60 days before a Redemption Date, the Trustee, in the name and at the expense of the Company, shall cause notice of redemption to be mailed, first-class postage prepaid, to each Holder of Securities to be redeemed at such Holder's address as it appears on the list of Securityholders maintained pursuant to Section 2.05. At the Company's written request, the Trustee shall, in the name and at the expense of the Company, cause a similar notice to be published at least once in a newspaper of national circulation designated by the Company.

     The notice shall identify the Securities to be redeemed and shall state:

          (a) the Redemption Date (upon which the Redemption Price shall be paid);

          (b)  the Redemption Price;

          (c)  the Conversion Rate;

          (d) the name and address of the Paying Agent and Conversion Agent and of the office or agency referred to in Section 4.05;

          (e) that Securities called for redemption may be converted at any time before the close of business on the date that is seven days immediately prior to the Redemption Date;

          (f) that Holders who want to convert Securities must satisfy the requirements set forth in paragraph 8 of the Securities;

          (g) that Securities called for redemption must be surrendered to the Paying Agent or at the office or agency referred to in Section 4.05 to collect the Redemption Price;

          (h) the CUSIP number of the Securities called for redemption;

          (i) the Company has the right to pay the Redemption Price in Common Stock or cash and the procedure for notifying the Holders of such election;

          (j) if fewer than all the outstanding Securities are to be redeemed, the certificate numbers and Principal Amounts of the particular Securities to be redeemed; and

          (k) that, unless the Company defaults in payment of the Redemption Price, Original Issue Discount on Securities called for redemption and interest, if any, will cease to accrue on and after the Redemption Date.

     At the Company's written request, the Trustee shall give the notice of redemption in the Company's name and at the Company's expense.

      SECTION 3.04.  EFFECT OF NOTICE OF REDEMPTION.  Once notice of redemption
                     ------------------------------
is given, Securities called for redemption become due and payable on the Redemption Date stated in the notice and at the Redemption Price therefor except for Securities that are converted in accordance with the terms of this Indenture. Upon the later of the Redemption Date and the date such Securities are surrendered to the Paying Agent or at the office or agency referred to in
Section 4.05, such Securities called for redemption shall be paid at the Redemption Price therefor.

      SECTION 3.05.  DEPOSIT OF REDEMPTION PRICE.  Prior to or on the Redemption
                     ---------------------------
Date, the Company shall deposit with the Paying Agent (or if the Company or a Subsidiary or an Affiliate of either of them is the Paying Agent, shall segregate and hold in trust) money sufficient to pay the Redemption Price of all Securities to be redeemed on that date other than Securities or portions of Securities called for redemption which prior thereto have been delivered by the Company to the Trustee for cancellation. The Paying Agent shall as promptly as practicable return to the Company any money, with interest, if any, thereon (subject to the provisions of Section 7.01(f)), not required for that purpose because of conversion of Securities pursuant to Article X. If such money is then held by the Company or a Subsidiary or an Affiliate of the Company in trust and is not required for such purpose it shall be discharged from such trust.

      SECTION 3.06.  SECURITIES REDEEMED IN PART.  Upon surrender of a Security
                     ---------------------------
that is redeemed in part, the Company shall execute, and the Trustee shall authenticate and deliver to the Holder, a new Security in an authorized denomination equal in Principal Amount to the unredeemed portion of the Security surrendered.

      SECTION 3.07.  CONVERSION ARRANGEMENT ON CALL FOR REDEMPTION. In
                     ---------------------------------------------
connection with any redemption of Securities, the Company may arrange, in lieu of redemption, for the purchase and conversion of any Securities called for redemption by an agreement with one or more investment bankers or other purchasers to purchase all or a portion of such Securities by paying to the Trustee in trust for the Securityholders whose Securities are to be so purchased, on or before the close of business on the Redemption Date, an amount that, together with any amounts deposited with the Trustee by the Company for redemption of such Securities, is not less than the Redemption Price, together with interest, if any, accrued to the Redemption Date, of such Securities. Notwithstanding anything to the contrary contained in this Article III, the obligation of the Company to pay the Redemption Price of such Securities, including all accrued interest, if any, shall be deemed to be satisfied and discharged to the extent such amount is so paid by such purchasers, but no such agreement shall relieve the Company of its obligation to pay such Redemption Price and such accrued interest, if any. If such an agreement is entered into, any Securities not duly surrendered for conversion by the Holders thereof may, at the option of the Company, be deemed, to the fullest extent permitted by law, acquired by such purchasers from such Holders and (notwithstanding anything to the contrary contained in Article X) surrendered by such purchasers for conversion, all as of immediately prior to the close of business on the Redemption Date, subject to payment of the above amount as aforesaid. The Trustee shall hold and pay to the Holders whose Securities are selected for redemption any such amount paid to it for purchase and conversion in the same manner as it would moneys deposited with it by the Company for the redemption of Securities. Without the Trustee's prior written consent, no arrangement between the Company and such purchasers for the purchase and conversion of any Securities shall increase or otherwise affect any of the powers, duties, responsibilities or obligations of the Trustee as set forth in this Indenture, and the Company agrees to indemnify the Trustee from, and hold it harmless against, any loss, liability or expense arising out of or in connection with any such arrangement for the purchase and conversion of any Securities between the Company and such purchasers, including the costs and expenses incurred by the Trustee in the defense of any claim or liability arising out of or in connection with the exercise or performance of any of its powers, duties, responsibilities or obligations under this Indenture.

      SECTION 3.08.  PURCHASE OF SECURITIES AT THE OPTION OF THE HOLDER.
                     --------------------------------------------------

          (a) General.  Securities shall be purchased by the Company pursuant to
              -------
paragraph 6 of the Securities on October 14, 2000 (the "Purchase Date"), at the
                                                        -------------
purchase price specified therein (the "Purchase Price"), at the option of the
                                       --------------
Holder thereof, upon:

               (1) delivery to the Paying Agent or to the office or agency referred to in Section 4.05 by the Holder of a written notice of purchase (a "Purchase Notice") at any time from the opening of business on the date
         ---------------
     that is 20 Business Days prior to a Purchase Date until the close of business on such Purchase Date stating:

                    (A) the certificate number of the Security that the Holder will deliver to be purchased;

                    (B) the portion of the Principal Amount of the Security which the Holder will deliver to be purchased, which portion must be $1,000 or an integral multiple thereof;

                    (C) that such Security shall be purchased on the Purchase Date pursuant to the terms and conditions specified in this Indenture and in paragraph 6 of the Securities; and

                    (D) if the Company elects pursuant to Section 3.08(b) to pay the Purchase Price on such Purchase Date, in whole or in part, in shares of Common Stock, but such portion of the Purchase Price to be paid in Common Stock is ultimately to be paid in cash because any condition in Section 3.08(d) is not satisfied, such Holder elects (i) to withdraw such Purchase Notice as to some or all of the Securities to which it relates (stating the Principal Amount and certificate numbers of the Securities as to which such withdrawal shall relate), or (ii) to receive cash in respect of the Purchase Price for all Securities subject to such Purchase Notice; and

               (2) delivery of such Security prior to, on or after the Purchase Date (together with all necessary endorsements) to the Paying Agent at the offices of the Paying Agent or to the office or agency referred to in
     Section 4.05, such delivery being a condition to receipt by the Holder of the Purchase Price therefor; provided, however, that such Purchase Price
                                  --------  -------
     shall be so paid pursuant to this Section 3.08 only if the Security so delivered conforms in all respects to the description thereof in the related Purchase Notice.

     If a Holder, in such Holder's Purchase Notice and in any written notice of withdrawal delivered by such Holder pursuant to the terms of Section 3.10, fails to indicate such Holder's choice with respect to the election set forth in clause (D) of Section 3.08(a)(1) above, such Holder shall be deemed to have elected to receive cash in respect of the Purchase Price otherwise payable in Common Stock.

     The Company shall purchase from the Holder thereof, pursuant to this
Section 3.08, a portion of a Security if the Principal Amount of such portion is $1,000 or an integral multiple of $1,000. Provisions of this Indenture that apply to the purchase of all of a Security also apply to the purchase of such portion of such Security.

     Any purchase by the Company contemplated pursuant to the provisions hereof shall be consummated by the delivery of the consideration to be received by the Holder promptly following the later of the Purchase Date and the time of delivery of the Security.

     Notwithstanding anything herein to the contrary, any Holder delivering to the Paying Agent or the office or agency referred to in Section 4.05 the Purchase Notice contemplated by this Section 3.08(a) shall have the right to withdraw at any time prior to the close of business on the Purchase Date such Purchase Notice by delivery of a written notice of withdrawal to the Paying Agent or such office or agency in accordance with Section 3.10.

     The Paying Agent shall promptly notify the Company of the receipt by it of any Purchase Notice or written notice of withdrawal thereof.

          (b) Company's Right to Elect Manner of Payment of Purchase Price.  The
              ------------------------------------------------------------
Securities to be purchased pursuant to Section 3.08(a) may be paid for, at the election of the Company, in cash or Common Stock, or in any combination of cash and Common Stock, subject to the conditions set forth in this Section 3.08. The Company shall designate, in the notice from the Company delivered pursuant to
Section 3.08(e), whether the Company will purchase the Securities for cash or Common Stock, and, if a combination thereof, the percentages of the Purchase Price of Securities in respect of which it will pay in cash or Common Stock; provided that the Company will pay cash for fractional shares of Common Stock.
--------
For purposes of determining the existence of potential fractional interests, all Securities subject to purchase by the Company held by a Holder shall be considered together (no matter how many separate certificates are to be presented). Each Holder whose Securities are purchased pursuant to this Section
3.08 shall receive the same percentage of cash or Common Stock in payment of the Purchase Price for such Securities, except (i) as provided in Section 3.08(d) with regard to the payment of cash in lieu of fractional shares of Common Stock and (ii) in the event that the Company is unable to purchase the Securities of a Holder or Holders for Common Stock because any necessary qualifications or registrations of the Common Stock under applicable state securities laws cannot be obtained, the Company may purchase the Securities of such Holder or Holders for cash. The Company may not change its election with respect to the consideration (or components or percentages of components thereof) to be paid once the Company has given notice thereof to Securityholders except pursuant to this Section 3.08(b) or Section 3.08(d).

     At least five Business Days before the Company Notice Date (as defined below), the Company shall deliver an Officer's Certificate to the Trustee specifying:

          (i)    the manner of payment selected by the Company;

          (ii)   the information required by Section 3.08(e);

          (iii)  that the conditions to such manner of payment set forth in
     Section 3.08(d) have or will be complied with; and

          (iv) whether the Company desires the Trustee to give the notice required by Section 3.08(e).

          (c) Purchase with Cash.  On the Purchase Date, at the option of the
              ------------------
Company, the Principal Amount of the Securities in respect of which a Purchase Notice pursuant to Section 3.08(a) has been given, or a specified percentage thereof, may be purchased by the Company with cash equal to the aggregate Purchase Price of such Securities.

          (d) Payment by Common Stock.  On each Purchase Date, at the option of
              -----------------------
the Company, the Principal Amount of the Securities in respect of which a Purchase Notice pursuant to Section 3.08(a) has been given, or a specified percentage thereof, may be purchased by the Company by the issuance of a number of shares of Common Stock equal to the quotient obtained by dividing (i) the amount of cash to which the Securityholders would have been entitled had the Company elected to pay all or such specified percentage, as the case may be, of the Purchase Price of such Securities in cash by (ii) the Market Price of a share of Common Stock, subject to the next succeeding paragraph.

     The Company will not issue a fractional share of Common Stock in payment of the Purchase Price. Instead the Company will pay cash for the current market value of the fractional share. The current market value of a fraction of a share shall be determined by multiplying the Market Price by such fraction and rounding the product to the nearest whole cent, with one-half cent being rounded upward. It is understood that if a Holder elects to have more than one Security purchased, the number of shares of Common Stock shall be based on the aggregate amount of Securities to be purchased. Upon a Payment by Common Stock pursuant to the terms hereof, that portion of accrued Original Issue Discount attributable to the period from the Issue Date to the Conversion Date with respect to the purchased Security shall not be cancelled, extinguished or forfeited but rather shall be deemed paid in full to the Holder through the delivery of the Common Stock in exchange for the Security being converted pursuant to the terms hereof, and the fair market value of such Common Stock (together with any cash payments in lieu of fractional shares of Common Stock) shall be treated as issued, to the extent thereof, first in exchange for the Original Issue Discount accrued through the Purchase Date, and the balance, if any, of the fair market value of such shares of Common Stock shall be treated as issued in exchange for the Issue Price of the Security being converted pursuant to the provisions hereof.

     The Company's right to exercise its election to purchase the Securities pursuant to this Section 3.08 through the issuance of shares of Common Stock shall be conditioned upon:

          (i) the Company's not having given notice of an election to pay entirely in cash and its giving of timely notice of election to purchase all or a specified percentage of the Securities with Common Stock as provided herein;

          (ii) the registration of the shares of Common Stock to be issued in respect of the payment of the Purchase Price under the Securities Act of 1933, as amended (the "Securities Act") and the Securities Exchange Act of
                            --------------
     1934, as amended (the "Exchange Act"), in each case if required for the
                            ------------
     initial issuance thereof;

          (iii) any necessary qualification or registration under applicable state securities laws or the availability of an exemption from such qualification and registration; and

          (iv) the receipt by the Trustee of an Officer's Certificate and an Opinion of Counsel each stating that (A) the terms of the issuance of the Common Stock are in conformity with this Indenture and (B) the shares of Common Stock to be issued by the Company in payment of the Purchase Price in respect of Securities have been duly authorized and, when issued and delivered pursuant to the terms of this Indenture in payment of the Purchase Price in respect of the Securities, will be validly issued, fully paid and nonassessable and shall be free of any preemptive rights and any lien or adverse claim (provided that such Opinion of Counsel may state
                            --------
     that, insofar as it relates to the absence of such preemptive rights, liens and adverse claims, it is given upon the best knowledge of such counsel), and, in the case of such Officer's Certificate, that conditions (i), (ii) and (iii) above have been satisfied and, in the case of such Opinion of Counsel, that conditions (ii) and (iii) above have been satisfied.

     Such Officer's Certificate shall also set forth the number of shares of Common Stock to be issued for each $1,000 Principal Amount of Securities and the Sale Price of a share of Common Stock on each of the seven Business Days prior to the Purchase Date. The Company may elect to pay in Common Stock only if the information necessary to calculate the Market Price is reported in The Wall
                                                                   --------
Street Journal or another daily newspaper of national circulation.  If such
--------------
conditions are not satisfied prior to or on the Purchase Date and the Company elected to purchase the Securities pursuant to this Section 3.08 through the issuance of shares of Common Stock, the Company shall pay, without further notice, the Purchase Price in cash.

          (e) Notice of Election.  The Company shall send notices of its
              ------------------
election (the "Company Notice") to purchase with cash or Common Stock or any
               --------------
combination thereof to the Holders (and to beneficial owners as required by applicable law) in the manner provided in Section 3.03. The Company Notice shall be sent to Holders (and to beneficial owners as required by applicable law) on a date not less than 20 Business Days prior to the Purchase Date (such date not less than 20 Business Days prior to the Purchase Date being herein referred to as the "Company Notice Date"). Such notices shall state the manner
                    -------------------
of payment elected and shall contain the following information:

     In the event the Company has elected to pay the Purchase Price (or any specified percentage thereof) with Common Stock, the notice shall:

          (1) state that each Holder will receive Common Stock with a Market Price determined as of a specified date prior to the Purchase Date equal to such specified percentage of the Purchase Price of the Securities held by such Holder (except for any cash amount to be paid in lieu of fractional shares);

          (2) set forth the method of calculating the Market Price; and

          (3) state that because the Market Price will be determined prior to the Purchase Date, Holders will bear the market risk with respect to the value of the Common Stock to be received from the date such Market Price is determined to the Purchase Date.

     In any case, each notice shall include a form of Purchase Notice to be completed by the Holder and shall state:

          (i)    the Purchase Price and Conversion Rate;

          (ii) the name and address of the Paying Agent and the Conversion Agent and of the office or agency referred to in Section 4.05;

          (iii) that Securities as to which a Purchase Notice has been given may be converted into Common Stock at any time prior to the close of business on the applicable Purchase Date only if the applicable Purchase Notice has been withdrawn in accordance with the terms of this Indenture;

          (iv) that Securities must be surrendered to the Paying Agent or to the office or agency referred to in Section 4.05 to collect payment;

          (v) that the Purchase Price for any security as to which a Purchase Notice has been given and not withdrawn will be paid promptly following the later of the Purchase Date and the time of surrender of such Security as described in clause (iv) above;

          (vi)   the procedures the Holder must follow to exercise rights under
     Section 3.08 and a brief description of those rights;

          (vii) briefly, the conversion rights of the Securities and that Holders who want to convert Securities must satisfy the requirements set forth in paragraph 8 of the Securities; and

          (viii) the procedures for withdrawing a Purchase Notice (including, without limitation, for a conditional withdrawal pursuant to the terms of
     Section 3.08(a)(1)(D) or Section 3.10).

     At the Company's written request, the Trustee shall give such notice in the Company's name and at the Company's expense; provided, however, that in all
                                             --------  -------
cases the text of such notice shall be prepared by the Company.

     Upon determination of the actual number of shares of Common Stock to be issued for each $1,000 Principal Amount of Securities, the Company will post such information at the Company's site on the World Wide Web.

          (f) Covenants of the Company.  All shares of Common Stock delivered
              ------------------------
upon purchase of the Securities shall be newly issued shares or treasury shares, shall be duly authorized, validly issued, fully paid and nonassessable and shall be free from preemptive rights and free of any lien or adverse claim.

     The Company shall use reasonable efforts to list or cause to have quoted any shares of Common Stock to be issued to purchase Securities on the principal national securities exchange or over-the-counter or other domestic market on which any other shares of the Common Stock are then listed or quoted. The Company will promptly inform the Trustee in writing of any such listing.

          (g) Procedure Upon Purchase.  The Company shall deposit cash (in
              -----------------------
respect of a cash purchase under Section 3.08(c) or for fractional interests, as applicable) or shares of Common Stock, or any combination thereof, as applicable, at the time and in the manner as provided in Section 3.11, sufficient to pay the aggregate Purchase Price of all Securities to be purchased pursuant to this Section 3.08. As soon as practicable after the later of the Purchase Date and the date such Securities are surrendered to the Paying Agent or at the office or agency referred to in Section 4.05, the Company shall deliver to each Holder entitled to receive Common Stock through the Paying Agent a certificate for the number of full shares of Common Stock issuable in payment of the Purchase Price and cash in lieu of any fractional interests. The person in whose name the certificate for Common Stock is registered shall be treated as a holder of record of such Common Stock on the Business Day following the related Purchase Date. Subject to Section 3.08(d), no payment or adjustment will be made for dividends on the Common Stock the record date for which occurred prior to the Purchase Date.

          (h) Taxes.  If a Holder of a Security is paid in Common Stock, the
              -----
Company shall pay any documentary, stamp or similar issue or transfer tax due on such issue of shares of Common Stock. However, the Holder shall pay any such tax which is due because the Holder requests the shares of Common Stock to be issued in a name other than the Holder's name. The Paying Agent may refuse to deliver the certificates representing the Common Stock being issued in a name other than the Holder's name until the Paying Agent receives a sum sufficient to pay any tax which will be due, as set forth in an Officer's Certificate, because the shares of Common Stock are to be issued in a name other than the Holder's name. Nothing herein shall preclude any income tax withholding required by law or regulations.

      SECTION 3.09.  PURCHASE OF SECURITIES AT OPTION OF THE HOLDER UPON CHANGE
                     ----------------------------------------------------------
IN CONTROL.  (a) If on or prior to October 14, 2000 there shall have occurred a
----------
Change in Control, Securities shall be purchased, at the option of the Holder thereof, by the Company at the purchase price specified in paragraph 6 of the Securities (the "Change in Control Purchase Price"), on the date that is 35
                 --------------------------------
Business Days after the occurrence of the Change in Control (the "Change in
                                                                  ---------
Control Purchase Date"), subject to satisfaction by or on behalf of the Holder
---------------------
of the requirements set forth in Section 3.09(c).

     A "Change in Control" shall be deemed to have occurred at such time after
        -----------------
the original issuance of the Securities as either of the following events shall occur:

          (i) There shall be consummated any consolidation or merger of the Company pursuant to which the Common Stock would be converted into cash, securities or other property, in each case, other than a consolidation or merger of the Company in which the holders of Common Stock immediately prior to the consolidation or merger have, directly or indirectly, at least a majority of the total voting power in the aggregate of all classes of Capital Stock of the continuing or surviving corporation immediately after such consolidation or merger; or

          (ii) There is a report filed by any person, including its Affiliates and Associates (other than the Company, any Subsidiary of the Company, or any employee benefit plan of either the Company or any Subsidiary of the Company), on Schedule 13D or 14D-1 (or any successor schedule, form or report) pursuant to the Exchange Act, disclosing that such person (for the purposes of this Section 3.09 only, the term "person" shall include a "person" within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act or any successor provision to either of the foregoing) has become the beneficial owner (as the term "beneficial owner" is defined
                                               ----------------
     under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act) of 50% or more of the total voting power in the aggregate of all classes of Capital Stock of the Company then outstanding normally entitled to vote in elections of directors; provided, however, that a
                                                 --------  -------
     person shall not be deemed beneficial owner of, or to own beneficially, (A) any securities tendered pursuant to a tender or exchange offer made by or on behalf of such person or any of such person's Affiliates or Associates until such tendered securities are accepted for purchase or exchange thereunder, or (B) any securities if such beneficial ownership (1) arises solely as a result of a revocable proxy delivered in response to a proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations under the Exchange Act, and (2) is not also then reportable on Schedule 13D (or any successor schedule, form or report) under the Exchange Act.

     Notwithstanding the foregoing provisions of this Section 3.09, a Change in Control shall not be deemed to have occurred if at any time the Company, any Subsidiary, any employee stock ownership plan or any other employee benefit plan of the Company or any Subsidiary, or any person holding Common Stock for or pursuant to the terms of any such employee benefit plan files or becomes obligated to file a report under or in response to Schedule 13D or Schedule 14D-1 (or any successor schedule, form or report) under the Exchange Act disclosing beneficial ownership by it of shares of Common Stock, whether in excess of 50% or otherwise.

     "Associate" shall have the meaning ascribed to such term in Rule 12b-2 of
      ---------
the General Rules and Regulations under the Exchange Act, as in effect on the date hereof.

     (b) Within 15 Business Days after the Change in Control, the Company shall mail a written notice of such Change in Control by first-class mail to the Trustee and to each Holder (and to beneficial owners if required by applicable law). The notice shall include a form of Change in Control Purchase Notice to be completed by the Securityholder and shall state:

          (1) the events causing a Change in Control and the date such Change in Control is deemed to have occurred for purposes of this Section 3.09;

          (2) the date by which the Change in Control Purchase Notice pursuant to this Section 3.09 must be given;

          (3) the Change in Control Purchase Date;

          (4) the Change in Control Purchase Price;

          (5) the name and address of the Paying Agent and the Conversion Agent and the office or agency referred to in Section 4.05;

          (6) the Conversion Rate and any adjustments thereto;

          (7) that Securities as to which a Change in Control Purchase Notice has been given may be converted into Common Stock (or, in lieu thereof, cash, if the Company shall so elect) at any time prior to the close of business on the Change in Control Purchase Date only if the Change in Control Purchase Notice has been withdrawn by the Holder in accordance with the terms of this Indenture;

          (8) that Securities must be surrendered to the Paying Agent or the office or agency referred to in Section 4.05 to collect payment;

          (9) that the Change in Control Purchase Price for any Security as to which a Purchase Notice has been duly given and not withdrawn will be paid promptly following the later of the Change in Control Purchase Date and the time of surrender of such Security as described in clause (8) above;

          (10) the procedures the Holder must follow to exercise rights under this Section 3.09 and a brief description of those rights;

          (11) briefly, the conversion rights of the Securities;  and

          (12) the procedures for withdrawing a Change in Control Purchase
     Notice.

     (c) A Holder may exercise its rights specified in Section 3.09(a) upon delivery of a written notice of purchase (a "Change in Control Purchase Notice")
                                             ---------------------------------
to the Paying Agent or to
the office or agency referred to in Section 4.05 at any time prior to the close of business on the Change in Control Purchase Date, stating:

          (1) the certificate number of the Security which the Holder will deliver to be purchased;

          (2) the portion of the Principal Amount of the Security which the Holder will deliver to be purchased, which portion must be $1,000 or an integral multiple thereof; and

          (3) that such Security shall be purchased on the Change in Control Purchase Date pursuant to the terms and conditions specified in paragraph 6 of the Securities.

     Receipt of the Security by the Paying Agent prior to, on or after the Change in Control Purchase Date (together with all necessary endorsements), at the offices of the Paying Agent or to the office or agency referred to in
Section 4.05 shall be a condition to the receipt by the Holder of the Change in Control Purchase Price therefor; provided, however, that such Change in Control
                                 --------  -------
Purchase Price shall be so paid pursuant to this Section 3.09 only if the Security so delivered to the Paying Agent or such office or agency shall conform in all respects to the description thereof set forth in the related Change in Control Purchase Notice.

     The Company shall purchase from the Holder thereof, pursuant to this
Section 3.09, a portion of a Security if the Principal Amount of such portion is $1,000 or an integral multiple of $1,000. Provisions of this Indenture that apply to the purchase of all of a Security also apply to the purchase of such portion of such Security.

     Any purchase by the Company contemplated pursuant to the provisions of this
Section 3.09 shall be consummated by the delivery of the consideration to be received by the Holder promptly following the later of the Change in Control Purchase Date and the date such Securities are surrendered to the Paying Agent or at the office or agency referred to in Section 4.05.

     Notwithstanding anything herein to the contrary, any Holder delivering to the Paying Agent or to the office or agency referred to in Section 4.05 the Change in Control Purchase Notice contemplated by this Section 3.09(c) shall have the right to withdraw such Change in Control Purchase Notice at any time prior to or on the Change in Control Purchase Date by delivery of a written notice of withdrawal to the Paying Agent or to such office or agency in accordance with Section 3.10.

     The Paying Agent shall promptly notify the Company of the receipt by it of any Change in Control Purchase Notice or written withdrawal thereof.

      SECTION 3.10.  EFFECT OF PURCHASE NOTICE OR CHANGE IN CONTROL PURCHASE
                     -------------------------------------------------------
NOTICE. Upon receipt by the Paying Agent of the Purchase Notice or Change in
------
Control Purchase Notice specified in Section 3.08(a) or Section 3.09(c), as applicable, the Holder of the Security in respect of which such Purchase Notice or Change in Control Purchase Notice, as the case may be, was given shall (unless such Purchase Notice or Change in Control Purchase Notice is withdrawn as specified in the following two paragraphs) thereafter be entitled to receive solely the Purchase Price or Change in Control Purchase Price, as the case may be, with respect to such Security. Such Purchase Price or Change in Control Purchase Price shall be paid to such Holder promptly following the later of (x) the Business Day following the Purchase Date or the Change in Control Purchase Date, as the case may be, with respect to such Security (provided the conditions in Section 3.08(a) or Section 3.09(c), as applicable, have been satisfied) and
(y) the time of delivery of such Security to the Paying Agent or to the office or agency referred to in Section 4.05 by the Holder thereof in the manner required by Section 3.08(a) and (g) or Section 3.09(c), as applicable. Securities in respect of which a Purchase Notice or Change in Control Purchase Notice, as the case may be, has been given by the Holder thereof may not be converted into shares of Common Stock on or after the date of the delivery of such Purchase Notice or Change in Control Purchase Notice, as the case may be, unless such Purchase Notice or Change in Control Purchase Notice, as the case may be, has first been validly withdrawn as specified in the following two paragraphs.

     A Purchase Notice or Change in Control Purchase Notice, as the case may be, may be withdrawn by means of a written notice of withdrawal delivered to the office of the Paying Agent or to the office or agency referred to in Section
4.05 at any time on or prior to the Purchase Date or the Change in Control Purchase Date, as the case may be, specifying:

          (1) the certificate number of the Security in respect of which such notice of withdrawal is being submitted;

          (2) the Principal Amount of the Security with respect to which such notice of withdrawal is being submitted; and

          (3) the Principal Amount, if any, of such Security which remains subject to the original Purchase Notice or Change in Control Purchase Notice, as the case may be, and which has been or will be delivered for purchase by the Company.

     A written notice of withdrawal of a Purchase Notice may be in the form set forth in the preceding paragraph or may be in the form of (i) a conditional withdrawal contained in a Purchase Notice pursuant to the terms of Section 3.08(a)(1)(D) or (ii) a conditional withdrawal containing the information set forth in Section 3.08(a)(1)(D) and the preceding paragraph and contained in a written notice of withdrawal delivered to the Paying Agent as set forth in the preceding paragraph.

     There shall be no purchase of any Securities pursuant to Section 3.08 (other than through the issuance of Common Stock in payment of the Purchase Price, including cash in lieu of fractional shares of Common Stock) or Section
3.09 if there has occurred (prior to, on or after, as the case may be, the giving, by the Holders of such Securities, of the required Purchase Notice or Change in Control Purchase Notice, as the case may be) and is continuing an Event of Default (other than a default in the payment of the Purchase Price or Change in Control Purchase Price, as the case may be, with respect to such Securities). The Paying Agent will promptly return to the respective Holders thereof any Securities (x) with respect to which a Purchase Notice or Change in Control Purchase Notice, as the case may be, has been withdrawn in compliance with this Indenture, or (y) held by it during the continuance of an Event of Default (other than a default in the payment of the Purchase Price or Change in Control Purchase Price, as the case may be, with respect to such Securities) in which case, upon such return, the Purchase Notice or Change in Control Purchase Notice with respect thereto shall be deemed to have been withdrawn.

      SECTION 3.11.  DEPOSIT OF PURCHASE PRICE OR CHANGE IN CONTROL PURCHASE
                     -------------------------------------------------------
PRICE. Prior to 12:00 p.m. (local time in The City of New York) on the Business
-----
Day following the Purchase Date or the Change in Control Purchase Date, as the case may be, the Company shall deposit with the Trustee or with the Paying Agent (or, if the Company or a Subsidiary or an Affiliate of either of them is acting as Paying Agent, shall segregate and hold in trust as provided in Section 2.04) an amount of cash in immediately available funds or securities, if expressly permitted hereunder, sufficient to pay the aggregate Purchase Price or Change in Control Purchase Price, as the case may be, of all the Securities or portions thereof which are to be purchased as of the Purchase Date or Change in Control Purchase Date, as the case may be.

      SECTION 3.12.  SECURITIES PURCHASED IN PART.  Any Security which is to be
                     ----------------------------
purchased only in part shall be surrendered at the office of the Paying Agent or the office or agency referred to in Section 4.05 (with, if the Company or the Trustee so requires, due endorsement, or a written instrument of transfer in form satisfactory to the Company and the Trustee executed by the Holder or such Holder's attorney duly authorized in writing) and the Company shall execute and the Trustee shall authenticate and deliver to the Holder of such

Security, without service charge, a new Security or Securities, of any authorized denomination as requested by such Holder in aggregate Principal Amount equal to, and in exchange for, the portion of the Principal Amount of the Security so surrendered which is not purchased.

      SECTION 3.13.  COVENANT TO COMPLY WITH SECURITIES LAWS UPON PURCHASE OF
                     --------------------------------------------------------
SECURITIES.  In connection with any offer to purchase or purchase of Securities
----------
under Section 3.08 or 3.09, the Company shall (i) comply with Rule 13e-4 and Rule 14e-1 under the Exchange Act, if applicable, (ii) file the related Schedule 13E-4 (or any successor schedule, form or report) under the Exchange Act, if applicable, and (iii) otherwise comply with all Federal and state securities laws regulating the offer and delivery of shares of Common Stock upon purchase of the Securities (including positions of the SEC under applicable no-action letters) so as to permit the rights and obligations under Sections 3.08 and 3.09 to be exercised in the time and in the manner specified in Sections 3.08 and 3.09.

      SECTION 3.14.  REPAYMENT TO THE COMPANY.  The Trustee and the Paying Agent
                     ------------------------
shall return to the Company, upon written request, any cash or shares of Common Stock, together with interest on such cash as hereinafter provided and dividends on such shares of Common Stock, if any (subject to the provisions of Section 7.01(f)), held by them for the payment of a Purchase Price or Change in Control Purchase Price, as the case may be, of the Securities that remain unclaimed as provided in paragraph 12 of the Securities; provided, however, that to the
                                            --------  -------
extent that the aggregate amount of cash or shares of Common Stock deposited by the Company pursuant to Section 3.11 exceeds the aggregate Purchase Price or Change in Control Purchase Price, as the case may be, of the Securities or portions thereof to be purchased, then promptly after the Business Day following the Purchase Date or Change in Control Purchase Date, as the case may be, the Trustee shall return any such excess to the Company together with interest as hereinafter provided or dividends, if any, thereon (subject to the provisions of Section 7.01(f)). Any cash deposited with the Trustee or with the Paying Agent pursuant to Section 3.11 hereof, shall be invested by the Trustee or Paying Agent, as applicable, in short term obligations of, or fully guaranteed by, the United States of America, or commercial paper rated A-1 or better by Standard and Poor's Corporation or P-1 or better by Moody's Investors Service, Inc. as specifically directed in writing by the Company. If the Company fails to so direct Trustee in writing, Trustee may invest any cash deposited with it in money market funds (including funds of the Trustee and its affiliates for which they may receive compensation). Interest earned on such investments shall be repaid to the Company pursuant to this Section 3.14. Except as provided for in this Section 3.14, the Trustee shall be under no liability for interest on any money received by it pursuant to this Indenture.

                                  ARTICLE IV.

                                   COVENANTS

      SECTION 4.01.  PAYMENT OF SECURITIES.  The Company shall promptly make all
                     ---------------------
payments in respect of the Securities on the dates and in the manner provided in the Securities or pursuant to this Indenture. Principal Amount, Issue Price, accrued Original Issue Discount, Redemption Price, Purchase Price, Change in Control Purchase Price and interest, if any, shall be considered paid on the applicable date due if on such date the Trustee or the Paying Agent holds, in accordance with this Indenture, cash or securities, if expressly permitted hereunder, sufficient to pay all such amounts then due.

     The Company shall, to the extent permitted by law, pay interest on overdue amounts at the per annum rate of interest set forth in paragraph 1 of the Securities, compounded semi-annually, which interest on overdue amounts (to the extent payment of such interest shall be legally enforceable) shall accrue from the date such overdue amounts were originally due and payable.

      SECTION 4.02.  SEC REPORTS.  The Company shall file with the Trustee
                     -----------
(which may be in the EDGAR format), within 30 days after it files such annual reports, information, documents and other reports with the SEC, copies of its annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the SEC may by rules and regulations prescribe) which the Company is required to file with the SEC pursuant to
Section 13 or 15(d) of the Exchange Act (or any such successor provisions thereto). In the event the Company is at any time no longer subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act (or any such successor provisions), it shall continue to provide the Trustee with reports containing substantially the same information as would have been required to be filed with the SEC had the Company continued to have been subject to such reporting requirements, including, with respect to annual information only, a report thereon by the Company's certified independent public accountants as such would be required in such reports to the Commission and, in each case, together with a management's discussion and analysis of results of operations and financial condition as such would be so required, and the Trustee shall make any such reports available to Holders upon request. In such event, such reports shall be provided at the times the Company would have been required to provide reports had it continued to have been subject to such reporting requirements. The Company also shall comply with the other provisions of TIA Section 314(a), to the extent such provisions are applicable.

      SECTION 4.03.  COMPLIANCE CERTIFICATE; NOTICE OF DEFAULTS.  (a) The
                     ------------------------------------------
Company shall deliver to the Trustee within 120 days after the end of each fiscal year of the Company (beginning with the fiscal year ending in October
1998) a certificate of an authorized officer of the Company stating whether or not, to the knowledge of the signer, the Company is in default in the performance of any terms or provisions of the Indenture, and if the Company shall be in default, specifying each such default and the nature thereof. For the purpose of this Section 4.03, compliance shall be determined without regard to any grace period or requirement of notice provided pursuant to the terms of this Indenture.

     (b) The Company shall file with the Trustee written notice of the occurrence of any Default or Event of Default within five Business Days of its becoming aware of such Default or Event of Default.

      SECTION 4.04.  FURTHER INSTRUMENTS AND ACTS.  Upon request of the Trustee,
                     ----------------------------
the Company will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purposes of this Indenture.

      SECTION 4.05.  MAINTENANCE OF OFFICE OR AGENCY.  The Company will maintain
                     -------------------------------
in the Borough of Manhattan, The City of New York, in such location as may be required by the rules of any securities exchange or quotation system on which the Securities may from time to time be listed, an office or agency where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer, exchange, purchase, redemption or conversion and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The office of the Trustee in The City of New York, at which at any particular time its corporate trust business shall be principally administered, which office on the date hereof is located at 450 W. 33rd St., 15th Floor, New York, New York 10001-2697, shall be such office or agency for all of the aforesaid purposes unless the Company shall maintain some other office or agency for such purposes and shall give prompt written notice to the Trustee of the location, and any change of location, of such other office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the address of the Trustee set forth in Section 13.02.

     The Company may also from time to time designate one or more other offices or agencies where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided,
                                                                   --------
however, that no such designation or rescission shall in any manner relieve the
-------
Company of its obligation to maintain an office or agency in The Borough of Manhattan, The City of New York, for such purposes.

      SECTION 4.06. CALCULATION OF ORIGINAL ISSUE DISCOUNT.
                    --------------------------------------

     The Company shall file with the Trustee promptly following the end of each calendar year a written notice specifying the amount of Original Issue Discount (including daily rates and accrual periods) accrued on outstanding Securities as of the end of such year.

     SECTION 4.07.  144A INFORMATION REQUIREMENT.
                    ----------------------------

     The Company shall use its reasonable efforts to file the reports required to be filed by it under the Securities Act and the Exchange Act in a timely manner and, if at any time it is not required to file such reports but in the past had been required to or did file such reports, it will, upon the request of any holder of Registrable Securities, make available other information as required by, and so long as necessary to permit, sales of its Registrable Securities pursuant to Rules 144 and 144A under the Securities Act or, in each case, any similar rule or regulation hereafter adopted by the SEC as a replacement thereto having substantially the same effect as such rule. Notwithstanding the foregoing, nothing in this Section 4.07 shall be deemed to require the Company to register any of its securities pursuant to the Exchange Act.

                                   ARTICLE V.

                             SUCCESSOR CORPORATION


      SECTION 5.01.  WHEN COMPANY MAY MERGE OR TRANSFER ASSETS.  So long as any
                     -----------------------------------------
Securities shall be outstanding, the Company shall not, directly or indirectly, consolidate with or merge with or into any other individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or limited liability company or other person or sell, lease, convey or transfer all or substantially all of its properties and assets (computed on a consolidated basis), whether in a single transaction or a series of related transactions, to another person or group of affiliated persons (such successor corporation or person, as the case may be, shall in this Article V be referred to as the "Successor Company"), unless
                         -----------------

          (1) either (x) in the case of a merger or consolidation, the Company shall be the continuing corporation or (y) the Successor Company (if other than the Company) shall be organized and existing under the laws of the United States of America or any State or the District of Columbia, and shall expressly assume by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of and premium, if any, and interest, if any, on all the Securities and the performance of every covenant of this Indenture and in the Securities on the part of the Company to be performed or observed;

          (2) immediately after giving effect to such transaction, no Event of Default, and no event that, after notice or lapse of time, or both, would become an Event of Default, shall have happened and be continuing;

          (3) the Company has delivered to the Trustee an Officer's Certificate and an Opinion of Counsel each stating that such consolidation, merger, conveyance, transfer or lease and such supplemental indenture comply with this Article V and that all conditions precedent herein provided for relating to such transaction have been complied with.


     For purposes of the foregoing, the transfer (by lease, assignment, sale or otherwise) of all or substantially all of the properties and assets of one or more subsidiaries, the Company's interest in which constitutes all or substantially all of the properties and assets of the Company shall be deemed to be the transfer of all or substantially all of the properties and assets of the Company.

      SECTION 5.02.  SUCCESSOR COMPANY SUBSTITUTED.  Upon any consolidation with
                     -----------------------------
or merger into any other corporation or other person, or any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety in accordance with Section 5.01, the Successor Company or person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such Successor Company or person had been named as the Company herein, and thereafter, except in the case of a lease and obligations the Company may have under a supplemental indenture pursuant to
Section 10.14, the predecessor corporation shall be relieved of all obligations and covenants under this Indenture and the Securities. Subject to Section 9.06, the Company, the Trustee and the successor person shall enter into a supplemental indenture to evidence the succession and substitution of such successor person and such discharge and release of the Company.

                                  ARTICLE VI.

                             DEFAULTS AND REMEDIES


      SECTION 6.01.  EVENTS OF DEFAULT.  An "Event of Default" occurs if:
                     -----------------       ----------------

          (1) after exercise of its option pursuant to Section 12.01 following a Tax Event, the Company defaults in the payment of interest upon any security when such interest becomes due and payable, and such default continues for a period of 31 days;

          (2) the Company defaults in the payment of the Principal Amount, Issue Price, accrued Original Issue Discount, Redemption Price, Purchase Price or Change in

     Control Purchase Price on any Security, when the same becomes due and payable at its Stated Maturity, upon redemption, upon declaration, when due for purchase by the Company or otherwise, whether or not such payment shall be prohibited by this Indenture;

          (3) the Company fails to comply with any of its agreements in the Securities or this Indenture and such failure continues for 90 days after receipt by the Company of a Notice of Default;

          (4)  the Company pursuant to or within the meaning of any Bankruptcy
     Law:

               (A)  commences a voluntary case;

               (B) consents to the entry of an order for relief against it in an involuntary case or the commencement of any case against it;

               (C) consents to the appointment of a Custodian of it or for any substantial part of its property;

               (D)  makes a general assignment for the benefit of its creditors;

               (E) files a petition in bankruptcy or answer or consent seeking reorganization or relief; or

               (F) consents to the filing of such petition or the appointment of or taking possession by a Custodian;

          (5) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

               (A) is for relief against the Company in an involuntary case, or adjudicates the Company insolvent or bankrupt;

               (B) appoints a Custodian of the Company or for any substantial part of its property; or

               (C)  orders the winding up or liquidation of the Company;

     and the order or decree remains unstayed and in effect for 60 days; or

          (6) the Company fails to deliver shares of Common Stock (and cash in lieu of fractional shares) or cash in lieu of shares of Common Stock in accordance with the terms hereof when such Common Stock (and cash in lieu of fractional shares) or cash is required to be delivered, upon conversion of a Security and such failure is not remedied for a period of 10 days.

     A Default under clause (3) above is not an Event of Default until the Trustee notifies the Company, or the Holders of at least 25% in aggregate Principal Amount of the Securities at the time outstanding notify the Company and the Trustee, of the Default and the Company does not cure such Default within the time specified in clause (3) above after receipt of such notice. Any such notice must specify the Default, demand that it be remedied and state that such notice is a "Notice of Default."
                  -----------------

     The Company shall deliver to the Trustee, within 30 days after it becomes aware of the occurrence thereof, written notice of any event which with the giving of notice and the lapse of time or both would become an Event of Default under clause (3) or clause (7), its status and what action the Company is taking or proposes to take with respect thereto.

      SECTION 6.02.  ACCELERATION.  If an Event of Default (other than an Event
                     ------------
of Default specified in Section 6.01(4) or (5)) occurs and is continuing, unless the Principal Amount of all the Securities shall have already become due and payable, either the Trustee by notice to the Company, or the Holders of at least 25% in aggregate Principal Amount of the Securities at the time outstanding by notice to the Company and the Trustee, may declare the Issue Price and accrued Original Issue Discount (or if the Securities have been converted to a semiannual coupon note following a Tax Event, the Restated Principal Amount, plus accrued and unpaid interest) through the date of declaration on all the Securities to be immediately due and payable, whereupon such Issue Price and accrued Original Issue Discount shall be due and payable immediately; provided
                                                                      --------
that, if an Event of Default specified in Section 6.01(4) or (5) occurs and is continuing, the Issue Price and accrued Original Issue Discount (or if the Securities have been converted to a semiannual coupon note (or if the Securities have been converted to a semiannual coupon note following a Tax event, the Restated Principal Amount, plus accrued and unpaid interest) following a Tax Event, the Restated Principal Amount, plus accrued and unpaid interest) on all the Securities through the date of the occurrence of such Event of Default shall become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Securityholders. The Holders of a majority in aggregate Principal Amount of the Securities at the time outstanding, by notice to the Trustee (and without notice to any other Securityholder) may rescind an acceleration and its consequences if the rescission would not conflict with any judgment or decree of a court of competent jurisdiction and if all existing Events of Default have been cured or waived except nonpayment of the Issue Price and accrued Original Issue Discount (or accrued and unpaid interest) that have become due solely as a result of acceleration and if all amounts due to the Trustee under Section 7.06 have been paid. No such rescission shall affect any subsequent Default or impair any right consequent thereto.

      SECTION 6.03.  OTHER REMEDIES.  If an Event of Default occurs and is
                     --------------
continuing, the Trustee may pursue any available remedy to collect the payment of the Issue Price and accrued Original Issue Discount on the Securities or to enforce the performance of any provision of the Securities or this Indenture.

     The Trustee may maintain a proceeding even if the Trustee does not possess any of the Securities or does not produce any of the Securities in the proceeding. A delay or omission by the Trustee or any Securityholder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of, or acquiescence in, the Event of Default. No remedy is exclusive of any other remedy. All available remedies are cumulative.

      SECTION 6.04.  WAIVER OF PAST DEFAULTS.  The Holders of a majority in
                     -----------------------
aggregate Principal Amount of the Securities at the time outstanding, by notice to the Trustee (and without notice to any other Securityholder), may waive an existing Default and its consequences except (a) an Event of Default described in Section 6.01(2), (b) a Default in respect of a provision that under Section
9.02 cannot be amended without the consent of each Securityholder affected or
(c) a Default under Article X. When a Default is waived, it is deemed cured and shall cease to exist, but no such waiver shall extend to any subsequent or other Default or impair any consequent right.

      SECTION 6.05.  CONTROL BY MAJORITY.  The Holders of a majority in
                     -------------------
aggregate Principal Amount of the Securities at the time outstanding may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or of exercising any trust or power conferred on the Trustee, provided that such direction shall not be otherwise than in accordance with law or the provisions of this Indenture or result in personal liability for the Trustee. However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture (as determined by Trustee or Trustee's counsel) or that the Trustee (or its counsel) determines in good faith is unduly prejudicial to the rights of other Securityholders or would involve the Trustee in personal liability unless the Trustee shall have been provided with reasonable security or indemnity against such liability satisfactory to the Trustee.

      SECTION 6.06.  LIMITATION ON SUITS.  A Securityholder may not pursue any
                     -------------------
remedy with respect to this Indenture or the Securities unless:

          (1) the Holder gives to the Trustee written notice stating that an Event of Default is continuing;

          (2) the Holders of at least 25% in aggregate Principal Amount of the Securities at the time outstanding make a written request to the Trustee to pursue the remedy;

          (3) such Holder or Holders offer to the Trustee reasonable security or indemnity against any loss, liability or expense satisfactory to the Trustee;

          (4) the Trustee does not comply with the request within 60 days after receipt of the notice, the request and the offer of security or indemnity; and

          (5) the Holders of a majority in aggregate Principal Amount of the Securities at the time outstanding do not give the Trustee a direction inconsistent with the request during such 60-day period.

     A Securityholder may not use this Indenture to prejudice the rights of any other Securityholder or to obtain a preference or priority over any other Securityholder.

      SECTION 6.07.  RIGHTS OF HOLDERS TO RECEIVE PAYMENT.  Notwithstanding any
                     ------------------------------------
other provision of this Indenture, the right of any Holder to receive payment of the Principal Amount, Issue Price, accrued Original Issue Discount, Redemption Price, Purchase Price, Change in Control Purchase Price or interest, if any, in respect of the Securities held by such Holder, on or after the respective due dates expressed in the Securities or any Redemption Date, or to bring suit for the enforcement of any such payment on or after such respective dates or the right to convert, shall not be impaired or affected adversely without the consent of each such Holder.

      SECTION 6.08.  COLLECTION SUIT BY TRUSTEE.  If an Event of Default
                     --------------------------
described in Section 6.01(2) or 6.01(3) occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company for the whole amount owing with respect to the Securities and the amounts provided for in Section 7.06.

      SECTION 6.09.  TRUSTEE MAY FILE PROOFS OF CLAIM.  In case of the pendency
                     --------------------------------
of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the

Securities or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the Principal Amount, Issue Price, accrued Original Issue Discount, Redemption Price, Purchase Price, Change in Control Purchase Price or interest, if any, in respect of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of any such amount) shall be entitled and empowered, by intervention in such proceeding or otherwise:

          (a) to file and prove a claim for the whole amount of the Principal Amount, Issue Price, accrued Original Issue Discount, Redemption Price, Purchase Price, Change in Control Purchase Price or interest, if any, and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding; and

          (b) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any Custodian, receiver, assignee, trustee, liquidator, sequestrator or similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.06.

     Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

      SECTION 6.10.  PRIORITIES.  If the Trustee collects any money pursuant to
                     ----------
this Article VI, it shall pay out the money in the following order:

         FIRST:  to the Trustee for amounts due under Section 7.06;

         SECOND: to Securityholders for amounts due and unpaid on the Securities for the Principal Amount, Issue Price, accrued Original Issue Discount, Redemption Price, Purchase Price, Change in Control Purchase Price or interest, if any, as the case may be, ratably, without preference or priority of any kind, according to such amounts due and payable on the Securities; and

         THIRD:  the balance, if any, to the Company.

     The Trustee may fix a record date and payment date for any payment to Securityholders pursuant to this Section 6.10. At least 15 days before such record date, the Company shall mail to each Securityholder and the Trustee a notice that states the record date, the payment date and amount to be paid.

      SECTION 6.11.  UNDERTAKING FOR COSTS.  In any suit for the enforcement of
                     ---------------------
any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant (other than the Trustee) in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section 6.11 does not apply to a suit initiated by the Trustee, a suit by a Holder pursuant to Section 6.07 or a suit by Holders of more than 10% in aggregate Principal Amount of the Securities at the time outstanding.

      SECTION 6.12.  NOTICE OF DEFAULTS.  The Trustee shall, within 90 days
                     ------------------
after the occurrence of any Default, mail to all Holders of Securities, as the names and addresses of such Holders appear on the books of registry of the Company, notice of all Defaults of which the Trustee shall have received notice, unless such Defaults shall have been cured or waived before the giving of such notice; provided that, except in the case of a Default described in Section
        --------
6.01(1) or 6.01(2), the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee, or a trust committee of directors or Trust Officers of the Trustee in good faith determines that the withholding of such notice is in the interests of the Holders of Securities.

      SECTION 6.13.  WAIVER OF STAY, EXTENSION OR USURY LAWS.  The Company
                     ---------------------------------------
covenants (to the extent it may lawfully do so) that it shall not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury or other law, wherever enacted, now or at any time hereafter in force, that would prohibit or forgive the Company from paying all or any portion of the Principal Amount, Issue Price, accrued Original Issue Discount, Redemption Price, Purchase Price or Change in Control Purchase Price in respect of the Securities, or any interest on any such amounts, as contemplated herein, or that may affect the covenants or the performance of this Indenture or the Securities; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                  ARTICLE VII.

                                    TRUSTEE


      SECTION 7.01.  RIGHTS OF TRUSTEE.  (a)  Before the Trustee acts or
                     -----------------
refrains from acting, it may require an Officer's Certificate or an Opinion of Counsel (or advice of Counsel). The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Officer's Certificate or Opinion of Counsel.

     (b) The Trustee may act through agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

     (c) The Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers.

     (d) The Trustee may refuse to perform any duty or exercise any right or power or extend or risk its own funds or otherwise incur any financial liability unless it receives indemnity satisfactory to it against any loss, liability or expense.

     (e) Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. Except as provided in
Section 3.14 hereof, the Trustee (acting in any capacity hereunder) shall be under no liability for interest on any money received by it hereunder.

     (f) The Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee.

     (g) In the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture.

     (h) The Trustee shall not be liable for any error of judgment made in good faith by a Trust Officer.

     (i) The Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the outstanding Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Securities.

     (j) The Trustee may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

     (k) The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document.

     (l) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

     (m) The Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties.

      SECTION 7.02.  INDIVIDUAL RIGHTS OF TRUSTEE.  The Trustee in its
                     ----------------------------
individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee. Any Paying Agent, Registrar, Conversion Agent or co-registrar may do the same with like rights. However, the Trustee must comply with Sections 7.09 and 7.10.

      SECTION 7.03.  TRUSTEE'S DISCLAIMER.  The Trustee makes no representation
                     --------------------
as to the validity or adequacy of this Indenture or the Securities, it shall not be accountable for the Company's use of the proceeds from the Securities, it shall not be responsible for any statement in the registration statement for the Securities under the Securities Act or in the Indenture or the Securities (other than its certificate of authentication), or the determination as to which beneficial owners are entitled to receive any notices hereunder.

      SECTION 7.04.  NOTICE OF DEFAULTS.  The Trustee shall, within 90 days
                     ------------------
after the occurrence of any Default, mail to all Holders of Securities, as the names and addresses of such Holders appear on the books of registry of the Company, notice of all Defaults of which the Trustee shall be notified, unless such Defaults shall have been cured or waived before the giving of such notice. Except in the case of a Default described in Section 6.01(1) or 6.01(2), the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee, or a trust committee of directors or Trust Officers of the Trustee in good faith determines that the withholding of such notice is in the interests of the Holders of Securities.

      SECTION 7.05.  REPORTS BY TRUSTEE TO HOLDERS.  Within 60 days after each
                     -----------------------------
October 1 beginning with the October 1, 1998 following the date of this Indenture, the Trustee shall mail to each Securityholder a brief report dated as of such June 1 that complies with TIA Section 313(a), if required by said Section. The Trustee also shall comply with TIA Section 313(b).

     A copy of each report at the time of its mailing to Securityholders shall be provided to the Company and shall be filed with the SEC and each stock exchange on which the Securities are listed. The Company agrees promptly to notify the Trustee whenever the Securities become listed on any stock exchange and of any delisting thereof.

      SECTION 7.06.  COMPENSATION AND INDEMNITY.  The Company agrees: (a) to pay
                     --------------------------
to the Trustee from time to time such compensation (in accordance with a fee schedule agreed upon from time to time) for all services rendered by it hereunder (which compensation shall not (to the extent permitted by law) be limited by any provision of law in regard to the compensation of a trustee of an express trust);

     (b) to reimburse the Trustee (in accordance with a fee schedule agreed upon from time to time) upon its request and, if required by the Company, submission of reasonable documentation for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses, advances and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or willful misconduct; and

     (c) to indemnify each of the Trustee or any predecessor Trustee for, and to hold it harmless against, any and all loss, liability, damage, claim or expense, including taxes (other than taxes based upon, measured or determined by the income of the Trustee), incurred without negligence or willful misconduct on its part, arising out of or in connection with the acceptance or administration of this trust, including the reasonable costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

     The Trustee shall give the Company notice of any claim or liability for which the Trustee might be entitled to indemnification under subparagraph (c) of this Section 7.06, within a reasonable amount of time after a Trust Officer of the Trustee actually becomes aware of such claim or liability. To secure the Company's payment obligations in this Section 7.06, the Trustee shall have a lien prior to the Securities on all money or property held or collected by the Trustee.

     The Company's payment obligations pursuant to this Section 7.06 shall survive the discharge of this Indenture. When the Trustee incurs expenses after the occurrence of a Default specified in Section 6.01(4) or (5), the expenses are intended to constitute expenses of administration under the Bankruptcy Law. The provisions of this Section 7.06 shall survive the termination of this Indenture.

      SECTION 7.07.  REPLACEMENT OF TRUSTEE.  The Trustee may resign by so
                     ----------------------
notifying the Company; provided, however, no such resignation shall be effective
                       --------  -------
until a successor Trustee has accepted its appointment pursuant to this Section
7.07. The Holders of a majority in aggregate Principal Amount of the Securities at the time outstanding may remove the Trustee by so notifying the Trustee and may appoint a successor Trustee (subject to the consent of the Company, such consent not to be unreasonably withheld). The Company shall remove the Trustee if:

          (1)  the Trustee fails to comply with Section 7.09;

          (2)  the Trustee is adjudged bankrupt or insolvent;

          (3) a receiver or other public officer takes charge of the Trustee or its property; or

          (4)  the Trustee otherwise becomes incapable of acting.

     In addition, the Company may remove the Trustee if the Company shall determine that the services provided by the Trustee hereunder may be obtained at a substantially lower cost to the Company.

     If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Company shall promptly appoint, by resolution of its Board of Directors, a successor Trustee.

     A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Thereupon the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. The successor Trustee shall mail a notice of its succession to Securityholders. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee, subject to the lien provided for in
Section 7.06. A resigning Trustee shall be entitled to retain from any funds held by it an amount equal to its unpaid fees and expenses pursuant to this Indenture.

     If a successor Trustee does not take office within 30 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company or the Holders of a majority in aggregate Principal Amount of the Securities at the time outstanding may petition any court of competent jurisdiction for the appointment of a successor Trustee.

     If the Trustee fails to comply with Section 7.09, any Securityholder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

      SECTION 7.08.  SUCCESSOR TRUSTEE BY MERGER.  If the Trustee consolidates
                     ---------------------------
with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation, the resulting, surviving or transferee corporation without any further act shall be the successor Trustee.

      SECTION 7.09.  ELIGIBILITY; DISQUALIFICATION.  The Trustee shall at all
                     -----------------------------
times satisfy the requirements of TIA Sections 310(a)(1) and 310(b). The Trustee and its parent company shall have a combined capital and surplus of at least $100,000,000 as set forth in its most recent published annual report of condition. In determining whether the Trustee has conflicting interests as defined in TIA Section 310(b)(1), the provisions contained in the proviso to TIA
Section 310(b)(1) shall be deemed incorporated herein.

      SECTION 7.10.  PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY.  The
                     -------------------------------------------------
Trustee shall comply with TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). A Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated therein.

     SECTION 7.11.  MONEY HELD IN TRUST.  Money held by the Trustee in trust
                    --------------------
hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Company.

     SECTION 7.12.  APPOINTMENT OF AUTHENTICATING AGENT.  The Trustee may
                    -----------------------------------
appoint an Authenticating Agent with respect to the Securities that shall be authorized to act on behalf of the Trustee to authenticate Securities issued upon original issue and upon exchange, registration of transfer or partial redemption thereof or pursuant to Section 2.07, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having (together with its parent company, if any) a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or state authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

     Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

     An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the

Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent that shall be acceptable to the Company and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Holders of Securities as their names and addresses appear in the Security Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

     The Company agrees to pay to each Authenticating Agent from time to time reasonable for its services under this Section.

     If an appointment is made pursuant to this Section, the Securities may have endorsed thereon an alternative certificate of authentication in the following form:

     This is one of the Securities designated therein referred to in the within-mentioned Indenture.

                                    Chase Trust Company of California,      as
                                    Trustee


                                    By: ________________________________
                                        As Authenticating Agent


                                    By: ________________________________
                                        Authorized Signatory


     SECTION 7.13.  TRUSTEE'S APPLICATION FOR INSTRUCTIONS FROM THE COMPANY.
                    -------------------------------------------------------
Any application by the Trustee for written instructions from the Company may, at the option of the Trustee, set forth in writing any action proposed to be taken or omitted by the Trustee under this Indenture and the date on and/or after which such action shall be taken or such omission shall be effective. The Trustee shall not be liable for any action taken by, or omission of, the Trustee in accordance with a proposal included in such application on or after the date specified in such application (which date shall not be less than three Business Days after the date any officer of the Company actually receives such application, unless any such officer shall have consented in writing to any earlier date) unless not less than one day prior to taking any such action (or the effective date in the case of any omission), the Trustee shall have received written instructions in response to such application specifying the action to be taken or omitted.

     SECTION 7.14.  REPORTS BY TRUSTEE.  (a) The Trustee shall transmit to
                    ------------------
Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the TIA at the times and in the manner provided pursuant thereto. If required by Section 313(a) of the TIA, the Trustee shall, within sixty days after each January 1 following the date of this Indenture, deliver to Holders a brief report, dated as of January 1, which complies with the provisions of such Section 313(a).

     (b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange, if any, upon which the Securities are listed, with the SEC and with the Company. The Company will promptly notify the Trustee when the Securities are listed on any stock exchange.


                                 ARTICLE VIII.

                             DISCHARGE OF INDENTURE


      SECTION 8.01.  DISCHARGE OF LIABILITY ON SECURITIES.  When (i) the Company
                     ------------------------------------
delivers to the Trustee all outstanding Securities (other than Securities replaced pursuant to Section 2.07) for cancellation or (ii) all outstanding Securities have become due and payable and the Company deposits with the Trustee cash or, if expressly permitted by the terms hereof, securities sufficient to pay at Stated Maturity the Principal Amount of all outstanding Securities (other than Securities replaced pursuant to Section 2.07), and if in either case the Company pays all other sums payable hereunder by the Company (including, without limitation, sums payable by delivery of shares of Common Stock pursuant to
Section 3.08), then this Indenture shall, subject to Section 7.06, cease to be of further effect. The Trustee shall join in the execution of a document prepared by the Company acknowledging satisfaction and discharge of this Indenture on demand of the Company accompanied by an Officer's Certificate and Opinion of Counsel and at the cost and expense of the Company.

      SECTION 8.02.  REPAYMENT TO THE COMPANY.  The Trustee and the Paying Agent
                     ------------------------
shall return to the Company upon written request any money or securities held by them for the payment of any amount with respect to the Securities that remains unclaimed for two years;

provided, however, that at the Company's written request, the Trustee or such
--------  -------
Paying Agent, before being required to make any such return, shall, at the expense of the Company, cause to be published once in The Wall Street Journal or
                                                      -----------------------
another daily newspaper of national circulation or mail to each such Holder notice that such money or securities remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such mailing, any unclaimed money or securities then remaining will be returned to the Company. After return to the Company, Holders entitled to the money or securities must look to the Company for payment as general creditors unless an applicable abandoned property law designates another person, and the Trustee and the Paying Agent shall have no further liability with respect to such money or securities for that period commencing after the return thereof.


                                  ARTICLE IX.

                                   AMENDMENTS


      SECTION 9.01.  WITHOUT CONSENT OF HOLDERS.  The Company and the Trustee
                     --------------------------
may amend this Indenture or the Securities without the consent of any
Securityholder:

          (1) to cure any ambiguity, omission, defect or inconsistency;

     provided, however, that such amendment does not materially adversely affect
     --------  -------
     the rights of any Securityholder;

          (2) to comply with Article V or Section 10.14;

          (3) to provide for uncertificated Securities in addition to or in place of certificated Securities so long as such uncertificated Securities are in registered form for purposes of the Internal Revenue Code of 1986, as amended;

          (4) to make any change that does not materially adversely affect the rights of any Securityholder;

          (5) to add to the covenants or obligations of the Company hereunder, for the benefit of the Securityholders, or to surrender any right, power or option herein conferred upon the Company; or

          (6) to make any change to comply with the TIA or any amendment of the TIA, or any requirement by the Commission in connection with the qualification of this Indenture under the TIA or any amendment thereof.

      SECTION 9.02.  WITH CONSENT OF HOLDERS.  With the written consent of the
                     -----------------------
Holders of at least a majority in aggregate Principal Amount of the Securities at the time outstanding, the Company and the Trustee may amend this Indenture or the Securities. However, without the consent of each Securityholder affected, an amendment or supplement to this Indenture or the Securities may not:

          (1) make any change to the Principal Amount of Securities whose Holders must consent to an amendment;

          (2) make any change to the rate of accrual in connection with Original Issue Discount, reduce the rate of interest referred to in paragraph 1 of the Securities, reduce the rate of interest referred to in
     Section 12.01 upon the occurrence of a Tax Event or extend the time for payment of accrued Original Issue Discount or interest, if any, on any Security;

          (3) reduce the Principal Amount or the Issue Price of or extend the Stated Maturity of any Security;

          (4) reduce the amount of cash payable in respect of conversion upon the Company's election to pay cash with respect thereto, the Redemption Price, Purchase Price or Change in Control Purchase Price of any Security or extend the date on which the Purchase Price or Change in Control Purchase Price of any Security is payable;

          (5) make any Security payable in money or securities other than that stated in the Security;

          (6) make any change in Article XI that materially adversely affects the rights of any Holder;

          (7) make any change in Section 6.04 or this Section 9.02, except to increase any percentage referred to therein, or make any change in Section 6.07;

          (8) make any change that adversely affects the right to convert any Security (including the right to receive cash in lieu of Common Stock except as set forth in Section 9.01(4));

          (9) make any change that adversely affects the right to require the Company to purchase the Securities in accordance with the terms thereof and this Indenture (including the right to receive cash if the Company has elected to pay cash upon such purchase);

          (10) make any change to the provisions of this Indenture relating to the purchase of Securities at the option of the Holder pursuant to Section
     3.08 or 3.09 which change would result in a violation of applicable federal or state securities laws (including positions of the SEC under applicable no-action letters), whether as a result of the exercise or performance of any rights or obligations under such provisions or otherwise;

          (11) modify the provisions of this Indenture relating to the subordination of the Securities in a manner adverse to the Holders of the Securities; or

          (12) impair the right to institute suit for the enforcement of any payment with respect to, or conversion of, the Securities.

     It shall not be necessary for the consent of the Holders under this Section
9.02 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent approves the substance thereof.

     An amendment under this Section 9.02 or Section 9.01 may not make any change that adversely affects the rights under Article X of any holder of Senior Indebtedness then outstanding unless the requisite holders of such Senior Indebtedness consent to such change pursuant to the terms of such Senior Indebtedness.

     After an amendment under this Section 9.02 becomes effective, the Company shall mail to each Holder a notice briefly describing the amendment.

      SECTION 9.03.  COMPLIANCE WITH TRUST INDENTURE ACT.  Every supplemental
                     -----------------------------------
indenture executed pursuant to this Article IX shall comply with the TIA as then in effect.

      SECTION 9.04.  REVOCATION AND EFFECT OF CONSENTS, WAIVERS AND ACTIONS.
                     ------------------------------------------------------
Until an amendment or waiver becomes effective, a consent to it or any other action by a Holder of a Security hereunder is a continuing consent by the Holder and every subsequent Holder of that Security or portion of the Security that evidences the same obligation as the consenting Holder's Security, even if notation of the consent, waiver or action is not made on the Security. However, any such Holder or subsequent Holder may revoke the consent, waiver or action as to such Holder's Security or portion of the Security if the Trustee receives the notice of revocation before the date the amendment, waiver or action becomes effective. After an amendment, waiver or action becomes effective, it shall bind every Securityholder, except as provided in Section 9.02.

      SECTION 9.05.  NOTATION ON OR EXCHANGE OF SECURITIES.  Securities
                     -------------------------------------
authenticated and delivered after the execution of any supplemental indenture pursuant to this Article IX may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for outstanding Securities.

      SECTION 9.06.  TRUSTEE TO SIGN SUPPLEMENTAL INDENTURES.  The Trustee shall
                     ---------------------------------------
sign any supplemental indenture authorized pursuant to this Article IX if the amendment does not adversely affect the rights, duties, liabilities or immunities of the Trustee. If it does, the Trustee may, but need not, sign it. In signing such amendment the Trustee shall be entitled to receive, and (subject to the provisions of Section 7.01) shall be fully protected in relying upon, an Officer's Certificate and an Opinion of Counsel stating that such amendment is authorized or permitted by this Indenture.

      SECTION 9.07.  EFFECT OF SUPPLEMENTAL INDENTURES.  Upon the execution of
                     ---------------------------------
any supplemental indenture under this Article IX, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.


                                   ARTICLE X.

                                   CONVERSION


      SECTION 10.01.  CONVERSION PRIVILEGE.  A Holder of a Security may convert
                      --------------------
such Security into shares of Common Stock at any time (subject to the limitation described in Section 3.03(e)) during the period stated in paragraph 8 of the Securities. The number of shares of Common Stock issuable upon conversion of a Security per $1,000 of Principal Amount thereof (the "Conversion Rate") shall be
                                                      ---------------
that set forth in paragraph 8 in the Securities, subject to adjustment as herein set forth.

     The Holders' right to convert Securities into shares of Common Stock is subject to the Company's right to elect to instead pay such Holder the amount of cash set forth in the next succeeding sentence, in lieu of delivering such shares of Common Stock; provided, however, that if such payment of cash is not
                        --------  -------
permitted pursuant to the provisions of this Indenture or the provisions of any other agreement or instrument to which the Company is a party or by which it is bound or otherwise, the Company shall deliver shares of Common Stock (and cash in lieu of fractional shares of Common Stock) in accordance with this Article X, whether or not the Company has delivered a notice pursuant to Section 10.02 to the effect that the Securities would be paid in cash. The amount of cash to be paid pursuant to Section 10.02 for each per $1,000 Principal Amount of a Security upon conversion shall be equal to the Sale Price of a share of Common Stock on the Trading Day immediately prior to the related Conversion Date multiplied by the Conversion Rate in effect on such Trading Day.

     The Company shall not pay cash in lieu of delivering shares of Common Stock upon the conversion of any Security pursuant to the terms of this Article X (other than cash in lieu of fractional shares pursuant to Section 10.03) (i) if there has occurred (prior to, on or after, as the case may be, the Conversion Date or the date on which the Company delivers its notice of whether such Security shall be converted into shares of Common Stock or cash pursuant to
Section 10.02) and is continuing an Event of Default (other than a default in such payment on such Securities), provided, however, that this sentence shall
                                  --------  -------
not apply in the event that an Event of Default occurs after such cash is paid.

     "Average Sale Price" means the average of the Sale Prices of the Common
      ------------------
Stock for the shorter of:

          (i) 30 consecutive Trading Days ending on the last full Trading Day prior to the Time of Determination with respect to the rights, options, warrants or distribution in respect of which the Average Sale Price is being calculated, or

          (ii) the period (x) commencing on the date next succeeding the first public announcement of (a) the issuance of rights, options or warrants or
     (b) the distribution, in each case, in respect of which the Average Sale Price is being calculated and (y) proceed ing through the last full Trading Day prior to the Time of Determination with respect to the rights, warrants or distribution in respect of which the Average Sale Price is being calculated, or

          (iii) the period, if any, (x) commencing on the date next succeeding the Ex-Dividend Time with respect to the next preceding (a) issuance of rights, warrants, or options or (b) distribution, in each case, for which an adjustment is required by the provisions of Section 10.06(4), 10.07 or 10.08 and (y) proceeding through the last full Trading Day prior to the Time of Determination with respect to the rights, warrants, or options or distribution in respect of which the Average Sale Price is being calculated.

     If the Ex-Dividend Time (or in the case of a subdivision, combination or reclassification, the effective date with respect thereto) with respect to a dividend, subdivision, combination or reclassification to which Section 10.06(1), (2), (3) or (5) applies occurs during the period applicable for calculating "Average Sale Price" pursuant to the definition in the preceding sentence, "Average Sale Price" shall be calculated for such period in a manner determined in good faith by the Board of Directors to reflect the impact of such dividend, subdivision, combination or reclassification on the Sale Price of the Common Stock during such period.

     "Time of Determination" means the time and date of the earlier of (i) the
      ---------------------
determination of stockholders entitled to receive rights, warrants, or options or a distribution, in each case, to which Sections 10.07 and 10.08 apply and
(ii) the time ("Ex-Dividend Time") immediately prior to the commencement of "ex-
                ----------------
dividend" trading for such rights, options, warrants or distribution on the New York Stock Exchange or such other national or regional exchange or market on which the shares of the Common Stock are then listed or quoted.

      SECTION 10.02.  CONVERSION PROCEDURE.  To convert a Security a Holder must
                      --------------------
satisfy the requirements in paragraph 8 of the Securities. The date on which the Holder satisfies all those requirements is the conversion date (the "Conversion
                                                                     ----------
Date").  Within two Business Days following the Conversion Date, the Company
----
shall deliver to the Holder, through the Conversion Agent, written notice of whether such Security shall be converted into shares of Common Stock or paid in cash. If the Company shall have notified the Holder that such Security shall be converted into shares Common Stock, the Company shall deliver to the Holder no later than the seventh Business Day following the Conversion Date a certificate for the number of full shares of Common Stock issuable upon the conversion and cash in lieu of any fractional share determined pursuant to Section 10.03. Except as provided in Section 10.01, if the Company shall have notified the Holder that such Security shall be paid in cash, the Company shall deliver to the Holder surrendering such Security the amount of cash payable with respect to such Security on the fifth Business Day following such Conversion Date. Except as provided in Section 10.01, the Company may not change its election with respect to the consideration to be delivered upon conversion of a Security once the Company has notified the Holder in accordance with this paragraph.

     The person in whose name the certificate is registered shall be treated as a stockholder of record on and after the Conversion Date; provided, however,
                                                          --------  -------
that no surrender of a Security
on any date when the stock transfer books of the Company shall be closed shall be effective to constitute the person or persons entitled to receive the shares of Common Stock upon such conversion as the record holder or holders of such shares of Common Stock on such date, but such surrender shall be effective to constitute the person or persons entitled to receive such shares of Common Stock as the record holder or holders thereof for all purposes at the close of business on the next succeeding day on which such stock transfer books are open; provided further, that such conversion shall be at the Conversion Rate in effect
-------- -------
on the date that such Security shall have been surrendered for conversion, as if the stock transfer books of the Company had not been closed. Upon conversion of a Security, such person shall no longer be a Holder of such Security.

     Holders may surrender a Security for conversion by means of book entry delivery in accordance with paragraph 8 of the Securities and the regulations of the applicable book entry facility.

     No payment or adjustment will be made for dividends on any Common Stock except as provided in this Article X. On conversion of a Security, that portion of accrued Original Issue Discount (or interest, if the Company has exercised its option provided for in Section 12.01) attributable to the period from the Issue Date (or, if the Company has exercised the option provided for in Section 12.01, the later of (x) the date of such exercise and (y) the date on which interest was last paid) to the Conversion Date with respect to the converted Security shall not be cancelled, extinguished or forfeited, but rather shall be deemed to be paid in full to the Holder thereof through delivery of the Common Stock in exchange for the Security being converted pursuant to the terms hereof, and the fair market value of such Common Stock (together with any cash payment in lieu of fractional shares of Common Stock) shall be treated as issued, to the extent thereof, first in exchange for the Original Issue Discount accrued through the Conversion Date, and the balance, if any, of such fair market value of such shares of Common Stock (and any such cash payment) shall be treated as issued in exchange for the Issue Price of the Security being converted pursuant to the provisions hereof.

     If the Holder converts more than one Security at the same time, the number of shares of Common Stock issuable upon the conversion shall be computed based on the total Principal Amount of the Securities converted.

     Upon surrender of a Security that is converted in part, the Company shall execute, and the Trustee shall authenticate and deliver to the Holder, a new Security in an authorized denomination equal in Principal Amount to the unconverted portion of the Security surrendered.

     If the last day on which a Security may be converted is a Legal Holiday in a place where the Conversion Agent is located, the Security may be surrendered to such Conversion Agent on the next succeeding day that is not a Legal Holiday.

      SECTION 10.03.  FRACTIONAL SHARES.  The Company will not issue a
                      -----------------
fractional share of Common Stock upon conversion of a Security. Instead, the Company will deliver cash for the current market value of the fractional share. The current market value of a fractional share shall be determined to the nearest 1/1,000th of a share by multiplying the Sale Price, on the last Trading Day prior to the Conversion Date, of a full share by the fractional amount and rounding the product to the nearest whole cent.

      SECTION 10.04.  TAXES ON CONVERSION.  If a Holder converts a Security, the
                      -------------------
Company shall pay any documentary, stamp or similar issue or transfer tax due on the issue of shares of Common Stock upon such conversion. The Holder, however, shall pay any such tax that is due because the Holder requests the shares to be issued in a name other than the Holder's name. The Conversion Agent may refuse to deliver the certificates representing the Common Stock being issued in a name other than the Holder's name until the Conversion Agent receives a sum sufficient to pay any tax which will be due because the shares are to be issued in a name other than the Holder's name. Nothing herein shall preclude any tax withholding required by law or regulations.

      SECTION 10.05.  COMPANY TO PROVIDE STOCK.  The Company shall, prior to
                      ------------------------
issuance of any Securities hereunder, and from time to time as may be necessary, reserve out of its authorized but unissued Common Stock a sufficient number of shares of Common Stock to permit the conversion of the Securities for shares of Common Stock.

     All shares of Common Stock delivered upon conversion of the Securities shall be newly issued shares or treasury shares, shall be duly and validly issued and fully paid and nonassessable and shall be free from preemptive rights and free of any lien or adverse claim.

     The Company will endeavor promptly to comply with all Federal and state securities laws regulating the offer and delivery of shares of Common Stock upon conversion of Securities, if any, and will list or cause to have quoted such shares of Common Stock on each national securities exchange or in the over-the-counter market or such other market on which the Common Stock is then listed or quoted.

     SECTION 10.06.  ADJUSTMENT FOR CHANGE IN CAPITAL STOCK.  If, after the
                     --------------------------------------
Issue Date, the Company:

          (1) pays a dividend or makes a distribution on its Common Stock in shares of its Common Stock;

          (2) subdivides its outstanding shares of Common Stock into a greater number of shares;

          (3) combines its outstanding shares of Common Stock into a smaller number of shares;

          (4) pays a dividend or makes a distribution on its Common Stock in shares of its Capital Stock (other than Common Stock or rights, warrants or options for its Capital Stock); or

          (5) issues by reclassification of its Common Stock any shares of its Capital Stock (other than rights, warrants or options for its Capital Stock),

then the conversion privilege and the Conversion Rate in effect immediately prior to such action shall be adjusted so that the Holder of a Security thereafter converted may receive the number of shares or other units of Capital Stock of the Company which such Holder would have owned immediately following such action if such Holder had converted the Security immediately prior to such action.

     The adjustment shall become effective immediately after the record date in the case of a dividend or distribution and immediately after the effective date in the case of a subdivision, combination or reclassification.

     If after an adjustment a Holder of a Security upon conversion of such Security may receive shares or other units of two or more classes or series of Capital Stock of the Company, the Conversion Rate shall thereafter be subject to adjustment upon the occurrence of an action taken with respect to any such class or series of Capital Stock as is contemplated by this Article X with respect to the Common Stock, on terms comparable to those applicable to Common Stock in this Article X.

     SECTION 10.07.  ADJUSTMENT FOR RIGHTS ISSUE.  If, after the Issue Date, the
                     ---------------------------
Company distributes any rights, warrants or options to all holders of its Common Stock entitling them, for a period expiring within 60 days after the record date for such distribution, to purchase shares of Common Stock at a price per share less than the Sale Price as of the Time of Determination, the Conversion Rate shall be adjusted in accordance with the formula:

                                   (0 + N)
                                -------------
                        R' = R  x 0 + (N x P)
                                       -----
                                        M

where:

     R' = the adjusted Conversion Rate.

     R  = the current Conversion Rate.

     0 = the number of shares of Common Stock outstanding on the record date for the distribution to which this Section 10.07 is being applied.

     N = the number of additional shares of Common Stock offered pursuant to the distribution.

     P  = the offering price per share of such additional shares.

     M =  the Average Sale Price, minus, in the case of (i) a distribution to
                                  -----
          which Section 10.06(4) applies or (ii) a distribution to which Section
          10.08 applies, for which, in each case, (x) the record date shall occur on or before the record date for the distribution to which this
          Section 10.07 applies and (y) the Ex-Dividend Time shall occur on or after the date of the Time of Determination for the distribution to which this Section 10.07 applies, the fair market value (on the record date for the distribution to which this Section 10.07 applies) of:

               (1) the Capital Stock of the Company distributed in respect of each share of Common Stock in such Section 10.06(4) distribution, and

               (2) the assets of the Company or debt securities or any rights, warrants or options to purchase securities of the Company distributed in respect of each share of Common Stock in such Section 10.08 distribution.

The Board of Directors shall determine fair market values in good faith for the purposes of this Section 10.07.

     The adjustment shall become effective immediately after the record date for the determination of shareholders entitled to receive the rights, warrants or options to which this Section 10.07 applies.

     No adjustment shall be made under this Section 10.07 if the application of the formula stated above in this Section 10.07 would result in value of R' that is equal to or less than the value of R.

      SECTION 10.08.  ADJUSTMENT FOR OTHER DISTRIBUTIONS.  If, after the Issue
                      ----------------------------------
Date, the Company distributes to all holders of its Common Stock any of its assets or debt securities or any rights, warrants or options to purchase securities of the Company (including securities or cash, but excluding (x) distributions of Capital Stock referred to in Section 10.06 and distributions of rights, warrants or options referred to in Section 10.07 and (y) cash dividends or other cash distributions that are paid out of consolidated current net earnings or earned surplus as shown on the books of the Company, unless such cash dividends or other cash distributions are Extraordinary Cash Dividends, the Conversion Rate shall be adjusted, subject to the provisions of the last paragraph of this Section 10.08, in accordance with the formula:


                              M
                             ----
                    R' = R  x M-F

where:

     R' = the adjusted Conversion Rate.

     R  = the current Conversion Rate.

     M  = the Average Sale Price, minus, in the case of a distribution to which
                                  -----
          Section 10.06(4) applies for which (i) the record date shall occur on or before the record date for the distribution to which this Section
          10.08 applies and (ii) the Ex-Dividend Time shall occur on or after the date of the Time of Determination for the distribution to which this Section 10.08 applies, the fair market value (on the record date for the distribution to which this Section 10.08 applies) of any Capital Stock of the Company distributed in respect of each share of Common Stock in such Section 10.06(4) distribution.

     F = the fair market value (on the record date for the distribution to which this Section 10.08 applies) of the assets, securities, rights, warrants or options to be distributed in respect of each share of Common Stock in the distribution to which this Section 10.08 is being applied (including, in the case of cash dividends or other cash distributions giving rise to an adjustment, all such cash distributed concurrently).

The Board of Directors shall determine fair market values for the purpose of this Section 10.08.

     The adjustment shall become effective immediately after the record date for the determination of shareholders entitled to receive the distribution to which this Section 10.08 applies.

     For purposes of this Section 10.08, the term "Extraordinary Cash Dividend"
                                                   ---------------------------
shall mean any cash dividend with respect to the Common Stock the amount of which, together with the aggregate amount of cash dividends on the Common Stock to be aggregated with such cash dividend in accordance with the provisions of this paragraph, equals or exceeds the threshold percentages set forth in items
(i) or (ii) below:

          (i) If, upon the date prior to the Ex-Dividend Time with respect to a cash dividend on the Common Stock, the aggregate amount of such cash dividend together with the amounts of all cash dividends on the Common Stock with Ex-Dividend Times occurring in the eighty-five (85) consecutive day period ending on the date prior to the Ex-Dividend Time with respect to the cash dividend to which this provision is being applied equals or exceeds 12.5% of the average of the Sale Prices during the period beginning on the date after the first such Ex-Dividend Time in such period and ending on the date prior to the Ex-Dividend Time with respect to the cash dividend to which this provision is being applied (except that if no other cash dividend has had an Ex-Dividend Time occurring in such period, the period for calculating the average of the Sale Prices shall be the period commencing 85 days prior to the date prior to the Ex-Dividend Time with respect to the cash dividend to which this provision is being applied), such cash dividend together with each other cash dividend with an Ex-Dividend Time occurring in such 85-day period shall be deemed to be an Extraordinary Cash Dividend and for purposes of applying the formula set forth above in this Section 10.08, the value of "F" shall be equal to (w) the aggregate amount of such cash dividend together with the amounts of the other cash dividends with Ex-Dividend Times occurring in such period minus
                                                                          -----
     (x) the aggregate amount of such other cash dividends with Ex-Dividend Times occurring in such period for which a prior adjustment in the Conversion Rate was previously made under this Section 10.08.

         (ii) If upon the date prior to the Ex-Dividend Time with respect to a cash dividend on the Common Stock, the aggregate amount of such cash dividend, together with the amounts of all cash dividends on the Common Stock with Ex-Dividend Times occurring in the 365-consecutive-day period ending on the date prior to the Ex-Dividend Time with respect to the cash dividend to which this provision is being applied equals or exceeds 25% of the average of the Sale Prices during the period beginning on the date after the first such Ex-Dividend Time in such period and ending on the date prior to the Ex-Dividend Time with respect to the cash dividend to which this provision is being applied (except that if no other cash dividend has had an Ex-Dividend Time occurring in such period, the period for calculating the average of the Sale Prices shall be the period commencing 365 days prior to the date prior to the Ex-Dividend Time with respect to the cash dividend to which this provision is being applied), such cash dividend together with each other cash dividend with an Ex-Dividend Time occurring in such 365-day period shall be deemed to be an Extraordinary Cash Dividend and for purposes of applying the formula set forth above in this Section 10.08, the value of "F" shall be equal to (y) the aggregate amount of such cash dividend together with amounts of the other cash dividends with Ex-Dividend Times occurring in such period minus
                                                                          -----
     (z) the aggregate amount of such other cash dividends with Ex-Dividend Times occurring in such period for which a prior adjustment in the Conversion Rate was previously made under this Section 10.08.

     In the event that, with respect to any distribution to which this Section
10.08 would otherwise apply, the difference "M-F" as defined in the above formula is less than $1.00 or "F" is greater than "M", then the adjustment provided by this Section 10.08 shall not be made and in lieu thereof the provisions of Section 10.14 shall apply to such distribution.

     SECTION 10.09.  WHEN ADJUSTMENT MAY BE DEFERRED.  No adjustment in the
                     -------------------------------
Conversion Rate need be made unless the adjustment would require an increase or decrease of at least 1% (e.g., if the Conversion Rate is 4, an increase or
                         ---
decrease of .04 (1% of 4)) in the Conversion Rate. Any adjustments that are not made shall be carried forward and taken into account in any subsequent adjustment.

     All calculations under this Article X shall be made to the nearest cent or to the nearest 1/1,000th of a share, as the case may be, with one-half of a cent and 5/10,000ths of a share being rounded upwards.

     SECTION 10.10.  WHEN NO ADJUSTMENT REQUIRED.  No adjustment need be made
                     ---------------------------
for a transaction referred to in Section 10.06, 10.07, 10.08 or 10.14 if Securityholders are to participate in the transaction on a basis and with notice that the Board of Directors determines to be fair and appropriate in light of the basis and notice on which holders of Common Stock participate in the transaction.

     No adjustment need be made for rights to purchase Common Stock pursuant to a Company plan for reinvestment of dividends or interest.

     No adjustment need be made for a change in the par value or no par value of the Common Stock.

     To the extent the Securities become convertible into cash pursuant to the terms of Section 10.06, 10.07, 10.08 or 10.14, no adjustment need be made thereafter as to the cash. Interest will not accrue on the cash.

     Notwithstanding any provision to the contrary in this Indenture, no adjustment shall be made in the Conversion Rate to the extent, but only to the extent, such adjustment results in the following quotient being less than the par value of the Common Stock: (i) the Issue Price plus accrued Original Issue Discount as of the date such adjustment would otherwise be effective divided by
(ii) the Conversion Rate as so adjusted.

     SECTION 10.11.  NOTICE OF ADJUSTMENT.  Whenever the Conversion Rate is
                     --------------------
adjusted, the Company shall file with the Trustee and the Conversion Agent a notice of such adjustment and a certificate from the Company's independent public accountants briefly stating the facts requiring the adjustment and the manner of computing it. The Conversion Agent will promptly mail such notice to Securityholders at the Company's expense. The certificate shall be conclusive evidence that the adjustment is correct. Neither the Trustee nor any Conversion Agent shall be under any duty or responsibility with respect to any such certificate except to exhibit the same to any Holder desiring inspection thereof.

     SECTION 10.12.  VOLUNTARY INCREASE.  The Company from time to time may
                     ------------------
increase the Conversion Rate by any amount and for any period of time (provided
                                                                       --------
that such period is not less than 20 Business Days). Whenever the Conversion Rate is increased, the Company shall mail to Securityholders and file with the Trustee and the Conversion Agent a notice of the increase. The Company shall mail the notice at least 15 days before the date the increased Conversion Rate takes effect. The notice shall state the increased Conversion Rate and the period it will be in effect.

     A voluntary increase of the Conversion Rate does not change or adjust the Conversion Rate otherwise in effect for purposes of Sections 10.06, 10.07 or 10.08.

     SECTION 10.13.  NOTICE OF CERTAIN TRANSACTIONS.  If:
                     ------------------------------

          (1) the Company takes any action that would require an adjustment in the Conversion Rate pursuant to Section 10.06, 10.07 or 10.08 (unless no adjustment is to occur pursuant to Section 10.10); or

          (2) the Company takes any action that would require a supplemental indenture pursuant to Section 10.14; or

          (3)  there is a liquidation or dissolution of the Company;

then the Company shall mail to Securityholders and file with the Trustee and the Conversion Agent a notice stating the proposed record date for a dividend or distribution of the proposed effective date of a subdivision, combination, reclassification, consolidation, merger, binding share exchange, transfer, liquidation or dissolution. The Company shall file and mail the notice at least 15 days before such date. Failure to file or mail the notice or any defect in it shall not affect the validity of the transaction.

     SECTION 10.14.  REORGANIZATION OF COMPANY; SPECIAL DISTRIBUTIONS.  If the
                     ------------------------------------------------
Company is a party to a transaction subject to Section 5.01 (other than a sale of all or substan tially all of the assets of the Company in a transaction in which the holders of Common Stock immediately prior to such transaction do not receive securities, cash or other assets of the Company or any other person) or a merger or binding share exchange which reclassifies or changes its outstanding Common Stock, the person obligated to deliver securities, cash or other assets upon conversion of Securities shall enter into a supplemental indenture. If the issuer of securities deliverable upon conversion of Securities is an Affiliate of the successor Company, that issuer shall join in the supplemental indenture.

     The supplemental indenture shall provide that the Holder of a Security may convert it into the kind and amount of securities, cash or other assets which such Holder would have received immediately after the consolidation, merger, binding share exchange or transfer if such Holder had converted the Security immediately before the effective date of the transaction, assuming (to the extent applicable) that such Holder (i) was not a constituent person or an Affiliate of a constituent person to such transaction; (ii) made no election with respect thereto; and (iii) was treated alike with the plurality of non-electing Holders. The supplemental indenture shall provide for adjustments which shall be as nearly equivalent as may be practical to the adjustments provided for in this Article X. The successor Company shall mail to Securityholders a notice briefly describing the supplemental indenture.

     If this Section 10.14 applies, neither Section 10.06 nor 10.07 shall apply.

     If the Company makes a distribution to all holders of its Common Stock of any of its assets, or debt securities or any rights, warrants or options to purchase securities of the Company that, but for the provisions of the last paragraph of Section 10.08, would otherwise result in an adjustment in the Conversion Rate pursuant to the provisions of Section 10.08, then, from and after the record date for determining the holders of Common Stock entitled to receive the distribution, a Holder of a Security that converts such Security in accordance with the provisions of this Indenture shall upon such conversion be entitled to receive, in addition to the shares of Common Stock into which the Security is convertible, the kind and amount of securities, cash or other assets comprising the distribution that such Holder would have received if such Holder had converted the Security immediately prior to the record date for determining the holders of Common Stock entitled to receive the distribution.

      SECTION 10.15.  COMPANY DETERMINATION FINAL.  Any determination that the
                      ---------------------------
Company or the Board of Directors must make pursuant to this Article X is conclusive.

     SECTION 10.16.  TRUSTEE'S ADJUSTMENT DISCLAIMER.  The Trustee has no duty
                     -------------------------------
to determine when an adjustment under this Article 10 should be made, how it should be made or what it should be. The Trustee has no duty to determine whether a supplemental indenture under Section 10.14 need be entered into or whether any provisions of any supplemental indenture are correct. The Trustee shall not be accountable for and makes no representation as to the validity or value of any securities or assets issued upon conversion of Securities. The Trustee shall not be responsible for the Company's failure to comply with this
Article X. Each Conversion Agent (other than the Company or an Affiliate of the Company) shall have the same protection under this Section 10.16 as the Trustee.

     SECTION 10.17.  SIMULTANEOUS ADJUSTMENTS.  If this Article X requires
                     ------------------------
adjustments to the Conversion Rate under more than one of Sections 10.06(4),
10.07 or 10.08, and the record dates for the distributions giving rise to such adjustments shall occur on the same date, then such adjustments shall be made by applying, first, the provisions of Section 10.06, second, the provisions of
Section 10.08 and, third, the provisions of Section 10.07.

     SECTION 10.18.  SUCCESSIVE ADJUSTMENTS.  After an adjustment to the
                     ----------------------
Conversion Rate under this Article X, any subsequent event requiring an adjustment under this Article X shall cause an adjustment to the Conversion Rate as so adjusted.


                                  ARTICLE XI.

                                 SUBORDINATION


      SECTION 11.01.  SECURITIES SUBORDINATE TO SENIOR INDEBTEDNESS.  The
                      ---------------------------------------------
Company covenants and agrees, and each Holder of a Security, by his acceptance thereof, likewise covenants and agrees, that, to the extent and in the manner hereinafter set forth in this Article XI, the indebtedness represented by the Securities and the payment of the Principal Amount, Issue Price, accrued Original Issue Discount, Redemption Price, cash in respect of Purchase Price, cash in respect of a conversion, Change in Control Purchase Price and interest, if any, in respect of each and all of the Securities are hereby expressly made subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness.

      SECTION 11.02.  PAYMENT OVER OF PROCEEDS UPON DISSOLUTION, ETC.  Upon any
                      -----------------------------------------------
distribution of assets of the Company in the event of

          (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to the Company or to its creditors, as such, or to its assets, or

          (b) any liquidation, dissolution or other winding up of the Company, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or

          (c) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of the Company,

then and in any such event the holders of Senior Indebtedness shall be entitled to receive

               (1) payment in full of all amounts due or to become due on or in respect of all Senior Indebtedness, or provision shall be made for such payment in money or money's worth, before the Holders of the Securities are entitled to re ceive any payment (other than Permitted Junior Securities) on account of the Principal Amount, Issue Price, accrued Original Issue Discount, Redemption Price, cash in respect of the Purchase Price, cash in respect of a conversion, Change in Control Purchase Price or interest, if any, in respect of the Securities, and

               (2) any payment or distribution of any kind or character, whether in cash, property or securities (other than Permitted Junior Securities), which may be payable or deliverable in respect of the Securities in any such case, proceeding, dissolution, liquidation or other winding up or event, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of the Company being subordinated to the payment of the Securities.

     In the event that, notwithstanding the foregoing provisions of this Section 11.02, the Trustee or the Holder of any Security shall have received any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities (other than Permitted Junior Securities), including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of the Company being subordinated to the payment of the Securities, before all Senior Indebtedness is paid in full or payment thereof provided for, and if such fact shall, at or prior to the time of such payment or distribution, have been made known to the Trustee or, as the case may be, such Holder, then in such event such payment or distribution shall be paid over or delivered forthwith to the trustee in bankruptcy, receiver, liquidating trustee, Custodian, assignee, agent or other Person making payment or distribution of assets of the Company for application to the payment of all Senior Indebtedness remaining unpaid, to the extent necessary to pay all Senior Indebtedness in full, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness.

     The consolidation of the Company with, or the merger of the Company into, another person or the liquidation or dissolution of the Company following the conveyance or transfer of its properties and assets substantially as an entirety to another person upon the terms and conditions set forth in Article V shall not be deemed a dissolution, winding up, liquidation, reorganization, assignment for the benefit of creditors or marshalling of assets and liabilities of the Company for the purposes of this Section 11.02 if the person formed by such consolidation or into which the Company is merged or the person which acquires by conveyance or transfer such properties and assets substantially as an entirety, as the case may be, shall as part of such consolidation, merger, conveyance or transfer, comply with the conditions set forth in Article V.

      SECTION 11.03.  PAYMENT PERMITTED IF NO DEFAULT.  Nothing contained in
                      -------------------------------
this Article XI or elsewhere in this Indenture or in any of the Securities shall prevent (a) the Company, at any time except during the pendency of any case, proceeding, dissolution, liquidation or other winding up, assignment for the benefit of creditors or other marshalling of assets and liabilities of the Company referred to in Section 11.02, from making the Conversion Payment or from making payments at any time of Principal Amount, Issue Price, accrued Original Issue Discount, Redemption Price, Purchase Price, Change in Control Purchase Price or interest, if any, as the case may be, in respect of the Securities, or
(b) the application by the Trustee of any money deposited with it hereunder to the Conversion Payment or payment of or on account of the Princi pal Amount, Issue Price, accrued Original Issue Discount, Redemption Price, Purchase Price, Change in Control Purchase Price or interest, if any, as the case may be, in respect of the Securities or the retention of such payment by the Holders of the

Securities, if, at the time of such application by the Trustee, the Trustee did not have actual knowledge that such payment would have been prohibited by the provisions of this Article XI.

      SECTION 11.04.  SUBROGATION TO RIGHTS OF HOLDERS OF SENIOR INDEBTEDNESS.
                      -------------------------------------------------------
Subject to payment in full of all Senior Indebtedness, the Holders of the Securities shall be subrogated to the extent of the payments or distributions made to the holders of such Senior Indebtedness pursuant to the provisions of this Article XI (equally and ratably with the holders of all indebtedness of the Company which by its express terms is subordinated to indebtedness of the Company to substantially the same extent as the Securities are subordinated and is entitled to like rights of subrogation) to the rights of the holders of such Senior Indebtedness to receive payments or distributions of cash, property and securities applicable to the Senior Indebtedness until the Principal Amount, Issue Price, accrued Original Issue Discount, Redemption Price, Purchase Price, Conversion Payment, Change in Control Purchase Price or interest, if any, as the case may be, in respect of the Securities shall be paid in full. For purposes of such subrogation, no payments or distributions to the holders of the Senior Indebtedness of any cash, property or securities to which the Holders of the Securities or the Trustee would be entitled except for the provisions of this
Article XI, and no payments over pursuant to the provisions of this Article XI to the holders of Senior Indebtedness by Holders of the Securities or the Trustee, shall, as among the Company, its creditors other than holders of Senior Indebtedness and the Holders of the Securities, be deemed to be a payment or distribution by the Company to or on account of the Senior Indebtedness.

      SECTION 11.05.  PROVISIONS SOLELY TO DEFINE RELATIVE RIGHTS.  The
                      -------------------------------------------
provisions of this Article XI are and are intended solely for the purpose of defining the relative rights of the Holders of the Securities, on the one hand, and the holders of Senior Indebtedness, on the other hand. Nothing contained in this Article XI or elsewhere in this Indenture or in the Securities is intended to or shall (a) impair, as among the Company, its creditors other than holders of Senior Indebtedness and the Holders of the Securities, the obligation of the Company, which is absolute and unconditional (and which, subject to the rights under this Article XI of the holders of Senior Indebtedness, is intended to rank equally with all other general obligations of the Company), to pay to the Holders of the Securities the Principal Amount, Issue Price, accrued Original Issue Discount, Redemption Price, Purchase Price, Conversion Payment, Change in Control Purchase Price or interest, if any, as the case may be, in respect of the Securities as and when the same shall become due and payable in accordance with the terms of the Securities and this Indenture; or (b) affect the relative rights against the Company of the Holders of the Securities and creditors of the Company other than the holders of Senior Indebtedness; or (c) prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article XI of the holders of Senior

Indebtedness to receive cash, property and securities otherwise payable or deliverable to the Trustee or such Holder.

      SECTION 11.06.  TRUSTEE TO EFFECTUATE SUBORDINATION.  Each Holder of a
                      -----------------------------------
Security by his acceptance thereof authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article XI and appoints the Trustee his attorney-in-fact for any and all such purposes.

      SECTION 11.07.  NO WAIVER OF SUBORDINATION PROVISIONS.  No right of any
                      -------------------------------------
present or future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any non-compliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

     Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Indebtedness may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders of the Securities, without incurring responsibility to the Holders of the Securities and without impairing or releasing the subordination provided in this Article XI or the obligations hereunder of the Holders of the Securities to the holders of Senior Indebtedness, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Senior Indebtedness, or otherwise amend or supplement in any manner Senior Indebtedness or any instrument evidencing the same or any agreement under which Senior Indebtedness is outstanding; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Indebtedness; (iii) release any Person liable in any manner for the collection of Senior Indebtedness; and (iv) exercise or refrain from exercising any rights against the Company and any other Person.

      SECTION 11.08.   RELIANCE ON JUDICIAL ORDER OR CERTIFICATE OF LIQUIDATING
                       --------------------------------------------------------
AGENT. Upon any payment or distribution of assets of the Company referred to in
-----
this Article XI, the Trustee and the Holders of the Securities shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding up or similar case or proceeding is pending, or a certificate of the Trustee in bankruptcy, liquidating trustee, Custodian, receiver, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders of Securities, for the purpose of ascertaining the persons entitled to participate in such payment or distribution, the holders of the Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article XI.

      SECTION 11.09.  TRUSTEE NOT FIDUCIARY FOR HOLDERS OF SENIOR INDEBTEDNESS.
                      --------------------------------------------------------
The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and shall not be liable to any such holders if it shall in good faith mistakenly pay over or distribute to Holders of Securities or to the Company or to any other person cash, property or securities to which any holders of Senior Indebtedness shall be entitled by virtue of this Article XI or otherwise. The Trustee shall not be charged with knowledge of the existence of Senior Indebtedness or of any facts that would prohibit any payment hereunder or that would permit the resumption of any such payment unless a Responsible Officer of the Trustee shall have received notice to that effect at the address of the Trustee set forth in Section 13.02. With respect to the holders of Senior Indebtedness, the Trustee undertakes to perform or to observe only such of its covenants or obligations as are specifically set forth in this Article XI and no implied covenants or obligations with respect to holders of Senior Indebtedness shall be read into this Indenture against the Trustee.

      SECTION 11.10.  RIGHTS OF TRUSTEE AS HOLDERS OF SENIOR INDEBTEDNESS;
                      ----------------------------------------------------
PRESERVATION OF TRUSTEE'S RIGHTS.  The Trustee in its individual capacity shall
--------------------------------
be entitled to all the rights set forth in this Article XI with respect to any Senior Indebtedness which may at any time be held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

     Nothing in this Article XI shall apply to claims of, or payments to, the Trustee under or pursuant to Section 7.07.

      SECTION 11.11.  ARTICLE XI APPLICABLE TO PAYING AGENTS.  In case at any
                      --------------------------------------
time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article XI shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article XI in addition to or in place of the Trustee; provided, however, that Sections 11.09
                                        --------  -------
and 11.11 shall not apply to the Company or any Affiliate of the Company if it or such Affiliate acts as Paying Agent.

                                  ARTICLE XII.

                          SPECIAL TAX EVENT CONVERSION


      SECTION 12.01.   OPTIONAL CONVERSION TO SEMIANNUAL COUPON NOTE UPON TAX
                       ------------------------------------------------------
EVENT. From and after the date (the "Tax Event Date") of the occurrence of a Tax
-----                                --------------
Event, at the option of the Company, interest in lieu of future Original Issue Discount shall accrue at 3.125% per annum on a principal amount per Security (the "Restated Principal Amount") equal to the Issue Price plus Original Issue
      -------------------------
Discount accrued to the date immediately prior to the Tax Event Date or the date on which the Company exercises the option described herein, whichever is later (such date, the "Option Exercise Date"). Such interest shall accrue from the
                 --------------------
Option Exercise Date and shall be payable semiannually on April 14 and October 14 of each year (each an "Interest Payment Date") to holders of record at the
                          ---------------------
close of business on March 30 or September 29 (each a "Regular Record Date")
                                                       -------------------
immediately preceding such Interest Payment Date. Interest will be computed on the basis of a 360-day year comprised of twelve 30-day months and will accrue from the most recent date on which interest has been paid or, if no interest has been paid, from the Option Exercise Date. Within 15 days of the occurrence of a Tax Event, the Company shall mail a written notice of such Tax Event by first-class mail to the Trustee.

      SECTION 12.02.  PAYMENT OF INTEREST; INTEREST RIGHTS PRESERVED.
                      ----------------------------------------------

          (a) Interest on any Security that is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the person in whose name that Security is registered at the close of business on the Regular Record Date for such interest at the office or agency of the Company maintained for such purpose. Each installment of interest on any Security shall be paid in same-day funds by transfer to an account maintained by the payee located inside the United States. In the case of a permanent global Security, interest payable on any Interest Payment Date will be paid to the Depositary, Euroclear and/or CEDEL, as the case may be, with respect to that portion of such permanent global Security held for its account by Cede & Co. or the London office of a depositary, as the case may be, for the purpose of permitting such party to credit the interest received by it in respect of such permanent global Security to the accounts of the beneficial owners thereof.

          (b) Except as otherwise specified with respect to the Securities, any interest on any Security that is payable, but is not punctually paid or duly provided for, within 30 days following on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the
        ------------------
registered Holder thereof on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, as its election in each case, as provided in clause (1) or (2) below:

          (1) The Company may elect to make payment of any Defaulted Interest to the per sons in whose names the Securities are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date of the proposed payment (which shall not be less than 20 days after such notice is received by the Trustee), and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit on or prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than ID days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Securities at his address as it appears on the list of Securityholders maintained pursuant to Section 2.05 not less than 10 days prior to such Special Record Date. The Trustee may, in its discretion, in the name and at the expense of the Company, cause a similar notice to be published at least once in an Authorized Newspaper in each place of payment, but such publications shall not be a condition precedent to the establishment of such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the persons in whose names the Securities are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (2).

          (2) The Company may make payment of any Defaulted Interest on the Securities in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

     Subject to the foregoing provisions of this Section and Section 2.06, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.


                                 ARTICLE XIII.

                                 MISCELLANEOUS

     SECTION 13.01.   TRUST INDENTURE ACT CONTROLS.  If any provision of this
                      ----------------------------
Indenture limits, qualifies or conflicts with another provision which is required to be included in this Indenture by the TIA, the provision required by the TIA shall control.

     SECTION 13.02.  NOTICES.  Any notice or communication shall be in writing
                     -------
and delivered in person or mailed by first-class mail, postage prepaid, addressed as follows:

if to the Company:

     Hewlett-Packard Company
     3000 Hanover Street
     Palo Alto, CA  94304
     Telephone:     (650) 857-1501
     Attention:     Treasurer

if to the Trustee:

     Chase Trust Company of California
     101 California Street
     Suite 2725
     San Francisco, CA  94111
     Telephone:     (415) 954-9525
     Attention:     Corporate Trust Department

     The Company or the Trustee by notice to the other may designate additional or different addresses for subsequent notices or communications.

     Any notice or communication given to a Securityholder shall be mailed by first-class mail to the Securityholder at the Securityholder's address as it appears on the registration books of the Registrar and shall be sufficiently given if so mailed within the time prescribed.

     Failure to mail a notice or communication to a Securityholder or any defect in it shall not affect its sufficiency with respect to other Securityholders.
If a notice or communication is mailed in the manner provided above, it is duly given, whether or not received by the addressee.

     If the Company mails a notice or communication to the Securityholders, it shall mail a copy to the Trustee and each Registrar, Paying Agent, Conversion Agent or co-registrar.

     SECTION 13.03.   COMMUNICATION BY HOLDERS WITH OTHER HOLDERS.
                      -------------------------------------------
Securityholders may communicate pursuant to TIA Section 312(b) with other Securityholders with respect to their rights under this Indenture or the Securities. The Company, the Trustee, the Registrar, the Paying Agent, the Conversion Agent and anyone else shall have the protection of TIA Section 312(c).

     SECTION 13.04.  CERTIFICATE AND OPINION AS TO CONDITIONS PRECEDENT.  Upon
                     --------------------------------------------------
any request or application by the Company to the Trustee to take any action under this Indenture, the Trustee may require the Company to furnish either or both of the following:

          (1) an Officer's Certificate stating that, in the opinion of the principal signer thereof, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and

          (2) an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

     SECTION 13.05.  STATEMENTS REQUIRED IN CERTIFICATE OR OPINION.  Each
                     ---------------------------------------------
Officer's Certificate or Opinion of Counsel with respect to compliance with a covenant or condition provided for in this Indenture shall include:

          (1) a statement that the signer of such Officer's Certificate or Opinion of Counsel has read such covenant or condition;

          (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such Officer's Certificate or Opinion of Counsel are based;

          (3) a statement that, in the opinion of the signer, he or she has made such examination or investigation as is necessary to enable such person to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (4) a statement that, in the opinion of such person, such covenant or condition has been complied with.

     SECTION 13.06. SEPARABILITY CLAUSE.  In case any provision in this
                    -------------------
Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     SECTION 13.07. RULES BY TRUSTEE, PAYING AGENT, CONVERSION AGENT AND
                    ----------------------------------------------------
REGISTRAR. The Trustee may make reasonable rules for action by or a meeting of
---------
the Securityholders. The Registrar, Conversion Agent and the Paying Agent may make reasonable rules for their functions.

     SECTION 13.08. LEGAL HOLIDAY.  A "Legal Holiday" is any day other than a
                    -------------      -------------
Business Day. If any specified date (including a date for giving notice) is a Legal Holiday, the action shall be taken on the next succeeding day that is not a Legal Holiday, and to the extent applicable no Original Issue Discount or interest, if any, shall accrue for the intervening period.

     SECTION 13.09.  GOVERNING LAW.  THIS INDENTURE AND THE SECURITIES SHALL BE
                     -------------
GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

     SECTION 13.10.  NO RECOURSE AGAINST OTHERS.  A director, officer, employee
                     --------------------------
or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Securities or this Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Security, each Securityholder shall waive and release all such liability. The waiver and release shall be part of the consideration for the issue of the Securities.

     SECTION 13.11.  SUCCESSORS.  All agreements of the Company in this
                     ----------
Indenture and the Securities shall bind its successor. All agreements of the Trustee in this Indenture shall bind its successor.

     SECTION 13.12.   MULTIPLE ORIGINALS.  The parties may sign any number of
                      ------------------
copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. One signed copy is enough to prove this Indenture.

     SECTION 13.13. REGISTRATION RIGHTS.  Certain Holders of Securities may be
                    -------------------
entitled to certain registration rights with respect to such Securities pursuant to, and subject to the terms of, the Registration Rights Agreement.

     SECTION 13.14. SECTION REFERENCES.  All section references herein are to
                    ------------------
sections of this Indenture unless specified otherwise.

                                   SIGNATURES

     IN WITNESS WHEREOF, the undersigned, being duly authorized, have executed this Indenture on behalf of the respective parties hereto as of the date first above written.


                              HEWLETT-PACKARD COMPANY



                              By
                                 --------------------------------
                                  Title:


                              CHASE TRUST COMPANY OF CALIFORNIA



                              By
                                 --------------------------------
                                  Title:

                                  EXHIBIT A-1

                              FORM OF FACE OF LYON

                     LIQUID YIELD OPTION/TM/ NOTE DUE 2017
                          (ZERO COUPON--SUBORDINATED)


     FOR PURPOSES OF SECTIONS 1273 AND 1275 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, THE AMOUNT OF ORIGINAL ISSUE DISCOUNT WITH RESPECT TO EACH $1,000 OF PRINCIPAL AMOUNT OF THIS SECURITY IS $462.15, THE ISSUE DATE IS OCTOBER 14, 1997, AND THE YIELD TO STATED MATURITY IS 3.125% PER ANNUM (COMPUTED ON A SEMIANNUAL BOND EQUIVALENT BASIS).

     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF
THE DEPOSITORY TRUST COMPANY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY OR SUCH OTHER REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO.), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN./1/

     TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF CEDE & CO., OR TO A SUCCESSOR THEREOF, OR SUCH SUCCESSOR'S NOMINEE, AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN
ARTICLE II OF THE INDENTURE REFERRED TO ON THE REVERSE HEREOF./1/

     THIS SECURITY AND THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION OF THIS SECURITY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY, THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION OF THIS SECURITY NOR ANY INTEREST OR

-----------------------
/1/ This paragraph should be included only if the Security is a Global Security deposited with the DTC.

                                     A-1-1

PARTICIPATION HEREIN OR THEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANS FERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION./2/

     THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE"), WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS LYON (OR ANY PREDECESSOR OR SUCCESSOR OF SUCH SECURITY) ONLY (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF,
(B) FOR SO LONG AS THE LYONs ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHICH NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (C) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (A)(1), (2), (3) OR (7) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL "ACCREDITED INVESTOR," FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, (D) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (E) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGIS TRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER, PURSUANT TO CLAUSE (C), (E) OR
(F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFI CATION AND/OR OTHER INFORMATION SATISFACTORY TO THE COMPANY, AND IN EACH OF THE FOREGOING CASES, A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS SECURITY IS COMPLETED AND DELIV ERED BY THE TRANSFEROR TO THE TRUSTEE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE./2/

-----------------------
/2/ This paragraph should be included only if the Security is a Transfer Restricted Security.

                                     A-1-2

                            HEWLETT-PACKARD COMPANY

                     LIQUID YIELD OPTION/TM/ NOTE DUE 2017
                          (ZERO COUPON--SUBORDINATED)

No.

Issue Date:                                   CUSIP No.
Issue Price:                    $
Original Issue Discount:        $
(for each $1,000 Principal amount)

     Hewlett-Packard Company, a California corporation, promises to pay to _____________, or registered assigns, the Principal Amount of_____________
_________ Dollars on October 14, 2017.

     This Security shall not bear interest except as specified on the other side of this Security. Original Issue Discount will accrue as specified on the other side of this Security. This Security is convertible as specified on the other side of this Security. All capitalized terms used herein without definition shall have the respective meanings assigned thereto in the Indenture referred to on the other side of this Security.

     Additional provisions of this Security are set forth on the other side of this Security.


                                     A-1-3

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

                                HEWLETT-PACKARD COMPANY



                                By:  ______________________________
                                     Title:

ATTEST:



___________________________________


Date:  ________________________

TRUSTEE'S CERTIFICATE OF
   AUTHENTICATION


CHASE TRUST COMPANY OF CALIFORNIA,
as Trustee, certifies that this Security is one of the Securities referred to in the within-mentioned Indenture.



By:  __________________________________
     Authorized Signatory


                                     A-1-4

                         [FORM OF REVERSE SIDE OF NOTE]

                     LIQUID YIELD OPTION/TM/ NOTE DUE 2017
                          (ZERO COUPON--SUBORDINATED)


1.   INTEREST
     --------

     This Security shall not bear interest except as specified in this paragraph or in paragraph 9 hereof. If the Principal Amount hereof or any portion of such Principal Amount is not paid when due (whether upon acceleration pursuant to Section 6.02 of the Indenture, upon the date set for payment of the Redemption Price pursuant to paragraph 5 hereof, upon the date set for payment of a Purchase Price or Change in Control Purchase Price pursuant to paragraph 6 hereof, upon the date set for a Conversion Payment pursuant to paragraph 8 hereof or upon the Stated Maturity of this Security) or if shares of Common Stock (and cash in lieu of fractional shares) or cash in lieu thereof in respect of a conversion of this Security in accordance with the terms of Article X of the Indenture is not delivered when due, then in each such case the overdue amount shall bear interest at the rate of 3.125% per annum, compounded semiannually (to the extent that the payment of such interest shall be legally enforceable), which interest shall accrue from the date such overdue amount was due to the date payment of such amount, including interest thereon, has been made or duly provided for. All such interest shall be payable on demand.

     Original Issue Discount (the difference between the Issue Price and the Principal Amount of the Security), in the period during which a Security remains outstanding, shall accrue at 3.125% per annum, on a semiannual bond equivalent basis using a 360-day year composed of twelve 30-day months, commencing on the Issue Date of this Security, and cease to accrue on the earlier of (a) the date on which the Principal Amount at Stated Maturity hereof or any portion of such Principal Amount at Stated Maturity becomes due and payable and (b) any Redemption Date, Conversion Date, Change in Control Purchase Date, Purchase Date or other date on which such Original Issue Discount (or, if such Securities have been converted to semiannual coupon notes following the occurrence of a Tax Event, interest on such notes) shall cease to accrue in accordance with Section
2.08 of the Indenture.

2.   METHOD OF PAYMENT
     -----------------

    Subject to the terms and conditions of the Indenture, Hewlett-Packard Company (the "Company") will make payments in respect of the Securities to the persons who are registered Holders of Securities at the close of business on the Business Day preceding the Redemption Date or Stated Maturity, as the case may be, or at the close of business on a Purchase Date, Change in Control Purchase Date or Conversion Date, as the case may be. Holders must surrender Securities to a Paying Agent to collect such payments in respect of the Securities. The Company will pay cash amounts in money of The United States of America that at the time of payment is legal tender for payment of public and private debts. However, the Company may make such cash payments in respect of a certificated Security, if applicable, by check payable in such money.


                                     A-1-5

3.   PAYING AGENT, CONVERSION AGENT AND REGISTRAR
     --------------------------------------------

     Initially, Chase Trust Company of California, as trustee (the "Trustee"), will act as Paying Agent, Conversion Agent and Registrar. The Company may appoint and change any Paying Agent, Conversion Agent, Registrar or co-registrar, upon notice to the Trustee and the Holders. The Company or any of its subsidiaries or any of their Affiliates may act as Paying Agent, Conversion Agent, Registrar or co-registrar.

4.   INDENTURE
     ---------

     The Company issued the Securities under an Indenture, dated as of October 14, 1997 (the "Indenture"), between the Company and the Trustee. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended by the Trust Indenture Reform Act of 1990, and, as in effect on the date of the Indenture (the "TIA"), except as provided in Section 9.03 of the Indenture. Capitalized terms used herein or on the face hereof and not defined herein have the meanings ascribed thereto in the Indenture. The Securities are subject to all such terms, and Holders are referred to the Indenture and the TIA for a statement of those terms.

     The Securities are general, unsecured obligations of the Company limited to the aggregate Principal Amount at Stated Maturity specified in Section 2.02 of the Indenture (subject to Section 2.07 of the Indenture). The Indenture does not limit other indebtedness of the Company, secured or unsecured, including Senior Indebtedness.

5.   REDEMPTION AT THE OPTION OF THE COMPANY
     ---------------------------------------

     No sinking fund is provided for the Securities. The Securities are redeemable as a whole, or from time to time in part, at any time at the option of the Company at the Redemption Prices set forth below, provided, that the
                                                         --------
Securities are not redeemable prior to October 14, 2000.

     The table below shows the Redemption Prices of a Security per $1,000 Principal Amount on the dates shown below and at Stated Maturity, which prices reflect the accrued Original Issue Discount calculated to each such date. The Redemption Price of a Security redeemed between such dates would include an additional amount reflecting the additional Original Issue Discount accrued from, and including, the next preceding date in the table to, but excluding, the actual Redemption Date.



                                     A-1-6

                                                        REDEMPTION
 REDEMPTION DATE                                          PRICE
------------------                                      ----------

October 14, 2000....................................     $  590.29
October 14, 2001....................................        608.88
October 14, 2002....................................        628.05
October 14 ,2003....................................        647.83
October 14, 2004....................................        668.24
October 14, 2005....................................        689.28
October 14, 2006....................................        710.99
October 14, 2007....................................        733.38
October 14, 2008....................................        756.48
October 14, 2009....................................        780.31
October 14, 2010....................................        804.88
October 14, 2011....................................        830.23
October 14, 2012....................................        856.38
October 14, 2013....................................        883.35
October 14, 2014....................................        911.17
October 14, 2015....................................        939.87
October 14, 2016....................................        969.47

At maturity.........................................      1,000.00

     If converted to a semiannual coupon note following the occurrence of a Tax Event, this Security will be redeemable at the Restated Principal Amount plus interest accrued and unpaid from, and including, the date of such conversion to, but excluding, the Redemption Date; but in no event will this Security be redeemable before October 14, 2000.

6.   PURCHASE BY THE COMPANY AT THE OPTION OF THE HOLDER
     ---------------------------------------------------

     Subject to the terms and conditions of the Indenture, the Company shall become obligated to purchase, at the option of the Holder, the Securities held by such Holder on October 14, 2000, the Purchase Date, at $590.29, the Purchase Price per $1,000 Principal Amount at Stated Maturity of such Securities, upon delivery of a Purchase Notice containing the information set forth in the Indenture, at any time from the opening of business on the date that is 20 Business Days preceding the Purchase Date until the close of business on the Purchase Date and upon delivery of the Securities to the Paying Agent by the Holder as set forth in the Indenture. Such Purchase Price may be paid, at the option of the Company, in cash or by the issuance and delivery of shares of Common Stock of the Company, or in any combination thereof.

     If prior to a Purchase Date this Security has been converted to a semiannual coupon note following the occurrence of a Tax Event, the Purchase Price will be equal to the Restated Principal Amount plus accrued and unpaid interest from, and including, the date of conversion to, but excluding, the Purchase Date.


                                     A-1-7

     Subject to the terms and conditions of the Indenture, if any Change in Control occurs on or prior to October 14, 2000, the Company shall, at the option of the Holder, purchase all Securities for which a Change in Control Purchase Notice shall have been delivered as provided in the Indenture and not withdrawn, on the date that is 35 Business Days after the occurrence of such Change in Control, for a Change in Control Purchase Price equal to the Issue Price, plus accrued Original Issue Discount to, but excluding, the Change in Control Purchase Date, which Change in Control Purchase Price shall be paid in cash. If prior to a Change in Control Purchase Date this Security has been converted to a semiannual coupon note following the occurrence of a Tax Event, the Change in Control Purchase Price shall be equal to the Restated Principal Amount plus accrued interest from, and including, the date of conversion to, but excluding,, the Change in Control Purchase Date.

     Holders have the right to withdraw any Purchase Notice or Change in Control Purchase Notice, as the case may be, by delivering to the Paying Agent a written notice of withdrawal in accordance with the provisions of the Indenture prior to the close of business on the Purchase Date or Change in Control Purchase Date, as the case may be.

     If cash sufficient to pay the Purchase Price or Change in Control Purchase Price of all Securities or portions thereof to be purchased as of the Purchase Date or the Change in Control Purchase Date, as the case may be, is deposited with the Paying Agent on the Business Day following the Purchase Date or the Change in Control Purchase Date, as the case may be, Original Issue Discount (or interest upon conversion to semiannual coupon notes following the occurrence of a Tax Event) ceases to accrue on such Securities (or portions thereof) on and after such date, and the Holders thereof shall have no other rights as such (other than the right to receive the Purchase Price or Change in Control Purchase Price, as the case may be, upon surrender of such Security).

7.   NOTICE OF REDEMPTION
     --------------------

     Notice of redemption will be mailed at least 15 days but not more than 60 days before the Redemption Date to each Holder of Securities to be redeemed at the Holder's registered address. If money sufficient to pay the Redemption Price of all Securities (or portions thereof) to be redeemed on the Redemption Date is deposited with the Paying Agent prior to or on the Redemption Date, on and after such date Original Issue Discount ceases to accrue on such Securities or portions thereof. Securities or portions of them selected for redemption will be in $1,000 Principal Amounts at Stated Maturity or in integral multiples thereof.

8.   CONVERSION
     ----------

     Subject to the next two succeeding sentences, a Holder of a Security may convert it into Common Stock of the Company at any time before the close of business on October 14, 2017; provided, however, that if a Security is called
                              --------  -------
for redemption, the Holder may convert it at any time before the close of business on the Redemption Date. The number of shares of Common Stock to be delivered upon conversion of a Security into Common Stock per $1,000 of Principal


                                     A-1-8

Amount shall be equal to the Conversion Rate. A Security in respect of which a Holder has delivered a Purchase Notice or Change in Control Purchase Notice exercising the option of such Holder to require the Company to purchase such Security may be converted only if the notice of exercise is withdrawn in accordance with the terms of the Indenture.

    The initial Conversion Rate is 5.430 shares of Common Stock per $1,000 Principal Amount, subject to adjustment in certain events described in the Indenture. The Company will deliver cash or a check in lieu of any fractional share of Common Stock.

     The Holders' right to convert Securities into shares of Common Stock is subject to the Company's right to elect to instead pay such Holder the amount of cash set forth in the next succeeding sentence in lieu of delivering such shares of Common Stock; provided, however, that if such payment of cash is not
                 --------  -------
permitted pursuant to the provisions of the Indenture or the provisions of any other agreement or instrument to which the Company is a party or by which it is bound or otherwise, the Company shall deliver shares of Common Stock (and cash in lieu of fractional shares of Common Stock) in accordance with Article X of the Indenture, whether or not the Company has delivered a notice pursuant to
Section 10.02 to the effect that the Securities will be paid in cash.   The
amount of cash to be paid for each $1,000 Principal Amount of a Security shall be equal to the Sale Price of a share of Common Stock on the Trading Day immediately prior to the related Conversion Date multiplied by the Conversion Rate in effect on such Trading Day.

     The Company shall not pay cash in lieu of delivering shares of Common Stock upon the conversion of any Security pursuant to the terms of Article X of the Indenture (other than cash in lieu of fractional shares) if there has occurred (prior to, on or after, as the case may be, the Conversion Date or the date on which the Company delivers its notice of whether each Security shall be converted into shares of Common Stock or cash) and is continuing an Event of Default (other than a default in such payment on such Securities), provided,
                                                                   --------
however, that this sentence shall not apply in the event that an Event of
-------
Default occurs after such cash is paid.

     In the event the Company exercises its option pursuant to Section 12.01 of the Indenture to have interest in lieu of Original Issue Discount accrue on the Security following a Tax Event, the Holder will be entitled on conversion to receive the same number of shares of Common Stock such Holder would have received if the Company had not exercised such option. If the Company exercises such option, Securities surrendered for conversion during the period from the close of business on any Regular Record Date next preceding any Interest Payment Date to the opening of business of such Interest Payment Date (except Securities to be redeemed on a date within such period) must be accompanied by payment of an amount equal to the interest thereon that the registered Holder is to receive. Except where Securities surrendered for conversion must be accompanied by payment as described above, no interest on converted Securities will be payable by the Company on any Interest Payment Date subsequent to the date of conversion.

     To convert a Security a Holder must (i) complete and manually sign the conversion notice on the back of the Security (or complete and manually sign a facsimile of such notice) and deliver such notice to the Conversion Agent (or the office or agency referred to in Section 4.05 of the


                                     A-1-9

Indenture) or, if applicable, complete and deliver to The Depository Trust Company ("DTC" or the "Depositary," which term includes any successor thereto) the appropriate instruc tion form for conversion pursuant to the Depositary's book entry conversion program, (ii) surrender the Security to a Conversion Agent by physical or book entry delivery (which is not necessary in the case of conversion pursuant to the Depositary's book entry conversion program), (iii) furnish appropriate endorsements and transfer documents if required by the Conversion Agent, the Company or the Trustee and (iv) pay any transfer or similar tax, if re quired. Book entry delivery of a Security to the Conversion Agent may be made by any financial institution that is a participant in the Depositary; conversion through the Depositary's book entry conversion program is available for any security that is held in an account maintained at the Depositary by any such participant.

    A Holder may convert a portion of a Security if the Principal Amount of such portion is $1,000 or an integral multiple of $1,000. No payment or adjustment will be made for dividends on the Common Stock, except as provided in the Indenture. On conversion of a Security, that portion of accrued Original Issue Discount (or interest, if the Company has exercised its option provided for in paragraph 9 hereof) attributable to the period from the Issue Date (or, if the Company has exercised the option referred to in paragraph 9 hereof, the later of
(x) the date of such exercise and (y) the date on which interest was last paid) to the Conversion Date with respect to the converted Security shall not be cancelled, extinguished or forfeited, but rather shall be deemed paid in full to the Holder thereof through the delivery of the Common Stock in exchange for the Security being converted pursuant to the terms hereof.

    The Conversion Rate will be adjusted for (i) dividends or distributions on Common Stock payable in Common Stock or other Capital Stock, (ii) certain subdivisions, combinations or reclassifications of Common Stock, (iii) distributions to all holders of Common Stock of certain rights, warrants, or options to purchase Common Stock for a period expiring within 60 days at a price per share less than the Sale Price at the Time of Determination and (iv) distributions to such holders of assets or debt securities of the Company or certain rights, warrants or options to purchase securities of the Company (excluding certain cash dividends or other cash distribu tions). However, no adjustment need be made if Holders may participate in the transaction or in certain other cases. The Company from time to time may voluntarily increase the Conversion Rate.

    If the Company is a party to a consolidation, merger or binding share exchange of the type specified in the Indenture, or certain transfers of all or substantially all of its assets to another person, or in certain other circumstances described in the Indenture, the right to convert a Security into Common Stock may be changed into a right to convert it into securities, cash or other assets of the Company or another person.

9.   TAX EVENT.
     ---------

     (a) From and after the date (the "Tax Event Date") of the occurrence of a Tax Event, at the option of the Company, interest in lieu of future Original Issue Discount shall accrue at 3.125% per annum on a principal amount per Security (the "Restated Principal Amount") equal to the Issue Price plus Original Issue Discount accrued to the date immediately prior to the Tax


                                    A-1-10

Event Date and shall be payable semiannually on April 14 and October 14 of each year (each an "Interest Payment Date") to holders of record at the close of business on March 30 or September 29 (each a "Regular Record Date") immediately preceding such Interest Payment Date. Interest will be computed on the basis of a 360-day year comprised of twelve 30-day months and will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the Tax Event Date.

     (b) Interest on any Security that is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the person in whose name that Security is registered at the close of business on the Regular Record Date for such interest at the office or agency of the Company maintained for such purpose. Each installment of interest on any Security shall be paid in same-day funds by transfer to an account maintained by the payee located inside the United States. In the case of a permanent global Security, interest payable on any Interest Payment Date will be paid to the Depositary, Euroclear and/or Cedel, as the case may be, with respect to that portion of such permanent global Security held for its account by Cede & Co. or the London office of a depositary, as the case may be, for the purpose of permitting such party to credit the interest received by it in respect of such permanent global Security to the accounts of the beneficial owners thereof.

     (c) Except as otherwise specified with respect to the Securities, any interest on any Security that is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the registered Holder thereof on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company as provided for in Section 12.02
(b) of the Indenture.

10.  CONVERSION ARRANGEMENT ON CALL FOR REDEMPTION
     ---------------------------------------------

     Any Securities called for redemption, unless surrendered for conversion before the Redemption Date, may be deemed to be purchased from the Holders of such Securities at an amount not less than the Redemption Price, by one or more investment bankers or other purchasers who may agree with the Company to purchase such Securities from the Holders and to make payment for such Securities to the Trustee in trust for such Holders.

11.  DENOMINATIONS; TRANSFER; EXCHANGE
     ---------------------------------

     The Securities are in fully registered form, without coupons, in minimum denominations of $1,000 Principal Amount at Stated Maturity or in integral multiples thereof. A Holder may transfer or exchange Securities in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not transfer or exchange any Securities selected for redemption (except, in the case of a Security to be redeemed in part, the portion of the Security not to be redeemed) or any Securities in respect of which a Purchase Notice or Change in Control Purchase Notice has been given and not


                                    A-1-11
withdrawn (except, in the case of a Security to be purchased in part, the portion of the Security not to be purchased) or any Securities for a period of 15 days before a selection of Securities to be redeemed.

12.  PERSONS DEEMED OWNERS
     ---------------------

     The registered Holder of this Security may be treated as the owner of this Security for all purposes.

13.  UNCLAIMED MONEY OR SECURITIES
     -----------------------------

     The Trustee and the Paying Agent shall return to the Company any money or securities held by them for the payment of any amount with respect to the Securities that remains unclaimed for two years, provided, however, that at the
                                                 --------  -------
Company's request prior to such two year anniversary, the Trustee or such Paying Agent, before being required to make any such return, shall at the expense of the Company cause to be published once in The Wall Street Journal or another
                                          -----------------------
newspaper of national circulation or mail to each such Holder notice that such money or securities remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication or mailing, any unclaimed money or securities then remaining will be returned to the Company. After return to the Company, Holders entitled to the money or securities must look to the Company for payment as general creditors unless an applicable abandoned property law designates another person, and the Trustee and the Paying Agent shall have no further liability with respect to such money or securities for that period commencing after the return thereof.

14.  AMENDMENT; WAIVER
     -----------------

     Subject to certain exceptions set forth in the Indenture, (i) the Indenture or the Securities may be amended with the written consent of the Holders of at least a majority in aggregate Principal Amount of the Securities at the time outstanding and (ii) certain defaults or noncompliance with certain provisions may be waived with the written consent of the Holders of a majority in aggregate Principal Amount of the Securities at the time outstanding. Subject to certain exceptions set forth in the Indenture, without the consent of any Holder, the Company and the Trustee may, among other things, amend the Indenture or the Securities to cure any ambiguity, defect or inconsistency, or to comply with
Article V or Section 10.14 of the Indenture or to make any change that does not materially adversely affect the rights of any Holder.

15.  DEFAULTS AND REMEDIES
     ---------------------

    Under the Indenture, Events of Default include (i) after exercise by the Company of its option pursuant to Section 12.01 of the Indenture following a Tax Event, default in the payment of interest that continues for a period of 31 days; (ii) default in payment of the Principal Amount, Issue Price, accrued Original Issue Discount, Redemption Price, Purchase Price or Change in Control Purchase Price, as the case may be, in respect of the Securities when the same becomes


                                    A-1-12
due and payable; (iii) failure either to deliver shares of Common Stock or pay cash in lieu thereof (together with cash in lieu of fractional shares) in accordance with the terms of the Indenture when such Common Stock or cash is required to be delivered following conversion of a Security and such failure is not remedied for a period of 10 days; (iv) failure by the Company to comply with other agreements in the Indenture or the Securities, subject to notice and lapse of time; or (v) certain events of bankruptcy or insolvency. If an Event of Default occurs and is continuing, the Trustee, or the Holders of at least 25% in aggregate Principal Amount of the Securities at the time outstanding, may declare all the Securities to be due and payable immediately. Certain events of bankruptcy or insolvency are Events of Default that will result in the Securities becoming due and payable immediately upon the occurrence of such Events of Default.

    Holders may not enforce the Indenture or the Securities, except as provided in the Indenture. The Trustee may refuse to enforce the Indenture or the Securities unless it receives reasonable indemnity or security. Subject to certain limitations, Holders of a majority in aggregate Principal Amount of the Securities at the time outstanding may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders notice of any continuing Default (except a Default in payment of amounts specified in clause (i) or (ii) in the immediately preceding paragraphs) if it determines that withholding notice is in their interests.

16.  TRUSTEE DEALINGS WITH THE COMPANY
     ---------------------------------

     Subject to certain limitations imposed by the TIA, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with and collect obligations owed to it by the Company or its Affiliates and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee.

17.  NO RECOURSE AGAINST OTHERS
     --------------------------

     A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Security, each Holder waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

18.  SUBORDINATION
     -------------

     Indebtedness evidenced by the LYONs will be subordinated in right of payment as set forth in the Indenture, to the prior payment in full of all existing and future Senior Indebtedness (as defined in the Indenture). There is no restriction under the Indenture on the Company's incurring additional indebtedness, including Senior Indebtedness. The Company agrees, and each Holder by accepting a Security consents and agrees, to the subordination provided in the Indenture and authorizes the Trustee to give it effect and appoints the Trustee as attorney-in-fact for such purpose.


                                    A-1-13

19.  AUTHENTICATION
     --------------

     This Security shall not be valid until an authorized signatory of the Trustee manually signs the Certificate of Authentication on the other side of this Security.

20.  ABBREVIATIONS
     -------------

     Customary abbreviations may be used in the name of a Holder or an assignee, such as TEN COM (=tenants in common), TEN ENT (=tenants by the entireties), JT TEN (=joint tenants with right of survivorship and not as tenants in common) and CUST (=custodian), and UNIF TRANS MIN ACT (=Uniform Transfers to Minors Act).

21.  GOVERNING LAW
     -------------

     THE INDENTURE AND THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

22.  ADDITIONAL RIGHTS OF HOLDERS OF TRANSFER RESTRICTED SECURITIES/3/

     In addition to the rights provided to Holders of Securities under the Indenture, Holders of Securities shall have all the rights set forth in the Registration Rights Agreement.

                            _______________________



---------------------------
/3/  This paragraph shall be included only for Transfer Restricted Securities.

                                    A-1-14

                        ASSIGNMENT FORM                                                 CONVERSION NOTICE
To assign this Security, fill in the form below:                    To convert this Security into Common Stock of the Company, check the box:  [_]
I or we assign and transfer this Security to:

                                                                  To convert only part of this Security, state the Principal
----------------------------------------------------------------  amount to be converted (which must be $1,000 or an integral
          (Insert assignee's soc. sec. or tax ID no.)             multiple of $1,000:



                                                                  If you want the stock certificate made out in another
----------------------------------------------------------------  person's name, fill in the form below:
     (Print or type assignee's name, address and zip code)


and irrevocably appoint                      agent to transfer
                        ---------------------
this Security on the books of the Company.  The agent may
substitute another to act for him.



                                                         (Insert person's soc.
          EXCHANGE FORM                                   sec. or tax ID no.)

To exchange its beneficial
interest in Global Security                             ______________________________
held by the Depositary for a
Security or Securities in                               ______________________________
definitive, registered form of
authorized denominations and an                         ______________________________
aggregate principal amount equal
to its beneficial interest in                           ______________________________
such Global Security, a Holder                          (Print or type person's name,
should check the box: [_]                               address and zip code)


_________________________________________________________________

Date:_________________ Your Signature:_________________________*

_________________________________________________________________
(Sign exactly as your name appears on the other side of this Security)


* Your signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.


                                    A-1-15

                       OPTION OF HOLDER TO ELECT PURCHASE


     If you want to elect to have this Security purchased by the Issuer pursuant to Section 3.08 or Section 3.09 of the Indenture, check the appropriate box:

          [_]    Section 3.08

          [_]    Section 3.09

     If you want to elect to have only part of this Security purchased by the Issuer pursuant to Section 3.08 or Section 3.09 of the Indenture, state the amount you elect to have purchased:

$
 ------------------------

_________________________________________________________________


Date:_________________ Your Signature:_________________________*


_______________________________________________________________________
(Sign exactly as your name appears on the other side of this Security)


* Your signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.


                                    A-1-16

               SCHEDULE OF EXCHANGES OF DEFINITIVE SECURITIES/4/



          The following exchanges of a part of this Global Security for Definitive Securities have been made:

            Amount of          Amount of               Principal Amount
            decrease in        increase in             at Maturity            Signature of
            Principal Amount   Principal Amount        of this Global         authorized signatory of
            at Maturity        at Maturity of this     Security following     Trustee or
Date of     of this Global     Global                  such decrease (or      Securities
Exchange    Security           Security                increase)              Custodian
-----------------------------------------------------------------------------------------------------














----------------------------------
/4/ This schedule should only be added if the Security is issued in global form.

                                    A-1-17

                                  EXHIBIT A-2

                          FORM OF FACE OF REGULATION S
                           TEMPORARY GLOBAL SECURITY

                       LIQUID YIELD OPTION NOTE DUE 2017
                          (ZERO COUPON--SUBORDINATED)


     FOR PURPOSES OF SECTIONS 1273 AND 1275 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, THE AMOUNT OF ORIGINAL ISSUE DISCOUNT WITH RESPECT TO EACH $1,000 OF PRINCIPAL AMOUNT OF THIS SECURITY IS $462.15, THE ISSUE DATE IS OCTOBER 14, 1997, AND THE YIELD TO STATED MATURITY IS 3.125% PER ANNUM (COMPUTED ON A SEMIANNUAL BOND EQUIVALENT BASIS).

     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESEN TATIVE OF THE DEPOSITORY TRUST COMPANY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY OR SUCH OTHER REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO.), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN./1/

     TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF CEDE & CO., OR TO A SUCCES SOR THEREOF, OR SUCH SUCCESSOR'S NOMINEE, AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN
ARTICLE II OF THE INDENTURE REFERRED TO ON THE REVERSE HEREOF./1/

     THIS SECURITY AND THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION OF THIS SECURITY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY, THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION OF THIS SECURITY NOR ANY INTEREST OR

--------------------
/1/ This paragraph should be included only if the Security is a Global Security deposited with the DTC.

                                     A-2-1

PARTICIPATION HEREIN OR THEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION./2/

     THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE"), WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS LYON (OR ANY PREDECESSOR OR SUCCESSOR OF SUCH SECURITY) ONLY (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF,
(B) FOR SO LONG AS THE LYONs ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHICH NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (C) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (A)(1), (2), (3) OR (7) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL "ACCREDITED INVESTOR," FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, (D) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (E) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGIS TRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (C), (E) OR
(F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, THE CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO THE COMPANY, AND IN EACH OF THE FOREGOING CASES, A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRUSTEE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE./2/

     THE RIGHTS ATTACHING TO THIS REGULATION S TEMPORARY GLOBAL SECURITY, AND THE CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE FOR CERTIFICATED SECURITIES, ARE AS SPECIFIED IN THE INDENTURE (AS DEFINED HEREIN).

     NEITHER THE HOLDER NOR THE BENEFICIAL OWNERS OF THIS REGULA TION S TEMPORARY GLOBAL SECURITY SHALL BE ENTITLED TO RECEIVE PAYMENT OF INTEREST THEREON.

-------------------
/2/ This paragraph should be included only if the Security is a Transfer Restricted Security.

                                     A-2-2

                            HEWLETT-PACKARD COMPANY

                       LIQUID YIELD OPTION/TM/ NOTE DUE 2017
                          (ZERO COUPON--SUBORDINATED)

No.

Issue Date:                                   CUSIP No.
Issue Price:                    $
Original Issue Discount:        $
(for each $1,000 Principal amount)

     Hewlett-Packard Company, a California corporation, promises to pay to ______________, or registered assigns, the Principal Amount of _______________ Dollars on October 14, 2017.

     This Security shall not bear interest except as specified on the other side of this Security. Original Issue Discount will accrue as specified on the other side of this Security. This Security is convertible as specified on the other side of this Security. All capitalized terms used herein without definition shall have the respective meanings assigned thereto in the Indenture referred to on the other side of this Security.

     Additional provisions of this Security are set forth on the other side of this Security.

                                     A-2-3

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

                                        HEWLETT-PACKARD COMPANY



                                        By:
                                            _________________________________
                                               Title:

ATTEST:


_______________________________



Date:  ________________________



TRUSTEE'S CERTIFICATE OF
   AUTHENTICATION



CHASE TRUST COMPANY OF CALIFORNIA,
as Trustee, certifies that this Security is one of the Securities referred to in the within-mentioned Indenture.



By:  __________________________________
     Authorized Signatory


                                     A-2-4

                     [FORM OF REVERSE SIDE OF REGULATION S
                           TEMPORARY GLOBAL SECURITY]

                     LIQUID YIELD OPTION/TM/ NOTE DUE 2017
                          (ZERO COUPON--SUBORDINATED)

     This Regulation S Temporary Global Security is issued in respect of an offering of $1,800,000,000 Liquid Yield Option Notes due 2017 (Zero Coupon -- Subordinated) (the "Securities") of the Company, pursuant to an Indenture (the "Indenture") dated as of October 14, 1997, among the Company and Chase Trust Company of California, as trustee (the "Trustee"), and is governed by the terms and conditions of the Indenture, which terms and conditions are incorporated herein by reference and, except as otherwise provided herein, shall be binding on the Company and the Holder hereof as if fully set forth herein. Unless the context otherwise requires, the terms used herein shall have the meanings specified in the Indenture.

     This Regulation S Temporary Security is exchangeable in whole or in part for one or more Regulation S Permanent Global Securities or Restricted Global Securities only (i) on or after the termination of the 40-day restricted period (as defined in Regulation S) and (ii) upon presentation of certificates (accompanied by an Opinion of Counsel, if applicable) required by Article II of the Indenture. Upon exchange of all interest in this Regulation S Temporary Global Security for one or more Regulation S Permanent Global Securities or Restricted Global Securities, the Trustee shall cancel this Regulation S Temporary Global Security.

     This Regulation S Temporary Global Security shall not become valid or obligatory until the certificate of authentication hereon shall have been duly manually signed by the Trustee in accordance with the Indenture. This Regulation S Temporary Global Security shall be governed by and construed in accordance with the laws of the State of New York. All references to "$," "Dollars," "dollars" or "U.S. $" are to such coin or currency of the United States of America as at the time shall be legal tender for the payment of public and private debts therein.

1.   INTEREST
     --------

     This Security shall not bear interest except as specified in this paragraph or in paragraph 9 hereof. If the Principal Amount hereof or any portion of such Principal Amount is not paid when due (whether upon acceleration pursuant to Section 6.02 of the Indenture, upon the date set for payment of the Redemption Price pursuant to paragraph 5 hereof, upon the date set for payment of a Purchase Price or Change in Control Purchase Price pursuant to paragraph 6 hereof, upon the date set for a Conversion Payment pursuant to paragraph 8 hereof or upon the Stated Maturity of this Security) or if shares of Common Stock (and cash in lieu of fractional shares) in respect of a conversion of this Security in accordance with the terms of Article X of the Indenture is not delivered when due, then in each such case the overdue amount shall bear interest at the rate of 3.125% per annum, compounded semiannually (to the extent that the payment of such interest shall be legally enforceable), which interest shall accrue from the date such overdue amount was


                                     A-2-5
due to the date payment of such amount, including interest thereon, has been made or duly provided for. All such interest shall be payable on demand.

     Original Issue Discount (the difference between the Issue Price and the Principal Amount of the Security), in the period during which a Security remains outstanding, shall accrue at 3.125% per annum, on a semiannual bond equivalent basis using a 360-day year composed of twelve 30-day months, commencing on the Issue Date of this Security, and cease to accrue on the earlier of (a) the date on which the Principal Amount at Stated Maturity hereof or any portion of such Principal Amount at Stated Maturity becomes due and payable and (b) any Redemption Date, Conversion Date, Change in Control Purchase Date, Purchase Date or other date on which such Original Issue Discount (or, if such Securities have been converted to semiannual coupon notes following the occurrence of a Tax Event, interest on such notes shall cease to accrue in accordance with Section
2.08 of the Indenture.

2.   METHOD OF PAYMENT
     -----------------

     Subject to the terms and conditions of the Indenture, Hewlett-Packard Company (the "Company") will make payments in respect of the Securities to the persons who are registered Holders of Securities at the close of business on the Business Day preceding the Redemption Date or Stated Maturity, as the case may be, or at the close of business on a Purchase Date, Change in Control Purchase Date or Conversion Date, as the case may be. Holders must surrender Securities to a Paying Agent to collect such payments in respect of the Securities. The Company will pay cash amounts in money of The United States of America that at the time of payment is legal tender for payment of public and private debts. However, the Company may make such cash payments in respect of a certificated Security, if applicable, by check payable in such money.

3.   PAYING AGENT, CONVERSION AGENT AND REGISTRAR
     --------------------------------------------

     Initially, Chase Trust Company of California, as trustee (the "Trustee"), will act as Paying Agent, Conversion Agent and Registrar. The Company may appoint and change any Paying Agent, Conversion Agent, Registrar or co-registrar, upon notice to the Trustee and the Holders. The Company or any of its subsidiaries or any of their Affiliates may act as Paying Agent, Conversion Agent, Registrar or co-registrar.

4.   INDENTURE
     ---------

     The Company issued the Securities under an Indenture, dated as of October 14, 1997 (the "Indenture"), between the Company and the Trustee. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended by the Trust Indenture Reform Act of 1990, and, as in effect on the date of the Indenture (the "TIA"), except as provided in Section 9.03 of the Indenture. Capitalized terms used herein or on the face hereof and not defined herein have the meanings ascribed thereto in the Indenture. The Securities are subject to all such terms, and Holders are referred to the Indenture and the TIA for a statement of those terms.


                                     A-2-6

     The Securities are general, unsecured obligations of the Company limited to the aggregate Principal Amount at Maturity specified in Section 2.02 of the Indenture (subject to Section 2.07 of the Indenture). The Indenture does not limit other indebtedness of the Company, secured or unsecured, including Senior Indebtedness.

5.   REDEMPTION AT THE OPTION OF THE COMPANY
     ---------------------------------------

     No sinking fund is provided for the Securities. The Securities are redeemable as a whole, or from time to time in part, at any time at the option of the Company at the Redemption Prices set forth below, provided, that the Securities are not redeemable prior to October 14, 2000.

     The table below shows the Redemption Prices of a Security per $1,000 Principal Amount on the dates shown below and at Stated Maturity, which prices reflect the accrued Original Issue Discount calculated to each such date. The Redemption Price of a Security redeemed between such dates would include an additional amount reflecting the additional Original Issue Discount accrued from, and including, the next preceding date in the table to, but excluding, the actual Redemption Date.


                                                        Redemption
Redemption Date                                           Price

October 14, 2000.....................................    $  590.29
October 14, 2001.....................................       608.88
October 14, 2002.....................................       628.05
October 14 ,2003.....................................       647.83
October 14, 2004.....................................       668.24
October 14, 2005.....................................       689.28
October 14, 2006.....................................       710.99
October 14, 2007.....................................       733.38
October 14, 2008.....................................       756.48
October 14, 2009.....................................       780.31
October 14, 2010.....................................       804.88
October 14, 2011.....................................       830.23
October 14, 2012.....................................       856.38
October 14, 2013.....................................       883.35
October 14, 2014.....................................       911.17
October 14, 2015.....................................       939.87
October 14, 2016.....................................       969.47

At maturity..........................................     1,000.00

     If converted to a semiannual coupon note following the occurrence of a Tax Event, this Security will be redeemable at the Restated Principal Amount plus interest accrued and unpaid

                                     A-2-7
from, and including, the date of such conversion to, but excluding, the Redemption Date; but in no event will this Security be redeemable before October 14, 2000.

6.   PURCHASE BY THE COMPANY AT THE OPTION OF THE HOLDER
     ---------------------------------------------------

     Subject to the terms and conditions of the Indenture, the Company shall become obligated to purchase, at the option of the Holder, the Securities held by such Holder on October 14, 2000, the Purchase Date, at $590.29, the Purchase Price per $1,000 Principal Amount at Stated Maturity of such Securities, upon delivery of a Purchase Notice containing the information set forth in the Indenture, at any time from the opening of business on the date that is 20 Business Days preceding the Purchase Date until the close of business on the Purchase Date and upon delivery of the Securities to the Paying Agent by the Holder as set forth in the Indenture. Such Purchase Price may be paid, at the option of the Company, in cash or by the issuance and delivery of shares of Common Stock of the Company, or in any combination thereof.

     If prior to a Purchase Date this Security has been converted to a semiannual coupon note following the occurrence of a Tax Event, the Purchase Price will be equal to the Restated Principal Amount plus accrued and unpaid interest from, and including, the date of conversion to, but excluding, the Purchase Date.

     Subject to the terms and conditions of the Indenture, if any Change in Control occurs on or prior to October 14, 2000, the Company shall, at the option of the Holder, purchase all Securities for which a Change in Control Purchase Notice shall have been delivered as provided in the Indenture and not withdrawn, on the date that is 35 Business Days after the occurrence of such Change in Control, for a Change in Control Purchase Price equal to the Issue Price, plus accrued Original Issue Discount to, but excluding, the Change in Control Purchase Date, which Change in Control Purchase Price shall be paid in cash. If prior to a Change in Control Purchase Date this Security has been converted to a semiannual coupon note following the occurrence of a Tax Event, the Change in Control Purchase Price shall be equal to the Restated Principal Amount plus accrued interest from, and including, the date of conversion to, but excluding, the Change in Control Purchase Date.

     Holders have the right to withdraw any Purchase Notice or Change in Control Purchase Notice, as the case may be, by delivering to the Paying Agent a written notice of withdrawal in accordance with the provisions of the Indenture prior to the close of business on the Purchase Date or Change in Control Purchase Date, as the case may be.

     If cash sufficient to pay the Purchase Price or Change in Control Purchase Price of all Securities or portions thereof to be purchased as of the Purchase Date or the Change in Control Purchase Date, as the case may be, is deposited with the Paying Agent on the Business Day following the Purchase Date or the Change in Control Purchase Date, as the case may be, Original Issue Discount (or interest upon conversion to semiannual coupon notes following the occurrence of a Tax Event) ceases to accrue on such Securities (or portions thereof) on and after such date, and the Holders thereof shall have no other rights as such (other than the right to receive the

                                     A-2-8

Purchase Price or Change in Control Purchase Price, as the case may be, upon surrender of such Security).

7.   NOTICE OF REDEMPTION
     --------------------

     Notice of redemption will be mailed at least 15 days but not more than 60 days before the Redemption Date to each Holder of Securities to be redeemed at the Holder's registered address. If money sufficient to pay the Redemption Price of all Securities (or portions thereof) to be redeemed on the Redemption Date is deposited with the Paying Agent prior to or on the Redemption Date, on and after such date Original Issue Discount ceases to accrue on such Securities or portions thereof. Securities or portions of them selected for redemption will be in $1,000 Principal Amounts at Stated Maturity or in integral multiples thereof.

8.   CONVERSION
     ----------

     Subject to the next two succeeding sentences, a Holder of a Security may convert it into Common Stock of the Company at any time before the close of business on October 14, 2017; provided, however, that if a Security is called for redemption, the Holder may convert it at any time before the close of business on the Redemption Date. The number of shares of Common Stock to be delivered upon conversion of a Security into Common Stock per $1,000 of Principal Amount shall be equal to the Conversion Rate. A Security in respect of which a Holder has delivered a Purchase Notice or Change in Control Purchase Notice exercising the option of such Holder to require the Company to purchase such Security may be converted only if the notice of exercise is withdrawn in accordance with the terms of the Indenture.

     The initial Conversion Rate is 5.430 shares of Common Stock per $1,000 Principal Amount, subject to adjustment in certain events described in the Indenture. The Company will deliver cash or a check in lieu of any fractional share of Common Stock.

     The Holders' right to convert Securities into shares of Common Stock is subject to the Company's right to elect to instead pay such Holder the amount of cash set forth in the next succeeding sentence in lieu of delivering such shares of Common Stock; provided, however, that if such payment of cash is not permitted pursuant to the provisions of the Indenture or the provisions of any other agreement or instrument to which the Company is a party or by which it is bound or otherwise, the Company shall deliver shares of Common Stock (and cash in lieu of fractional shares of Common Stock) in accordance with Article X of the Indenture, whether or not the Company has delivered a notice pursuant to
Section 10.02 to the effect that the Securities will be paid in cash.   The
amount of cash to be paid for each $1,000 Principal Amount of a Security shall be equal to the Sale Price of a share of Common Stock on the Trading Day immediately prior to the related Conversion Date multiplied by the Conversion Rate in effect on such Trading Day.

     The Company shall not pay cash in lieu of delivering shares of Common Stock upon the conversion of any Security pursuant to the terms of Article X of the Indenture (other than cash in lieu of fractional shares) if there has occurred (prior to, on or after, as the case may be, the

                                     A-2-9

Conversion Date or the date on which the Company delivers its notice of whether each Security shall be converted into shares of Common Stock or cash) and is continuing an Event of Default (other than a default in such payment on such Securities), provided, however, that this sentence shall not apply in the event that an Event of Default occurs after such cash is paid.

     In the event the Company exercises its option pursuant to Section 12.01 of the Indenture to have interest in lieu of Original Issue Discount accrue on the Security following a Tax Event, the Holder will be entitled on conversion to receive the same number of shares of Common Stock such Holder would have received if the Company had not exercised such option. If the Company exercises such option, Securities surrendered for conversion during the period from the close of business on any Regular Record Date next preceding any Interest Payment Date to the opening of business of such Interest Payment Date (except Securities to be redeemed on a date within such period) must be accompanied by payment of an amount equal to the interest thereon that the registered Holder is to receive. Except where Securities surrendered for conversion must be accompanied by payment as described above, no interest on converted Securities will be payable by the Company on any Interest Payment Date subsequent to the date of conversion.

     To convert a Security a Holder must (i) complete and manually sign the conversion notice on the back of the Security (or complete and manually sign a facsimile of such notice) and deliver such notice to the Conversion Agent (or the office or agency referred to in Section 4.05 of the Indenture) or, if applicable, complete and deliver to The Depository Trust Company ("DTC" or the "Depositary," which term includes any successor thereto) the appropriate instruc tion form for conversion pursuant to the Depositary's book entry conversion program, (ii) surrender the Security to a Conversion Agent by physical or book entry delivery (which is not necessary in the case of conversion pursuant to the Depositary's book entry conversion program), (iii) furnish appropriate endorsements and transfer documents if required by the Conversion Agent, the Company or the Trustee and (iv) pay any transfer or similar tax, if re quired. Book entry delivery of a Security to the Conversion Agent may be made by any financial institution that is a participant in the Depositary; conversion through the Depositary's book entry conversion program is available for any security that is held in an account maintained at the Depositary by any such participant.

     A Holder may convert a portion of a Security if the Principal Amount of such portion is $1,000 or an integral multiple of $1,000. No payment or adjustment will be made for dividends on the Common Stock, except as provided in the Indenture. On conversion of a Security, that portion of accrued Original Issue Discount (or interest, if the Company has exercised its option provided for in paragraph 9 hereof) attributable to the period from the Issue Date (or, if the Company has exercised the option referred to in paragraph 9 hereof, the later of (x) the date of such exercise and (y) the date on which interest was last paid) to the Conversion Date with respect to the converted Security shall not be cancelled, extinguished or forfeited, but rather shall be deemed paid in full to the Holder thereof through the delivery of the Common Stock in exchange for the Security being converted pursuant to the terms hereof.

     The Conversion Rate will be adjusted for (i) dividends or distributions on Common Stock payable in Common Stock or other Capital Stock, (ii) certain subdivisions, combinations or

                                    A-2-10
reclassifications of Common Stock, (iii) distributions to all holders of Common Stock of certain rights, warrants, or options to purchase Common Stock for a period expiring within 60 days at a price per share less than the Sale Price at the Time of Determination and (iv) distributions to such holders of assets or debt securities of the Company or certain rights, warrants or options to purchase securities of the Company (excluding certain cash dividends or other cash distributions). However, no adjustment need be made if Holders may participate in the transaction or in certain other cases. The Company from time to time may voluntarily increase the Conversion Rate.

     If the Company is a party to a consolidation, merger or binding share exchange of the type specified in the Indenture, or certain transfers of all or substantially all of its assets to another person, or in certain other circumstances described in the Indenture, the right to convert a Security into Common Stock may be changed into a right to convert it into securities, cash or other assets of the Company or another person.

9.   TAX EVENT
     ---------

     (a) From and after the date (the "Tax Event Date") of the occurrence of a Tax Event, at the option of the Company, interest in lieu of future Original Issue Discount shall accrue at 3.125% per annum on a principal amount per Security (the "Restated Principal Amount") equal to the Issue Price plus Original Issue Discount accrued to the date immediately prior to the Tax Event Date and shall be payable semiannually on April 14 and October 14 of each year (each an "Interest Payment Date") to holders of record at the close of business on March 30 or September 29 (each a "Regular Record Date") immediately preceding such Interest Payment Date. Interest will be computed on the basis of a 360-day year comprised of twelve 30-day months and will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the Tax Event Date.

     (b) Interest on any Security that is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the person in whose name that Security is registered at the close of business on the Regular Record Date for such interest at the office or agency of the Company maintained for such purpose. Each installment of interest on any Security shall be paid in same-day funds by transfer to an account maintained by the payee located inside the United States. In the case of a permanent global Security, interest payable on any Interest Payment Date will be paid to the Depositary, Euroclear and/or Cedel, as the case may be, with respect to that portion of such permanent global Security held for its account by Cede & Co. or the London office of a depositary, as the case may be, for the purpose of permitting such party to credit the interest received by it in respect of such permanent global Security to the accounts of the beneficial owners thereof.

     (c) Except as otherwise specified with respect to the Securities, any interest on any Security that is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the registered Holder thereof on the relevant Regular Record Date by virtue of having been such Holder, and

                                    A-2-11
such Defaulted Interest may be paid by the Company as provided for in Section
12.02 (b) of the Indenture.

10.  CONVERSION ARRANGEMENT ON CALL FOR REDEMPTION
     ---------------------------------------------

     Any Securities called for redemption, unless surrendered for conversion before the Redemption Date, may be deemed to be purchased from the Holders of such Securities at an amount not less than the Redemption Price, by one or more investment bankers or other purchasers who may agree with the Company to purchase such Securities from the Holders and to make payment for such Securities to the Trustee in trust for such Holders.

11.  DENOMINATIONS; TRANSFER; EXCHANGE
     ---------------------------------

     The Securities are in fully registered form, without coupons, in minimum denominations of $1,000 Principal Amount at Stated Maturity or in integral multiples thereof. A Holder may transfer or exchange Securities in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not transfer or exchange any Securities selected for redemption (except, in the case of a Security to be redeemed in part, the portion of the Security not to be redeemed) or any Securities in respect of which a Purchase Notice or Change in Control Purchase Notice has been given and not withdrawn (except, in the case of a Security to be purchased in part, the portion of the Security not to be purchased) or any Securities for a period of 15 days before a selection of Securities to be redeemed.

12.  PERSONS DEEMED OWNERS
     ---------------------

     The registered Holder of this Security may be treated as the owner of this Security for all purposes.

13.  UNCLAIMED MONEY OR SECURITIES
     -----------------------------

     The Trustee and the Paying Agent shall return to the Company any money or securities held by them for the payment of any amount with respect to the Securities that remains unclaimed for two years, provided, however, that at the Company's request prior to such two year anniversary, the Trustee or such Paying Agent, before being required to make any such return, shall at the expense of the Company cause to be published once in The Wall Street Journal or another newspaper of national circulation or mail to each such Holder notice that such money or securities remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication or mailing, any unclaimed money or securities then remaining will be returned to the Company. After return to the Company, Holders entitled to the money or securities must look to the Company for payment as general creditors unless an applicable abandoned property law designates another person, and the Trustee and the Paying

                                    A-2-12

Agent shall have no further liability with respect to such money or securities for that period commencing after the return thereof.


14.  AMENDMENT; WAIVER
     -----------------

     Subject to certain exceptions set forth in the Indenture, (i) the Indenture or the Securities may be amended with the written consent of the Holders of at least a majority in aggregate Principal Amount of the Securities at the time outstanding and (ii) certain defaults or noncompliance with certain provisions may be waived with the written consent of the Holders of a majority in aggregate Principal Amount of the Securities at the time outstanding. Subject to certain exceptions set forth in the Indenture, without the consent of any Holder, the Company and the Trustee may, among other things, amend the Indenture or the Securities to cure any ambiguity, defect or inconsistency, or to comply with
Article V or Section 10.14 of the Indenture or to make any change that does not materially adversely affect the rights of any Holder.

15.  DEFAULTS AND REMEDIES
     ---------------------

      Under the Indenture, Events of Default include (i) after exercise by the Company of its option pursuant to Section 12.01 of the Indenture following a Tax Event, default in the payment of interest that continues for a period of 31 days; (ii) default in payment of the Principal Amount, Issue Price, accrued Original Issue Discount, Redemption Price, Purchase Price or Change in Control Purchase Price, as the case may be, in respect of the Securities when the same becomes due and payable; (iii) failure either to deliver shares of Common Stock or pay cash in lieu thereof (together with cash in lieu of fractional shares) in accordance with the terms of the Indenture when such Common Stock or cash is required to be delivered following conversion of a Security and such failure is not remedied for a period of 10 days; (iv) failure by the Company to comply with other agreements in the Indenture or the Securities, subject to notice and lapse of time; or (v) certain events of bankruptcy or insolvency. If an Event of Default occurs and is continuing, the Trustee, or the Holders of at least 25% in aggregate Principal Amount of the Securities at the time outstanding, may declare all the Securities to be due and payable immediately. Certain events of bankruptcy or insolvency are Events of Default that will result in the Securities becoming due and payable immediately upon the occurrence of such Events of Default.

      Holders may not enforce the Indenture or the Securities, except as provided in the Indenture. The Trustee may refuse to enforce the Indenture or the Securities unless it receives reasonable indemnity or security. Subject to certain limitations, Holders of a majority in aggregate Principal Amount of the Securities at the time outstanding may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders notice of any continuing Default (except a Default in payment of amounts specified in clause (i) or (ii) in the immediately preceding paragraphs) if it determines that withholding notice is in their interests.


                                    A-2-13

16.  TRUSTEE DEALINGS WITH THE COMPANY
     ---------------------------------

     Subject to certain limitations imposed by the TIA, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with and collect obligations owed to it by the Company or its Affiliates and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee.

17.  NO RECOURSE AGAINST OTHERS
     --------------------------

     A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Security, each Holder waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

18.  SUBORDINATION
     -------------

     Indebtedness evidenced by the LYONs will be subordinated in right of payment as set forth in the Indenture, to the prior payment in full of all existing and future Senior Indebtedness (as defined in the Indenture). There is no restriction under the Indenture on the Company's incurring additional indebtedness, including Senior Indebtedness. The Company agrees, and each Holder by accepting a Security consents and agrees, to the subordination provided in the Indenture and authorizes the Trustee to give it effect and appoints the Trustee as attorney-in-fact for such purpose.

19.  AUTHENTICATION
     --------------

     This Security shall not be valid until an authorized signatory of the Trustee manually signs the Certificate of Authentication on the other side of this Security.

20.  ABBREVIATIONS
     -------------

     Customary abbreviations may be used in the name of a Holder or an assignee, such as TEN COM (=tenants in common), TEN ENT (=tenants by the entireties), JT TEN (=joint tenants with right of survivorship and not as tenants in common) and CUST (=custodian), and UNIF TRANS MIN ACT (=Uniform Transfers to Minors Act).

21.  GOVERNING LAW
     -------------

     THE INDENTURE AND THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

                                    A-2-14

22.  ADDITIONAL RIGHTS OF HOLDERS OF TRANSFER RESTRICTED SECURITIES/3/

     In addition to the rights provided to Holders of Securities under the Indenture, Holders of Securities shall have all the rights set forth in the Registration Rights Agreement.

                            _______________________


/3/  This paragraph shall be included only for Transfer Restricted Securities.


                                    A-2-15


                        ASSIGNMENT FORM                                                 CONVERSION NOTICE
To assign this Security, fill in the form below:                    To convert this Security into Common Stock of the Company, check the box:  [_]
I or we assign and transfer this Security to:

                                                                  To convert only part of this Security, state the Principal
----------------------------------------------------------------  amount to be converted (which must be $1,000 or an integral
          (Insert assignee's soc. sec. or tax ID no.)             multiple of $1,000:



                                                                  If you want the stock certificate made out in another
----------------------------------------------------------------  person's name, fill in the form below:
     (Print or type assignee's name, address and zip code)


and irrevocably appoint                      agent to transfer
                        ---------------------
this Security on the books of the Company.  The agent may
substitute another to act for him.



                                                         (Insert person's soc.
          EXCHANGE FORM                                   sec. or tax ID no.)

To exchange its beneficial
interest in Global Security                             ______________________________
held by the Depositary for a
Security or Securities in                               ______________________________
definitive, registered form of
authorized denominations and an                         ______________________________
aggregate principal amount equal
to its beneficial interest in                           ______________________________
such Global Security, a Holder                          (Print or type person's name,
should check the box: [_]                               address and zip code)


_________________________________________________________________

Date:_________________ Your Signature:_________________________*

_________________________________________________________________
(Sign exactly as your name appears on the other side of this Security)


* Your signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.


                                    A-2-16

                       OPTION OF HOLDER TO ELECT PURCHASE


     If you want to elect to have this Security purchased by the Issuer pursuant to Section 3.08 or Section 3.09 of the Indenture, check the appropriate box:

          [_]    Section 3.08

          [_]    Section 3.09

     If you want to elect to have only part of this Security purchased by the Issuer pursuant to Section 3.08 or Section 3.09 of the Indenture, state the amount you elect to have purchased:

$
 _____________________________

_________________________________________________________________


Date:_________________ Your Signature:_________________________*


_________________________________________________________________
(Sign exactly as your name appears on the other side of this Security)


* Your signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.


                                    A-2-17

SCHEDULE OF EXCHANGES FOR GLOBAL SECURITIES/4/




The following exchanges of a part of this Global Security for Definitive Securities have been made:

            Amount of         Amount of            Principal Amount
            decrease in       increase in          at Maturity          Signature of
            Principal Amount  Principal Amount     of this Global       authorized signatory of
            at Maturity       at Maturity of this  Security following   Trustee or
Date of     of this Global    Global               such decrease (or    Securities
Exchange    Security          Security             increase)            Custodian
-----------------------------------------------------------------------------------------------








----------------------------
/4/ This schedule should only be added if the Security is issued in global form.


                                    A-2-18

                                  EXHIBIT B-1

                      FORM OF CERTIFICATE FOR EXCHANGE OR
                    REGISTRATION OF TRANSFER FROM RESTRICTED
                GLOBAL SECURITY TO REGULATION S GLOBAL SECURITY
               (Pursuant to Section 2.11(a)(i) of the Indenture)


Chase Trust Company of California
101 California Street, Suite 2725
San Francisco, California  94111



     Re: $1,800,000,000 Liquid Yield Option Notes due 2017 (Zero Coupon-- Subordinated) of Hewlett-Packard Company

     Reference is hereby made to the Indenture, dated as of October 14, 1997 (the "Inden ture"), between Hewlett-Packard Company (the "Company") and Chase Trust Company of California, as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

     This letter relates to $_______ principal amount of Securities which are evidenced by one or more Restricted Global Securities (CUSIP No.428236 AA 1 and held with the Deposi tary in the name of ___________________________ (the "Transferor"). The Transferor has requested a transfer of such beneficial interest in the Securities to a person who will take delivery thereof in the form of an equal principal amount of Securities evidenced by one or more Regulation S Global Securities (CUSIP No. U42823 AK 7), which amount, immediate ly after such transfer, is to be held with the Depositary.

     In connection with such request and in respect of such Securities, the Transferor hereby certifies that such transfer has been effected in compliance with the transfer restric tions applicable to the global Securities and pursuant to and in accordance with Rule 903 or Rule 904 under the United States Securities Act of 1933, as amended (the "Securities Act"), and accordingly the Transferor hereby further certifies that:

        (1) The offer of the Securities was not made to a person in the United States;

        (2)       either:

                  (a) at the time the buy order was originated, the transferee was outside the United States or the Transferor and any person acting on its behalf

                                     B-1-1
                       reasonably believed and believes that the transferee was outside the United States; or

                  (b) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any person acting on its behalf knows that the transaction was prearranged with a buyer in the United States;

        (3) no directed selling efforts have been made in contravention of the requirements of Rule 904(b) of Regulation S;

        (4) the transaction is not part of a plan or scheme to evade the registration require ments of the Securities Act; and

        (5) upon completion of the transaction, the beneficial interest being transferred as described above is to be held with the Depositary.

     Upon giving effect to this request to exchange a beneficial interest in a Restricted Global Security for a beneficial interest in a Regulation S Global Security, the resulting beneficial interest shall be subject to the restrictions on transfer applicable to Regulation S Global Securities pursuant to the Indenture and the Securities Act and, if such transfer occurs prior to the end of the 40-day restricted period associated with the initial offering of Securities, the additional restrictions applicable to transfers of interest in the Regulation S Temporary Global Security.

     This certificate and the statements contained herein are made for your benefit and the benefit of the Company and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, the initial purchaser of such Securities being transferred. Terms used in this certificate and not otherwise defined in the Indenture have the meanings set forth in Regula tion S under the Securities Act.


                                        ________________________________
                                        Insert Name of Transferor



                                        By:
                                           _____________________________
                                             Name:
                                             Title:


Dated: ______________________________

cc: Hewlett-Packard Company


                                     B-1-2

                                  EXHIBIT B-2

                      FORM OF CERTIFICATE FOR EXCHANGE OR
                   REGISTRATION OF TRANSFER FROM REGULATION S
                 GLOBAL SECURITY TO RESTRICTED GLOBAL SECURITY
               (Pursuant to Section 2.11(a)(ii) of the Indenture)


Chase Trust Company of California
101 California Street, Suite 2725
San Francisco, California  94111


          Re: $1,800,000,000 Liquid Yield Option Notes due 2017 (Zero Coupon-- Subordinated) of Hewlett-Packard Company

     Reference is hereby made to the Indenture, dated as of October 14, 1997 (the "Inden ture"), between Hewlett-Packard Company (the "Company") and Chase Trust Company of California, as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

     This letter relates to $_______ principal amount of Securities which are evidenced by one or more Regulation S Global Securities (CUSIP No. 428236 AA 1) and held with the Depositary in the name of _____________________ (the "Transferor"). The Transferor has requested a transfer of such beneficial interest in the Securities to a person who will take delivery thereof in the form of an equal principal amount of Securities evidenced by one or more Restricted Global Securities (CUSIP No. U42823 AK 7), to be held with the De positary.

     In connection with such request and in respect of such Securities, the Transferor hereby certifies that:

                                   CHECK ONE

____ such transfer is being effected pursuant to and in accordance with Rule
        144A under the United States Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, the Transferor hereby further certifies that the Securities are being transferred to a person that the Transferor reasonably believes is pur chasing the Securities for its own account, or for one or more accounts with respect to which such person exercises sole investment discretion, and such person and each such account is either a "qualified institutional buyer" within the meaning of Rule 144A in a transaction meeting the requirements of Rule 144A or an institutional "Accredited Investor" within the meaning of subpara graph (A)(1), (2), (3) or (7) of Rule 401 under the Securities Act that is acquiring the security

                                     B-2-1
        for investment purposes and not with a view to, or for offer or sale in connection with any distribution; or

____ such transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act; or

____ such transfer is being effected pursuant to an effective registration statement under the Securities Act; or

____ such transfer is being effected pursuant to an exemption from the registration require ments of the Securities Act other than Rule 144A or Rule 144, and the Trans feror hereby further certifies that the Securities are being transferred in compliance with the transfer restrictions applicable to the global Securities and in accordance with the requirements of the exemption claimed, which certifica tion is supported by an Opinion of Counsel, if required by the Company, provided by the transferor or the transferee (a copy of which the Transferor has attached to this certification) in form reasonably acceptable to the Compa ny and to the Registrar, to the effect that such transfer is in compliance with the Securities Act;

and such Securities are being transferred in compliance with any applicable blue sky securities laws of any state of the United States.

     Upon giving effect to this request to exchange a beneficial interest in Regulation S Global Securities for a beneficial interest in Restricted Global Securities, the resulting beneficial interest shall be subject to the restrictions on transfer applicable to Restricted Global Securities pursuant to the Indenture and the Securities Act.

     This certificate and the statements contained herein are made for your benefit and the benefit of the Company and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, the initial purchaser of such Securities being transferred. Terms used in this certificate and not otherwise defined in the Indenture have the meanings set forth in Regula tion S under the Securities Act.

                                        _________________________________
                                        Insert Name of Transferor


                                        By:
                                           ______________________________
                                             Name:
                                             Title:

Dated: _____________________________

cc: Hewlett-Packard Company

                                     B-2-2

                                  EXHIBIT B-3

                FORM OF CERTIFICATE FOR EXCHANGE OR REGISTRATION
                     OF TRANSFER OF CERTIFICATED SECURITIES
                 (Pursuant to Section 2.11(b) of the Indenture)



Chase Trust Company of California
101 California Street, Suite 2725
San Francisco, California  94111



     Re: $1,800,000,000 Liquid Yield Option Notes due 2017 (Zero Coupon-- Subordi nated) of Hewlett-Packard Company

     Reference is hereby made to the Indenture, dated as of October 14, 1997 (the "Inden ture"), between Hewlett-Packard Company (the "Company") and Chase Trust Company of California, as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

     In connection with such request and in respect of the Securities surrendered to the Trustee herewith for exchange (the "Surrendered Securities"), the Holder of such Surren dered Securities hereby certifies that:

                                   CHECK ONE

____ the Surrendered Securities are being acquired for the Transferor's own account, without transfer; or

____ the Surrendered Securities are being transferred to the  Company; or

____ the Surrendered Securities are being transferred pursuant to and in accordance with Rule 144A under the United States Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, the Transferor hereby further certifies that the Surrendered Securities are being transferred to a person that the Transferor reasonably believes is purchasing the Surrendered Securities for its own account, or for one or more accounts with respect to which such person exercises sole investment discretion, and such person and each such account is either a "qualified institutional buyer" within the meaning of Rule 144A, in each case in a transaction meeting the requirements of Rule 144A or an institutional "Accred-

                                     B-3-1
        ited Investor" within the meaning of subparagraph (A)(1), (2), (3) or
        (7) of Rule 401 under the Securities Act that is acquiring the security for investment purposes and not with a view to, or for offer or sale in connection with any distribution; or

____ the Surrendered Securities are being transferred in a transaction permitted by Rule 144 under the Securities Act; or

____ the Surrendered Securities are being transferred pursuant to an effective registration statement under the Securities Act; or

____ such transfer is being effected pursuant to an exemption from the registration require ments of the Securities Act other than Rule 144A or Rule 144, and the Trans feror hereby further certifies that the Securities are being transferred in compliance with the transfer restrictions applicable to the global Securities and in accordance with the requirements of the exemption claimed, which certifi cation is supported by an Opinion of Counsel, if required by the Company, provided by the transferor or the transferee (a copy of which the Transferor has attached to this certification) in form reasonably acceptable to the Compa ny and to the Registrar, to the effect that such transfer is in compliance with the Securities Act;

and the Surrendered Securities are being transferred in compliance with any applicable blue sky securities laws of any state of the United States.

     This certificate and the statements contained herein are made for your benefit and the benefit of the Company and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, the initial purchaser of such Securities being transferred. Terms used in this certificate and not otherwise defined in the Indenture have the meanings set forth in Regula tion S under the Securities Act.


                                        ____________________________
                                        Insert Name of Transferor



                                        By:
                                            ________________________
                                             Name:
                                             Title:

Dated: ______________________________

cc: Hewlett-Packard Company


                                     B-3-2

                                  EXHIBIT B-4

                      FORM OF CERTIFICATE FOR EXCHANGE OR
                    REGISTRATION OF TRANSFER FROM RESTRICTED
                   GLOBAL SECURITY OR REGULATION S PERMANENT
                    GLOBAL SECURITY TO CERTIFICATED SECURITY
                 (Pursuant to Section 2.11(c) of the Indenture)


Chase Trust Company of California
101 California Street, Suite 2725
San Francisco, California  94111


     Re: $1,800,000,000 Liquid Yield Option Notes due 2017 (Zero Coupon-- Subordinated) of Hewlett-Packard Company

     Reference is hereby made to the Indenture, dated as of October 14, 1997 (the "Inden ture"), between Hewlett-Packard Company (the "Company") and Chase Trust Company of California, as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

     This letter relates to $_______ principal amount of Securities which are evidenced by one or more Restricted Global Securities (CUSIP No. 428236 AA 1 or Regulation S Per manent Global Securities (CUSIP No. U42823 AK 7) and held with the Depositary in the name of ___________________________ (the "Transferor"). The Transferor has requested a transfer of such beneficial interest in the Securities to a person who will take delivery thereof in the form of an equal principal amount of Securities evidenced by one or more Certificated Securities (CUSIP No. __________), which amount, immediately after such transfer, is to be held with the Depositary.

     In connection with such request and in respect of the Securities surrendered to the Trustee herewith for exchange (the "Surrendered Securities"), the Holder of such Surren dered Securities hereby certifies that:

                                   CHECK ONE

____ the surrendered Securities are being transferred to the beneficial owner of such Securities; or

____ the Surrendered Securities are being transferred pursuant to and in accordance with Rule 144A under the United States Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, the Transferor hereby further certifies that

                                     B-4-1
        the Surrendered Securities are being transferred to a person that the Transferor reasonably believes is purchasing the Surrendered Securities for its own account, or for one or more accounts with respect to which such person exercises sole investment discretion, and such person and each such account is either a "qualified institutional buyer" within the meaning of Rule 144A, in each case in a transaction meeting the requirements of Rule 144A or an institutional "Accredited Investor" within the meaning of subparagraph (A)(1), (2), (3) or (7) of Rule 401 under the Securities Act that is acquiring the security for investment purposes and not with a view to, or for offer or sale in connection with any distribution; or

____ the Surrendered Securities are being transferred in a transaction permitted by Rule 144 under the Securities Act; or

____ the Surrendered Securities are being transferred pursuant to an effective registration statement under the Securities Act; or

____ such transfer is being effected pursuant to an exemption from the registration require ments of the Securities Act other than Rule 144A or Rule 144, and the Trans feror hereby further certifies that the Securities are being transferred in compliance with the transfer restrictions applicable to the global Securities and in accordance with the requirements of the exemption claimed, which certifica tion is supported by an Opinion of Counsel, if required by the Company, provided by the transferor or the transferee (a copy of which the Transferor has attached to this certification) in form reasonably acceptable to the Compa ny and to the Registrar, to the effect that such transfer is in compliance with the Securities Act;

and the Surrendered Securities are being transferred in compliance with any applicable blue sky securities laws of any state of the United States.

     This certificate and the statements contained herein are made for your benefit and the benefit of the Company and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, the initial purchaser of such Securities being transferred. Terms used in this certificate and not otherwise defined in the Indenture have the meanings set forth in Regula tion S under the Securities Act.


                                        ______________________________
                                        Insert Name of Transferor


                                        By:
                                            ______________________________
                                             Name:
                                             Title:

Dated: _____________________________

cc: Hewlett-Packard Company


                                     B-4-2

                                  EXHIBIT B-5

                FORM OF CERTIFICATE FOR EXCHANGE OR REGISTRATION
                   OF TRANSFER FROM CERTIFICATED SECURITY TO
                         RESTRICTED GLOBAL SECURITY OR
                     REGULATION S PERMANENT GLOBAL SECURITY
                 (Pursuant to Section 2.11(d) of the Indenture)



Chase Trust Company of California
101 California Street, Suite 2725
San Francisco, California  94111


     Re: $1,800,000,000 Liquid Yield Option Notes due 2017 (Zero Coupon-- Subordinated) of Hewlett-Packard Company

     Reference is hereby made to the Indenture, dated as of October 14, 1997 (the "Inden ture"), between Hewlett-Packard Company (the "Company") and Chase Trust Company of California, as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

     In connection with such request and in respect of the Securities surrendered to the Trustee herewith for exchange (the "Surrendered Securities"), the Holder of such Surren dered Securities hereby certifies that:

                                   CHECK ONE

____ the Surrendered Securities are being transferred to the beneficial owner of such Securities; or

____ the Surrendered Securities are being transferred pursuant to and in accordance with Rule 144A under the United States Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, the Transferor hereby further certifies that the Surrendered Securities are being transferred to a person that the Transferor reasonably believes is purchasing the Surrendered Securities for its own account, or for one or more accounts with respect to which such person exercises sole investment

                                     B-5-1
        discretion, and such person and each such account is either a "qualified institutional buyer" within the meaning of Rule 144A, in each case in a transaction meeting the requirements of Rule 144A or an institutional "Accredited Investor" within the meaning of subparagraph (A)(1), (2),
        (3) or (7) of Rule 401 under the Securities Act that is acquiring the security for investment purposes and not with a view to, or for offer or sale in connection with any distribution; or

____ the Surrendered Securities are being transferred in a transaction permitted by Rule 144 under the Securities Act; or

____ the Surrendered Securities are being transferred in a transaction permitted by Rule 904 under the Securities Act; or

____ the Surrendered Securities are being transferred pursuant to an effective registration statement under the Securities Act; or

____ such transfer is being effected pursuant to an exemption from the registration require ments of the Securities Act other than Rule 144A or Rule 144, and the Trans feror hereby further certifies that the Securities are being transferred in compliance with the transfer restrictions applicable to the global Securities and in accordance with the requirements of the exemption claimed, which certifica tion is supported by an Opinion of Counsel, if required by the Company, provided by the transferor or the transferee (a copy of which the Transferor has attached to this certification) in form reasonably acceptable to the Compa ny and to the Registrar, to the effect that such transfer is in compliance with the Securities Act;

and the Surrendered Securities are being transferred in compliance with any applicable blue sky securities laws of any state of the United States.

     This certificate and the statements contained herein are made for your benefit and the benefit of the Company and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, the initial purchaser of such Securities being transferred. Terms used in this certificate and not otherwise defined in the Indenture have the meanings set forth in Regula tion S under the Securities Act.



                                        _____________________________
                                        Insert Name of Transferor


                                        By:
                                           __________________________
                                             Name:
                                             Title:

Dated: _________________________

cc: Hewlett-Packard Company


                                     B-5-2